                     MFS -REGISTERED TRADEMARK-/ SUN LIFE SERIES TRUST

     SEMIANNUAL REPORT - JUNE 30, 1999

     CAPITAL APPRECIATION SERIES
     EMERGING GROWTH SERIES
     GLOBAL GROWTH SERIES
       (FORMERLY WORLD GROWTH SERIES)
     MANAGED SECTORS SERIES
     MASSACHUSETTS INVESTORS TRUST SERIES
       (FORMERLY CONSERVATIVE GROWTH SERIES)
     RESEARCH SERIES
     TOTAL RETURN SERIES
     UTILITIES SERIES

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MFS-Registered Trademark- ORIGINAL RESEARCH-SM-
RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT
AT MFS SINCE 1932, WHEN WE CREATED ONE OF THE
FIRST IN-HOUSE RESEARCH DEPARTMENTS IN THE MUTUAL
FUND INDUSTRY. ORIGINAL RESEARCH-SM- AT MFS IS    [LOGO]
MORE THAN JUST CRUNCHING NUMBERS AND CREATING
ECONOMIC MODELS: IT'S GETTING TO KNOW EACH
SECURITY AND EACH COMPANY PERSONALLY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

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   NOT FDIC INSURED         MAY LOSE VALUE           NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS-Registered Trademark- Original Research-SM- to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ JOHN D. MCNEIL

John D. McNeil
Chairman
Board of Trustees

July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION SERIES
For the six months ended June 30, 1999, the Series provided a total return of 8.30%, which compares to a 12.23% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

We benefited from Microsoft, which held on to its position as the top holding in the portfolio for the first half of the year. After suffering through declining stock prices in the winter, the prices of BMC Software, a computer software company, and Oracle, a database software developer and manufacturer, went up in the second quarter and the portfolio benefited. Tyco International, an industrial conglomerate and our second largest holding, continued to perform well, given its strong earnings growth. MCI WorldCom, a data and telecommunications company, and Cisco Systems, a computer network developer, were consistently strong performers. MediaOne, a cable

                                                                               1
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MANAGEMENT REVIEW AND OUTLOOK -- continued
broadcasting company that made a valuable contribution to the portfolio, was trimmed after the announcement of an AT&T acquisition offer. We added Comcast, another cable broadcaster, to our holdings because of what we believe to be strong fundamentals for the company. Because it seemed overvalued, we reduced our holdings in the drug company Pfizer. We bought American Home Products, which develops and sells a wide range of drugs and agricultural products and had good earnings growth and a reasonable price/earnings multiple.

The portfolio underperformed during the first half of the period and outperformed during the second half. During the first three months, more cyclically oriented stocks -- energy and specialty retailing, for example -- performed well, and we had relatively few such holdings. Our technology focus was correct, but we were more concentrated in software stocks at a time when semiconductor stocks performed strongly. But during the second half of the period, software stock performance improved significantly.

Some holdings hurt performance during the period. Cadence Design Systems, a developer of design software and software services, had disappointing earnings. Compuware, a software products and professional services company, underperformed due to concerns about a potential slowdown in sales. Rite Aid, the drug store chain, experienced management and financing problems.

We have significant holdings in the leisure sector, which is focused on two primary areas: cable operating companies and radio companies. The cable industry is benefiting from the introduction of digital services, which expands the breadth of its products offered through cable television. The industry gets an added boost as a superior connection for Internet-related services. Our primary cable holdings are Time Warner and Comcast. Radio stocks continued to have a strong position in the portfolio because the industry benefited from consolidation and a strong economy. Consolidation has allowed such companies as Clear Channel Communications to offer more comprehensive advertising packages that better cover local markets with a larger number of stations and more professional programming. This has led to stronger demand for advertising time.

We continue to rely on our bottom-up MFS-Registered Trademark- Original Research-SM- process. Our team of analysts and portfolio managers visits and calls companies to identify which have the best growth prospects at today's valuation levels. It does become more difficult to identify new ideas in today's highly valued market. However, patience and continued hard work will enable us to add new companies. During the period, we added to our positions in Wendy's International and McDonald's Corp. as portfolio fundamentals began to improve for the restaurant industry.

Looking ahead, the Federal Reserve Board's small interest rate increase would indicate that it is satisfied with the current level of growth in the economy. Inflation remains under good control, given recent government information about inflation indices for consumer and wholesale prices. This paints a good overall backdrop for the stock market, which is recognized by the current valuation levels. In general, we think that more moderate upside movement should be expected from the market than we have seen in the past few years of very strong performance. We will strive to continue to add those companies that best meet our objective of capital growth of the portfolio.

EMERGING GROWTH SERIES
For the six months ended June 30, 1999, the Series provided a total return of 12.00%, which compares to a 12.13% return for the average mid cap growth fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to a 9.28% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 12.23% return for the S&P 500. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Series' performance was impacted by three important factors. First, the Series has holdings in small, mid-sized, and large companies. Until early April, when the market began to broaden, its best-performing segment was made up of a narrow group of about 50 of the largest-company growth stocks in the S&P 500, as well as some Internet stocks. Prices of the large-company stocks, relative to their earnings, reached excessive levels. Now, investors have moved into a broader range of stocks that are selling at cheaper prices relative to their earnings. We think the broadening of the market will continue, and that should be a positive for the Series because it invests in companies of all market capitalizations.

Second, the Series was affected by the fact that we have not invested in many of the Internet stocks. While we have been generally reluctant to own Internet companies that have unproven business models, we do own established companies such as Cisco Systems, which provides systems to support Internet traffic, and Oracle, which provides one of the leading enabling technologies for e-commerce. Many of the Internet stocks, including new companies that have shown no profit, performed very well in the early part of the year. However, when investors became nervous over their valuations, they rushed out of them. Our investments in stocks with proven business models helped to protect the portfolio from a decline in Internet stock speculation.

The third factor has been our exposure to computer software companies. Many software companies have faced uncertainty over the Year 2000 (Y2K) computer issue. Earlier this year, it looked like many businesses

2
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MANAGEMENT REVIEW AND OUTLOOK -- continued
would reduce their spending on computer software and systems to give themselves time to ensure their existing systems were Y2K ready. Although it now looks like spending won't be cut as much as people feared, the stocks have already been impacted. We think the Y2K issue will be behind us by next spring. At that time, we think companies such as BMC Software and Computer Associates, which are dominant in their markets, should be among the best positioned in what we expect to be a very rapidly growing industry.

Technology continues to be the Series' largest sector. Companies are still increasing earnings growth by aggressively downsizing, restructuring, and outsourcing many business functions. Technology allows these companies to be more productive without necessarily hiring more people. We believe these trends will continue both domestically and internationally, and they should continue to benefit such holdings as Microsoft.

Several of the Series' telecommunications and media holdings also have performed well. MCI WorldCom is a dominant player in telecommunications and the backbone of worldwide cellular traffic. MediaOne, which is being acquired by AT&T, has been a big beneficiary of the growth of cable, both for entertainment and for Internet access. Also, after several years of not being able to increase prices, health maintenance organizations such as United HealthCare have been raising their rates, which we feel should make them more profitable.

GLOBAL GROWTH SERIES
For the six months ended June 30, 1999, the Series provided a total return of 13.27%, which compares to a 6.23% return for the average global flexible fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to returns of 12.23% for the S&P 500, 9.28% for the Russell 2000 Total Return Index, and 10.21% for the Morgan Stanley Capital International (MSCI) All Country Index, an unmanaged index of developed-country and emerging market equities.

Investments in emerging markets have helped performance recently. Our emerging market holdings previously had been hurt by the downturn in that market, which began in 1997. However, since late 1998, stock prices in emerging markets have rebounded strongly because investors have become more confident that political and economic reforms in these countries eventually may result in strong economic growth.

Several of the Series' U.S. technology and telecommunications holdings, including Cisco Systems, Microsoft, and Oracle, have also helped performance. Technology companies, particularly U.S. software companies, continue to help corporations around the world become more productive. In general, these firms have been insulated from a slowdown in the economy and continue to generate very strong earnings growth. Similarly, the explosion in wireless communications and data transmission has boosted revenues and earnings for telecommunications companies around the world.

We also like European consumer staples and financial services companies. Stocks of several consumer staples companies were hurt last year by their exposure to emerging markets. However, we believe the recent economic improvement in Asia and Latin America should enable these companies to rebound. Holdings in this sector include Benckiser, a Dutch company that makes dishwasher detergent and other household products, and Nestle, a Swiss food company. We also think stock prices of European financial services companies are attractive in relation to our earnings and growth outlooks for them. We continue to see opportunities for consolidation in this sector, which we believe should drive costs down and result in positive earnings for several years. One of our larger European holdings in this sector is UBS, a Swiss bank whose stock has risen following its merger last year with Swiss Bank Corp. The rapid growth of the European media and communications industry also has helped such broadcast holdings as Television Francaise 1 in France and Capital Radio in the United Kingdom.

Even though Japan has been one of the best-performing international markets this year, those gains are largely in anticipation of potential corporate earnings improvements rather than a reflection of any real change. The Japanese government has taken positive steps toward reforming the banking sector. If these reforms are carried out, we believe they will be positive for the Japanese equity market. Our strategy in Japan is to focus on individual companies rather than the market as a whole. We are looking for companies with the strongest franchises that have the potential to increase earnings consistently over the next few years. We have found a number of companies that we think fit these criteria, such as NTT Mobile Communications, a telecommunications company; Hitachi, a technology company; Takeda Chemical, a pharmaceutical company; and Chugai Pharmaceutical.

Our positions in the European defense industry have hurt performance. Investors reacted negatively to the British Aerospace purchase of General Electric Co. PLC's Marconi defense business. However, we continue to believe that there will be fewer companies in the industry over the long term and that these companies should be more efficient and better able to compete globally. We have maintained positions in British Aerospace as well as in Saab in Sweden, both of which appear to us to be well positioned to benefit from this consolidation trend.

European economies are still lagging behind the U.S. economy. Interest rates in Europe have declined and the euro has weakened, which may stimulate growth by making exports cheaper. In addition, restructuring efforts that started in earnest several years ago are beginning to show results, with companies cutting costs and reducing redundant operations. We expect this restructuring to be positive for corporate earnings growth. We think the

                                                                               3
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MANAGEMENT REVIEW AND OUTLOOK -- continued
combination of low interest rates, improved earnings, and attractive valuations on a global basis should support European equity markets.

Markets in Japan have had a strong run so far this year. In general, we believe Japanese companies have tremendous potential to restructure their businesses to improve profitability. The question remains whether these companies have the will to carry out their restructuring plans. We see signs of restructuring efforts in some companies, and their stock prices have responded favorably. To move ahead, the Japanese market overall needs to show clear evidence of an economic rebound and further progress on restructuring.

Finally, if emerging markets can avoid incurring too much debt and can continue the economic reform process that started as a result of the turmoil in the markets last year, we think these markets can do reasonably well. Some of them fell 70% or more from their highs of 1997, so even though they have bounced back somewhat, we are a long way from where we were before the crash.

MANAGED SECTORS SERIES
For the six months ended June 30, 1999, the Series provided a total return of 15.93%, which compares to returns of 12.23% for the S&P 500 and 14.97% for the Lipper Capital Appreciation Fund Index (the Lipper Index). The Lipper Index is an unmanaged, net-asset-value-weighted measure of the largest qualifying mutual funds with capital appreciation as their investment objective.

The Series' performance in the first half of this year was helped by its overweightings in the leisure sector, including telecommunications. Early on, we recognized that we were likely to continue being in a very selective market, in which only a few stocks would yield above-average rewards to investors. So our job was to find the companies with the strongest relative earnings growth that would benefit from the supportive global interest-rate environment.

Driving the performance of the Series was a shift to high-quality growth stocks -- companies with strong franchises in dynamically growing markets such as technology, biotechnology, medical devices, and telecommunications. Some of these companies included QUALCOMM, Tellabs, Sprint Corp., and Biogen.

We believe the telecommunications industry is one of the most attractive areas we have been able to identify. Growth is being fueled by global deregulation, the rapid increase in Internet traffic, and the demand for high-speed data access. Recognizing these trends, we have identified a number of high-growth telecom companies that are benefiting from global deregulation and improvements in technology. These companies fall into two categories. The first is alternative carriers, such as Global TeleSystems, which is benefiting from the growth of high-speed data services. The second is cable television and related telecom equipment companies, which are now viewed as an important part of the infrastructure for delivering the Internet to the consumer. In this category, we own companies such as Comcast, MediaOne, and Time Warner.

Searching for companies with strong franchises in high-growth markets has led us to make a few changes in our holdings during the first half of the year. For example, we've trimmed back our holdings in energy, basic industries, and financial services. While we believe that the global economy is recovering, the pace of that recovery may not be strong enough to support further appreciation in commodity-based companies. Our concern about the potential for higher interest rates has caused us to reduce our weighting in financial services, a sector in which margins generally come under pressure when ratings move up.

While most of our major holdings helped performance, two that did not were Qwest Communications and Sepracor. Qwest made bids for two other communications companies. If successful, we believe the growth rate of the newly combined company would slow significantly. Sepracor also fell sharply as an important joint venture ran into difficulty. We are hopeful that the stock will deliver future value to shareholders.

There are several things we are monitoring closely as we strategize for the rest of the year. Inflation seems subdued; however, we believe the U.S. economy remains quite robust. Meanwhile, the rest of the world is trying to recover from recession or is experiencing a recovery. We believe this may be a precursor to higher interest rates. In a market with high valuations, higher interest rates do represent a potential risk. Also, in a market characterized by high valuations, any earnings disappointments can be disastrous. So being on top of company fundamentals is vital to avoiding earnings shortfalls and capitalizing on positive earnings surprises. We believe that's where MFS' large team of dedicated analysts may make the difference.

More than any year in recent memory, we believe that 1999 may be a stock-picker's market. Why is this? First, in general, valuations are extremely high, so we must be diligent in finding companies with catalysts for accelerating growth. Second, the large gains enjoyed by the market over the past six months need to be digested. We believe only the exceptional stock will beat the market averages, and it is our job to try to find these exceptional stocks for our shareholders.

MASSACHUSETTS INVESTORS TRUST SERIES
For the six months ended June 30, 1999, the Series provided a total return of 5.94%, which compares to returns of 10.93% for the average growth and income fund tracked by Lipper Analytical Services, Inc. and 12.23% for the S&P 500.

4
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MANAGEMENT REVIEW AND OUTLOOK -- continued

The Series' underweightings in technology and cyclical stocks, combined with some individual stocks that did not perform well, hurt performance. This Series seeks a balance between risk and reward. Historically it has been underweighted in technology because we felt that the sector's potential for risk was higher than its potential for reward. Unfortunately, with the technology sector's recent strong performance, this strategy has not worked out in the short term.

Similarly, the Series has been underweighted in cyclicals over the period, including basic materials, industrial goods and services, and energy. Recently, many cyclical stocks have performed well; therefore, our underweighting hurt performance. Although these industries can sometimes offer pockets of strength, price fluctuations in their stocks are usually volatile. We feel this characteristic is not in line with the Series' long-term conservative growth investment style.

The Series' performance also was hurt by several stocks that did not perform well. An example is Rite Aid, a drug store chain. This year's market has had wide differences in price-to-earnings ratios between stocks perceived to be doing well and those perceived not to be doing well. When stocks fail to meet their earnings projections -- as was the case with this stock -- their prices tend to suffer precipitous drops. Therefore, we believe the cost of being wrong is higher today.

Despite the fact that there were individual stocks that hurt performance, there were some that worked out well for the portfolio. One example is Newell Rubbermaid, which was added recently. Newell bought Rubbermaid in the first quarter of this year, and we believe the combined company could have a near monopoly on a range of consumer staples, including Rolodexes. It also sells home products such as drapery, hardware, and kitchen accessories. Rubbermaid had a broad product line that was very popular but its reputation for customer satisfaction was poor, while Newell brings a strong customer orientation to the table.

Another example of a good-performing company is Wells Fargo & Co., a California-based bank. Last fall, it acquired Norwest Corp., a Minnesota-based bank, bringing together two complementary financial services companies: one with good cost controls and another with, in our opinion, growth potential. Furthermore, we have large weightings in companies that we think have more favorable price-to-earning ratios than those of the market as a whole, including United Technologies, an aerospace, defense, and building equipment company; Xerox, an office equipment company; and AlliedSignal, an aerospace, automotive, and environmental controls company. We think these companies also have sustainable long-term earnings growth potential.

Telecommunications companies have been positive performers for the Series. Our holdings include Bell Atlantic, MCI WorldCom, and Sprint's long-distance telephone group. Sales growth for these companies and for telecommunications companies in general have been very strong. The Internet has driven demand for telecommunications services, and both telecommunications equipment and service companies have performed well as a result.

Although this has been a difficult market for the Series, we will continue to blend investments in value and growth stocks while trying to manage risk. Instead of following market trends, we will continue to buy what we think are reasonably priced companies with promising futures. We believe the best thing we can do for contract owners is to continue to stick to our investment discipline -- investing in high-quality, large-cap, blue-chip companies.

RESEARCH SERIES
For the six months ended June 30, 1999, the Series provided a total return of 9.04%, which compares to a 12.23% return for the S&P 500.

The Series relies on MFS-Registered Trademark- Original Research-SM- to incorporate the best ideas of our more than 30 equity analysts, who cover small-, mid-, and large-cap companies; therefore, the portfolio is broadly diversified. However, the equity market has, until recently, been very narrow, with 25 to 50 large-cap growth stocks outperforming the rest of the stocks in the S&P 500. Because the Series is diversified across market capitalizations, it is not likely to outperform in a market favoring a small group of stocks. As the market continues to broaden, we expect the Series to benefit.

The Series is underweighted relative to the S&P 500 in stocks with a market capitalization of $25 billion or more and is overweighted in stocks with all other capitalizations. We believe stocks with the smaller capitalizations are selling at more attractive valuations at this time. As the market broadens to include those smaller capitalization stocks, we think the Series will benefit.

Two industry sectors that have helped performance are financial services and technology. The Series' gains in financial services largely came from brokerage and investment banking stocks. Specifically, the Series had a large holding in Morgan Stanley Dean Witter, which we believe is well managed and experienced in the markets it serves. Companies around the world are using firms like Morgan Stanley to help arrange their mergers.

The leading contributors to technology performance were semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown as well as by the fact that it had built up its manufacturing capability to a point at which there was too much supply in some market segments, so prices came down. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which helped semiconductor companies.

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MANAGEMENT REVIEW AND OUTLOOK -- continued

The continuing strength of the U.S. economy has supported cyclical companies, that is, companies whose businesses can benefit from strengthening economic cycles. For example, the Series has benefited from paper holdings such as Bowater, the number-two newsprint producer in the world. Bowater recently acquired a competitor, Avenor, which should give Bowater greater market share as well as the cost-savings benefits that can come from consolidation. Bowater is global in scope and has benefited from a favorable supply/demand environment, which may result in price increases.

A few of the Series' retailing holdings have underperformed. Although the retailing environment has been very good and Dayton Hudson, the department store chain, has performed well, the Series was hurt by two stocks, Rite Aid and CompUSA. We have had a significant position in Rite Aid because we believe that as the population ages people will use more prescription medicines. However, Rite Aid opened too many stores in a short period of time and underestimated the costs of closing old stores. The company also had inventory and accounting problems. Over the long term, however, we believe Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000 (Y2K) computer problems. By the end of this year, we think the Y2K issue will largely be resolved, and we believe the company may perform better.

TOTAL RETURN SERIES
For the six months ended June 30, 1999, the Series provided a total return of 4.98%, which compares to a return of 5.57% for the average balanced fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to returns of 12.23% for the S&P 500 and -2.28% for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.

In the first three months of 1999, the Series was hurt by the continued underperformance of value stocks compared to growth stocks. Prices of value stocks reflect the underlying value of companies' assets and earnings, while prices of growth stocks tend to reflect investors' earnings growth expectations. Late in March, however, value stocks began to recover, due in part to second-quarter concerns about inflation. Investors trying to anticipate the effects of rising inflation and interest rates have bought value stocks and moved out of growth companies, which have been trading at very high prices relative to their earnings. Because interest rates help determine the value of future earnings, any interest-rate increase lowers future earnings value. Therefore, stocks trading at high prices relative to future earnings become less attractive.

Among industries, we think the energy sector looks particularly attractive. The price of oil has gone from $12 per barrel to around $19. Also, the major oil companies cut spending on drilling last year, so any increase in supply this year should be modest, creating a good supply/demand picture. Two oil companies we like are BP Amoco, which continues to be a big holding, and Mobil. We believe these companies are benefiting from the consolidation of the industry. In addition, the supply/ demand picture for natural gas appears to be quite favorable. A company that we think may benefit from consolidation and rising gas prices is Coastal Corp.

Another important sector is financial services. Life insurance companies such as Lincoln National and Hartford Financial Services Group are benefiting from the growing popularity of annuities. On the property/casualty side of the business, premiums are beginning to increase after years of decline. We believe this should benefit companies such as Chubb and St. Paul.

Companies that have performed well for the Series include AlliedSignal, a diversified industrial company, and those in the paper industry. AlliedSignal had some earnings problems last year, but with its planned acquisition of Honeywell, another diversified industrial company, we believe its future appears bright. Paper companies have reduced their excess supply and, because global economies have strengthened, demand for paper has been better than expected. As a result, we've seen higher prices for such holdings as Weyerhaeuser, Champion, and International Paper.

In February, we began increasing the Series' stock allocation to around 60% of assets because we felt prices of value stocks had become attractive, especially given the big gains in growth stocks over the previous year or so. This increase has helped the portfolio because the market began turning toward value stocks in April and May. We also have increased the Series' holdings of bonds maturing in less than two years. This shortening of duration is a more favorable position in an environment of rising interest rates. However, we have not changed the basic makeup of the bond portfolio, keeping about 45% of fixed-income assets in investment-grade corporates and 30% in U.S. Treasuries to help limit price volatility.

UTILITIES SERIES
For the six months ended June 30, 1999, the Series provided a total return of 9.99%, which compares to a 7.02% return for the average utility fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to a 1.17% return for the Standard & Poor's Utility Index, an unmanaged, market-capitalization-weighted, total return index of all utility stocks in the S&P 500.

The Series has benefited from consolidation or attempted acquisitions among several of its top holdings. For example, Frontier Corp., which was the former Rochester Telephone, has a new management and a new strategy. The company is focusing on the growth sectors of telecommunications. Two rival companies, Global Crossing and Qwest Communications, engaged in a bidding war over Frontier, and Frontier's stock price rose as a result. Another successful telecommunications position has been MediaOne. Like many cable companies, it faced difficult regulation and the consequences of overspending. Now, however, the regulatory picture has improved, and MediaOne's spending is paying off. As a result, MediaOne has been the object of multiple buyout offers, and its stock price has risen based on its proposed acquisition by AT&T.

Although consolidation has benefited the Series' telecommunications holdings, these stocks generally have been performing better than utility stocks for some time. We believe this pattern will continue for the near future because demand in this sector is continually increasing. We are being selective, however. We bought Cincinnati Bell, a local telecommunications company which is branching out, near the beginning of the year, and it has performed well due to strong demand for its cellular and Internet services.

The Series' weighting has increased in the natural gas sector, another area that has experienced consolidation. For example, El Paso Energy's takeover of Sonat last spring created one of the country's largest natural gas pipeline companies. The Series owns both Sonat and El Paso, and their stock prices have increased since the deal was announced. Enron Corp., which is the biggest player in the trading of both natural gas and electricity, also has benefited from its leadership position in energy outsourcing and has performed well.

Another holding is Atmos Energy, a local distribution company (LDC). It is in nine different states and is probably one of the best-run LDCs in our view. The company has made some recent acquisitions that have nearly doubled its growth rate. Peco Energy has helped us. Thanks to increased earnings, it is one of the few electric utilities that had a good first quarter.

We believe the supply/demand outlook for natural gas will improve, perhaps by this fall. The past two winters have been unseasonably warm, which has cut demand. However, we believe a return to any sort of normal weather pattern should help this industry. As companies begin to fill gas storage facilities, a tight market could be created, which would benefit companies like Coastal Corp., a pipeline, exploration, and production company. A stronger natural gas market also would benefit other companies in the Series, such as El Paso and Williams.

                            ------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Because MFS-Registered Trademark-/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

   AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

CAPITAL APPRECIATION SERIES

                                          6 Months    1 Year    3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------
Cumulative Total Return                     +8.30%   +16.28%    +85.33%    +196.88%    +432.60%
-----------------------------------------------------------------------------------------------
Average Annual Total Return                  --      +16.28%    +22.83%     +24.31%     +18.21%
-----------------------------------------------------------------------------------------------

EMERGING GROWTH SERIES(1)

                                                     6 Months       1 Year       3 Years       Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +12.00%      +23.74%       +86.47%     +171.58%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                             --           +23.74%       +23.08%      +27.11%
-------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 1, 1995 through June 30, 1999.

GLOBAL GROWTH SERIES(3)

                                            6 Months       1 Year       3 Years       5 Years       Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        +13.27%      +14.89%       +50.87%      +103.45%     +114.92%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                    --           +14.89%       +14.69%       +15.26%      +14.59%
------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 16, 1993, through June 30, 1999.
MANAGED SECTORS SERIES(2)

                                            6 Months       1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        +15.93%      +16.55%       +78.38%      +166.67%       +356.28%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                    --           +16.55%       +21.28%       +21.67%        +16.39%
--------------------------------------------------------------------------------------------------------------

MASSACHUSETTS INVESTORS TRUST SERIES

                                            6 Months       1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +5.94%      +12.25%       +96.55%      +199.96%       +412.82%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --             +12.25%       +25.26%       +24.57%        +17.76%
--------------------------------------------------------------------------------------------------------------

RESEARCH SERIES

                                            6 Months       1 Year       3 Years        Life*
-----------------------------------------------------------------------------------------------
Cumulative Total Return                         +9.04%      +13.63%       +78.76%      +173.89%
-----------------------------------------------------------------------------------------------
Average Annual Total Return                    --           +13.63%       +21.36%       +24.23%
-----------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1999.

TOTAL RETURN SERIES

                                            6 Months       1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +4.98%       +7.87%       +55.79%      +108.47%       +230.19%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                    --            +7.87%       +15.92%       +15.83%        +12.69%
--------------------------------------------------------------------------------------------------------------

UTILITIES SERIES(2)

                                            6 Months       1 Year       3 Years       5 Years       Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +9.99%      +15.89%       +95.63%      +178.64%     +160.35%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --             +15.89%       +25.07%       +22.75%      +18.56%
------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 16, 1993, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

(1) Investing in small or emerging growth companies involves greater risk than is customarily associated with more established companies. These risks may increase unit price volatility. See the prospectus for details.

(2) The Series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

(3) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999
CAPITAL APPRECIATION SERIES
STOCKS -- 92.1%

Issuer                                         Shares              Value
U.S. STOCKS -- 89.2%

ADVERTISING -- 0.6%
Young & Rubicam, Inc. ..................        234,500      $      10,655,094
                                                             -----------------
AEROSPACE -- 1.3%
General Dynamics Corp. .................        130,800      $       8,959,800
United Technologies Corp. ..............        201,400             14,437,862
                                                             -----------------
                                                             $      23,397,662
                                                             -----------------
AIRLINES -- 0.5%
AMR Corp.* .............................        133,900      $       9,138,675
                                                             -----------------
AUTOMOTIVE -- 0.1%
Federal-Mogul Corp. ....................         47,000      $       2,444,000
                                                             -----------------
BANKS AND CREDIT COMPANIES -- 0.6%
Bank of New York Co., Inc. .............        301,600      $      11,064,950
                                                             -----------------
BROADCASTING -- 1.2%
Hispanic Broadcasting Corp.* ...........          4,730      $         358,889
Infinity Broadcasting Corp.* ...........        676,400             20,122,900
Worldgate Communications, Inc. .........          1,800                 92,250
                                                             -----------------
                                                             $      20,574,039
                                                             -----------------
BUSINESS SERVICES -- 2.0%
Concord EFS, Inc.* .....................         56,700      $       2,399,119
DST Systems, Inc.* .....................        229,900             14,454,962
First Data Corp. .......................        371,300             18,170,494
Policy Management Systems Corp.* .......         29,630                888,900
                                                             -----------------
                                                             $      35,913,475
                                                             -----------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 6.7%
Microsoft Corp.* .......................      1,320,000      $     119,047,500
                                                             -----------------
COMPUTER SOFTWARE -- SERVICES -- 0.8%
EMC Corp.* .............................        245,000      $      13,475,000
Informatica Corp.* .....................          1,500                 53,438
USinternetworking, Inc. ................          4,000                168,000
                                                             -----------------
                                                             $      13,696,438
                                                             -----------------
COMPUTER SOFTWARE -- SYSTEMS -- 9.2%
Ariba, Inc.* ...........................          3,200      $         311,200
BMC Software, Inc.* ....................        847,100             45,743,400
Cadence Design Systems, Inc.* ..........      1,407,200             17,941,800
Cambridge Technology Partners, Inc.* ...        185,800              3,263,113
Computer Associates International,
  Inc. .................................        383,300             21,081,500
Compuware Corp.* .......................        454,200             14,449,237
Oracle Corp.* ..........................      1,354,475             50,284,884
Redback Networks, Inc.* ................          1,100                138,119
Synopsys, Inc.* ........................        182,900             10,093,794
                                                             -----------------
                                                             $     163,307,047
                                                             -----------------
CONGLOMERATES -- 1.0%
Kansas City Southern Industries,
  Inc. .................................        135,000      $       8,614,687
Sodexho Marriott Services, Inc.* .......        436,600              8,377,263
                                                             -----------------
                                                             $      16,991,950
                                                             -----------------
CONSUMER GOODS AND SERVICES -- 10.7%
Clorox Co. .............................         71,400      $       7,626,413
Colgate-Palmolive Co. ..................        192,400             18,999,500
Galileo International, Inc. ............        369,700             19,755,844
Gillette Co. ...........................        501,400             20,557,400
Newell Rubbermaid, Inc. ................        176,200              8,193,300
Tyco International Ltd. ................      1,213,054            114,936,866
                                                             -----------------
                                                             $     190,069,323
                                                             -----------------

Issuer                                         Shares              Value

U.S. STOCKS -- continued
ELECTRICAL EQUIPMENT -- 1.9%
General Electric Co. ...................        213,400      $      24,114,200
Thomas & Betts Corp. ...................        189,900              8,972,775
                                                             -----------------
                                                             $      33,086,975
                                                             -----------------
ELECTRONICS -- 1.7%
Altera Corp.* ..........................        149,200      $       5,492,425
Analog Devices, Inc.* ..................        483,862             24,283,824
GlobeSpan, Inc.* .......................          2,200                 87,450
                                                             -----------------
                                                             $      29,863,699
                                                             -----------------
ENTERTAINMENT -- 8.1%
CBS Corp.* .............................        399,700      $      17,361,969
Clear Channel Communications, Inc.* ....        494,085             34,060,985
Comcast Corp., "A" .....................        471,800             18,134,812
MediaOne Group, Inc.* ..................        349,100             25,964,312
Time Warner, Inc. ......................        589,600             43,335,600
Univision Communications, Inc., "A"* ...         88,700              5,854,200
                                                             -----------------
                                                             $     144,711,878
                                                             -----------------
FINANCIAL INSTITUTIONS -- 4.4%
Associates First Capital Corp., "A" ....        699,900      $      31,014,319
CIT Group, Inc., "A" ...................        158,600              4,579,575
Financial Federal Corp.* ...............        260,100              5,722,200
Finova Group, Inc. .....................        369,400             19,439,675
Goldman Sachs Group, Inc.* .............         16,300              1,177,675
Merrill Lynch & Co., Inc. ..............         79,400              6,347,037
Morgan Stanley Dean Witter & Co. .......         89,200              9,143,000
                                                             -----------------
                                                             $      77,423,481
                                                             -----------------
FOOD AND BEVERAGE PRODUCTS -- 1.1%
Keebler Foods Co.* .....................        260,200      $       7,903,575
Quaker Oats Co. ........................        101,710              6,751,001
Ralston-Ralston Purina Co. .............        149,300              4,544,319
                                                             -----------------
                                                             $      19,198,895
                                                             -----------------
INSURANCE -- 2.5%
American International Group, Inc. .....        183,191      $      21,444,796
Equitable Cos., Inc. ...................         77,400              5,185,800
Lincoln National Corp. .................        345,200             18,058,275
                                                             -----------------
                                                             $      44,688,871
                                                             -----------------
INTERNET
Ask Jeeves, Inc.* ......................          1,700      $          23,800
                                                             -----------------
MANUFACTURING -- 0.2%
Danaher Corp. ..........................         62,000      $       3,603,750
                                                             -----------------
MEDICAL AND HEALTH PRODUCTS -- 3.8%
American Home Products Corp. ...........        398,000      $      22,885,000
Becton, Dickinson & Co. ................        220,200              6,606,000
Boston Scientific Corp.* ...............        182,100              8,001,019
Pfizer, Inc. ...........................        158,000             17,340,500
Pharmacia & Upjohn, Inc. ...............        153,700              8,732,081
Schering Plough Corp. ..................         92,100              4,881,300
                                                             -----------------
                                                             $      68,445,900
                                                             -----------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 5.1%
Cardinal Health, Inc. ..................        257,812      $      16,532,194
Guidant Corp. ..........................        229,300             11,794,619
Health Management Associates, Inc.,
  "A"* .................................        980,825             11,034,281
HealthSouth Corp.* .....................        887,800             13,261,513
United HealthCare Corp. ................        604,033             37,827,567
                                                             -----------------
                                                             $      90,450,174
                                                             -----------------

                                                                           9-CAS

Issuer                                         Shares              Value
U.S. STOCKS -- continued
RESTAURANTS AND LODGING -- 3.4%
Cendant Corp.* .........................      1,794,900      $      36,795,450
McDonald's Corp. .......................        351,100             14,504,819
Wendy's International, Inc. ............        313,700              8,881,631
                                                             -----------------
                                                             $      60,181,900
                                                             -----------------
STORES -- 6.7%
CVS Corp. ..............................      1,044,300      $      52,998,225
Linens 'n Things, Inc.* ................         33,200              1,452,500
Lowe's Cos., Inc. ......................        111,300              6,309,319
Office Depot, Inc.* ....................        865,350             19,091,784
Rite Aid Corp. .........................        908,200             22,364,425
TJX Cos., Inc. .........................        509,100             16,959,394
                                                             -----------------
                                                             $     119,175,647
                                                             -----------------
SUPERMARKETS -- 2.2%
Kroger Co.* ............................        588,000      $      16,427,250
Safeway, Inc.* .........................        444,500             22,002,750
                                                             -----------------
                                                             $      38,430,000
                                                             -----------------
TELECOMMUNICATIONS -- 11.8%
Adelphia Communications Corp. "A"* .....          8,700      $         553,538
American Tower Corp., "A"* .............        267,100              6,410,400
AT&T Corp.* ............................        118,600              4,358,550
CenturyTel, Inc. .......................        348,400             13,848,900
Cisco Systems, Inc.* ...................        958,350             61,753,678
Global TeleSystems Group, Inc.* ........        170,300             13,794,300
Intermedia Communications, Inc.* .......        114,000              3,420,000
L-3 Communications Holding, Inc.* ......          2,800                135,275
Lucent Technologies, Inc. ..............        228,600             15,416,212
MCI WorldCom, Inc.* ....................        465,970             40,102,543
Motorola, Inc. .........................        121,200             11,483,700
Nextlink Communications, Inc., "A"* ....         50,100              3,726,188
Pinnicle Holdings, Inc.* ...............         45,900              1,124,550
Qwest Communications International,
  Inc.* ................................        238,810              7,895,656
Rhythms NetConnections, Inc.* ..........         47,000              2,743,625
Sprint Corp. (PCS Group) ...............        230,900             13,190,162
Tellabs, Inc.* .........................        142,400              9,620,900
                                                             -----------------
                                                             $     209,578,177
                                                             -----------------
UTILITIES -- ELECTRIC -- 1.1%
AES Corp.* .............................        337,700      $      19,628,812
                                                             -----------------
UTILITIES -- TELEPHONE -- 0.5%
Frontier Corp. .........................        160,700      $       9,481,300
                                                             -----------------
    Total U.S. Stocks ....................................   $   1,584,273,412
                                                             -----------------
Issuer                                         Shares              Value
FOREIGN STOCKS -- 2.9%

BERMUDA -- 0.4%
Ace Ltd. (Insurance) ...................        258,400      $       7,299,800
                                                             -----------------
FINLAND -- 0.2%
Nokia Corp., ADR
  (Telecommunications) .................         48,700      $       4,459,094
                                                             -----------------
GERMANY -- 0.7%
Mannesmann AG (Conglomerate) ...........         85,100      $      12,715,851
                                                             -----------------
ITALY -- 0.5%
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................      1,452,000      $       8,663,494
                                                             -----------------
SWEDEN -- 0.7%
Ericsson LM, ADR
  (Telecommunications) .................        387,900      $      12,776,456
                                                             -----------------
UNITED KINGDOM -- 0.4%
Reuters Group PLC (Business
  Services) ............................        522,600      $       6,873,086
                                                             -----------------
    Total Foreign Stocks .................................   $      52,787,781
                                                             -----------------
    Total Stocks
      (Identified Cost, $1,108,402,522) ..................   $   1,637,061,193
                                                             -----------------
SHORT-TERM OBLIGATIONS -- 7.5%
                                          Principal Amount
                                           (000 Omitted)
AT&T Corp., due 7/01/99 ................  $       1,400      $       1,400,000
Federal Agricultural Mortgage Corp., due
  7/20/99 - 7/26/99 ....................         31,732             31,636,301
Federal Home Loan Bank, due 7/21/99 ....         15,800             15,757,120
Federal Home Loan Mortgage Corp., due
  7/09/99 - 7/29/99 ....................         69,100             68,949,367
Federal National Mortgage Corp., due
  7/22/99 ..............................         14,700             14,658,240
                                                             -----------------
    Total Short-Term Obligations, at Amortized Cost ......   $     132,401,028
                                                             -----------------
    Total Investments
      (Identified Cost, $1,240,803,550) ..................   $   1,769,462,221
                                                             -----------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.4%                                            7,105,402
                                                             -----------------
    Net Assets -- 100.0% .................................   $   1,776,567,623
                                                             -----------------
                                                             -----------------

          See portfolio footnotes and notes to financial statements

10-CAS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

EMERGING GROWTH SERIES

STOCKS -- 92.7%

Issuer                                         Shares             Value
U.S. STOCKS -- 86.5%

ADVERTISING -- 0.1%
Big Flower Holdings, Inc.* .............           1,500     $        47,813
Lamar Advertising Co., "A"* ............           1,100              45,031
Omnicom Group, Inc. ....................           8,500             680,000
Outdoor Systems, Inc.* .................           1,900              69,350
                                                             ---------------
                                                             $       842,194
                                                             ---------------
AEROSPACE -- 0.4%
Allied Signal, Inc. ....................          19,600     $     1,234,800
Gulfstream Aerospace Corp.* ............           1,100              74,319
Raytheon Co., "B" ......................          27,500           1,935,312
                                                             ---------------
                                                             $     3,244,431
                                                             ---------------
AIRLINES
Airborne Freight Corp. .................           1,300     $        35,994
Atlas Air, Inc.* .......................           1,800              58,050
Skywest, Inc. ..........................           1,400              34,912
                                                             ---------------
                                                             $       128,956
                                                             ---------------
AGRICULTURAL PRODUCTS
Case Corp. .............................           6,600     $       317,625
                                                             ---------------
AUTOMOTIVE -- 0.1%
AutoNation, Inc.* ......................           5,600     $        99,750
Dana Corp. .............................           5,600             257,950
Dura Automotive Systems, Inc.* .........             900              29,925
Group 1 Automotive, Inc.* ..............           1,800              38,025
                                                             ---------------
                                                             $       425,650
                                                             ---------------
BANKS AND CREDIT COMPANIES
First Tennessee National Corp. .........           1,300     $        49,806
                                                             ---------------
BIOTECHNOLOGY -- 0.1%
Waters Corp.* ..........................           9,400     $       499,375
                                                             ---------------
BROADCASTING -- 0.2%
Hispanic Broadcasting Corp.* ...........           1,300     $        98,637
Infinity Broadcasting Corp.* ...........          60,100           1,787,975
Source Media, Inc.* ....................           2,100              35,700
Westwood One, Inc.* ....................           1,400              49,963
                                                             ---------------
                                                             $     1,972,275
                                                             ---------------
BUILDING
Sherwin Williams Co. ...................           1,700     $        47,175
                                                             ---------------
BUSINESS MACHINES -- 1.7%
Affiliated Computer Services, Inc.,
  "A"* .................................           1,200     $        60,750
Seagate Technology, Inc.* ..............           1,800              46,125
Texas Instruments, Inc. ................         102,800          14,906,000
                                                             ---------------
                                                             $    15,012,875
                                                             ---------------
BUSINESS SERVICES -- 1.5%
Abacus Direct Corp.* ...................             600     $        54,900
Affiliated Managers Group, Inc.* .......           1,500              45,281
BISYS Group, Inc.* .....................          26,300           1,538,550
Building One Services Corp.* ...........           1,013              14,055
Ceridian Corp.* ........................           6,700             219,006
Computer Horizons Corp.* ...............           5,400              74,587
Concord EFS, Inc.* .....................           1,500              63,469
First Data Corp. .......................         182,500           8,931,094
Fiserv, Inc.* ..........................           1,650              51,666
IMRglobal Corp.* .......................          44,200             850,850
Insight Enterprises, Inc.* .............           1,500              37,125
Interim Services, Inc.* ................           2,400              49,500
Learning Tree International, Inc.* .....          74,300             812,656
Metamor Worldwide, Inc.* ...............           2,600              62,563
Pegasus Systems, Inc.* .................           1,200              44,925
Professional Detailing, Inc.* ..........           1,300              30,550
                                                             ---------------
                                                             $    12,880,777
                                                             ---------------

Issuer                                         Shares             Value
U.S. STOCKS -- continued
COMPUTER HARDWARE -- SYSTEMS
Maxtor Corp.* ..........................           3,300     $        16,603
                                                             ---------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 5.5%
Microsoft Corp.* .......................         514,484     $    46,400,026
Verity, Inc.* ..........................          26,800           1,452,225
                                                             ---------------
                                                             $    47,852,251
                                                             ---------------
COMPUTER SOFTWARE -- SERVICES -- 0.8%
EMC Corp.* .............................          15,200     $       836,000
Informatica Corp.* .....................             800              28,500
Internet Commerce Corp.* ...............          10,400             135,200
Sun Microsystems, Inc.* ................          82,300           5,668,412
                                                             ---------------
                                                             $     6,668,112
                                                             ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 8.9%
ACT Networks, Inc.* ....................           2,500     $        42,656
Adaptec, Inc.* .........................         120,400           4,251,625
Adobe Systems, Inc. ....................             800              65,725
Ariba, Inc.* ...........................           1,600             155,600
Aspen Technology, Inc.* ................           1,300              15,275
BMC Software, Inc.* ....................          92,777           5,009,958
Business Objects S.A.* .................           1,600              58,400
Cadence Design Systems, Inc.* ..........         213,500           2,722,125
Checkfree Holdings Corp.* ..............           1,800              49,613
Clarify, Inc.* .........................           2,000              82,500
Computer Associates International,
  Inc. .................................         162,575           8,941,625
Compuware Corp.* .......................         236,600           7,526,837
CSG Systems International, Inc.* .......           1,200              31,425
Etec Systems, Inc.* ....................           1,100              36,575
Inktomi Corp.* .........................          10,000           1,315,000
Keane, Inc. ............................           9,700             219,462
Manugistics Group, Inc.* ...............          13,300             192,850
NCR Corp.* .............................           1,100              53,694
Oracle Corp.* ..........................       1,238,725          45,987,666
Redback Networks, Inc.* ................             600              75,338
SunGard Data Systems, Inc.* ............          12,800             441,600
Synopsys, Inc.* ........................           1,400              77,262
Vantive Corp.* .........................           6,800              77,775
                                                             ---------------
                                                             $    77,430,586
                                                             ---------------
CONGLOMERATES -- 0.2%
Kansas City Southern Industries,
  Inc. .................................          22,600     $     1,442,163
                                                             ---------------
CONSTRUCTION SERVICES
Martin Marietta Materials, Inc. ........           1,200     $        70,800
                                                             ---------------
CONSUMER GOODS AND SERVICES -- 6.4%
Atwood Oceanics, Inc.* .................           1,600     $        50,000
Callaway Golf Co. ......................           3,700              54,113
Carson, Inc., "A"* .....................          53,800             178,212
Dial Corp. .............................           1,700              63,219
Galileo International, Inc. ............          13,600             726,750
Sotheby's Holdings, Inc. ...............           1,800              68,625
The Mead Corp. .........................          27,900           1,164,825
TV Guide, Inc.* ........................           1,200              43,950
Tyco International Ltd. ................         560,979          53,152,760
Whittaker Corp.* .......................           2,200              61,600
                                                             ---------------
                                                             $    55,564,054
                                                             ---------------
CONTAINERS
Owens Illinois, Inc.* ..................           2,500     $        81,719
Sealed Air Corp.* ......................           1,000              64,875
Smurfit-Stone Container Corp.* .........           2,500              51,406
U.S. Can Corp.* ........................             100               2,225
                                                             ---------------
                                                             $       200,225
                                                             ---------------

                                                                          11-EGS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
ELECTRICAL EQUIPMENT -- 0.4%
Honeywell, Inc. ........................          30,800     $     3,568,950
Jabil Circuit, Inc.* ...................           1,200              54,150
Micrel, Inc.* ..........................           1,100              81,400
                                                             ---------------
                                                             $     3,704,500
                                                             ---------------
ELECTRONICS -- 5.1%
Altera Corp.* ..........................         247,000     $     9,092,687
Analog Devices, Inc.* ..................         123,600           6,203,175
Applied Materials, Inc.* ...............          89,700           6,626,587
Applied Micro Circuits Corp.* ..........           1,300             106,925
Atmel Corp.* ...........................          19,900             521,131
ATMI, Inc.* ............................           1,800              53,550
Burr-Brown Corp.* ......................           1,700              62,263
Conexant Systems, Inc.* ................           1,300              75,481
Credence Systems Corp.* ................           1,900              70,538
Flextronics International Ltd.* ........           1,180              65,490
GlobeSpan, Inc.* .......................             900              35,775
Level One Communications, Inc.* ........           1,400              68,513
Linear Technology Corp. ................          28,300           1,903,175
LSI Logic Corp.* .......................          27,600           1,273,050
LTX Corp.* .............................           4,400              58,575
Maxim Integrated Products, Inc.* .......           1,100              73,150
Microchip Technology, Inc.* ............           1,300              61,588
Micron Technology, Inc.* ...............          23,300             939,281
MIPS Technologies, Inc.* ...............           1,300              62,319
Optical Coating Laboratory, Inc. .......             850              71,081
Parker-Hannifin Corp. ..................           1,700              77,775
Photronics, Inc.* ......................           2,000              49,000
PMC-Sierra, Inc.* ......................           2,200             129,662
Quanta Services, Inc.* .................           1,800              79,200
Sanmina Corp.* .........................           1,100              83,463
SCI Systems, Inc.* .....................             820              38,950
SIPEX Corp.* ...........................           1,300              26,650
Solectron Corp.* .......................          39,300           2,620,819
Teradyne, Inc.* ........................          65,700           4,713,975
The DII Group, Inc.* ...................           2,100              78,356
Xilinx, Inc.* ..........................         151,900           8,696,275
                                                             ---------------
                                                             $    44,018,459
                                                             ---------------
ENERGY
BJ Services Co.* .......................           1,900     $        55,931
Rowan Cos., Inc.* ......................           3,700              68,219
                                                             ---------------
                                                             $       124,150
                                                             ---------------
ENTERTAINMENT -- 8.8%
CBS Corp.* .............................          96,300     $     4,183,031
Clear Channel Communications, Inc.* ....         165,055          11,378,479
Comcast Corp., "A" .....................         364,300          14,002,781
Cox Radio, Inc., "A"* ..................          73,200           3,971,100
Gemstar International Group Ltd.* ......          26,300           1,716,075
Harrah's Entertainment, Inc.* ..........           2,300              50,600
Hearst-Argyle Television, Inc.* ........           1,700              40,800
International Speedway Corp. ...........           1,000              47,500
MediaOne Group, Inc.* ..................         225,500          16,771,563
Premier Parks, Inc.* ...................           2,000              73,500
Readers Digest Association, Inc.,
  "A" ..................................           1,300              51,675
Time Warner, Inc. ......................         310,900          22,851,150
Univision Communications, Inc., "A"* ...          15,400           1,016,400
USA Networks, Inc.* ....................           2,500             100,313
                                                             ---------------
                                                             $    76,254,967
                                                             ---------------
FINANCIAL INSTITUTIONS -- 0.1%
Hambrecht & Quist Group, Inc., * .......           1,400     $        51,975
CIT Group, Inc., "A" ...................           1,200              34,650
Issuer                                         Shares             Value
U.S. STOCKS -- continued
FINANCIAL INSTITUTIONS -- continued
Paine Webber Group, Inc. ...............           1,000     $        46,750
U.S. Trust Corp. .......................           2,500             231,250
Waddell & Reed Financial, Inc., "A" ....           1,800              49,388
                                                             ---------------
                                                             $       414,013
                                                             ---------------
FINANCIAL SERVICES
FiNet.com, Inc.* .......................           5,900     $        32,819
                                                             ---------------
FOREST AND PAPER PRODUCTS -- 1.0%
Bowater, Inc. ..........................           1,800     $        85,050
International Paper Co. ................          68,300           3,449,150
Weyerhaeuser Co. .......................          70,100           4,819,375
                                                             ---------------
                                                             $     8,353,575
                                                             ---------------
INTERNET
Ask Jeeves, Inc. .......................             700     $         9,800
GoTo.com, Inc.* ........................           1,800              50,400
Software.com, Inc.* ....................           1,100              25,506
                                                             ---------------
                                                             $        85,706
                                                             ---------------
LEISURE
Penske Motorsports, Inc.* ..............           1,400     $        69,475
Speedway Motorsports, Inc.* ............           1,200              47,175
                                                             ---------------
                                                             $       116,650
                                                             ---------------
MACHINERY -- 0.6%
Caterpillar, Inc. ......................          20,900     $     1,254,000
Deere & Co., Inc. ......................           6,300             249,637
Eaton Corp. ............................          35,300           3,247,600
SI Handling Systems, Inc. ..............          25,350             266,175
                                                             ---------------
                                                             $     5,017,412
                                                             ---------------
MEDICAL AND HEALTH PRODUCTS -- 0.4%
Biomatrix, Inc.* .......................           1,400     $        30,275
Boston Scientific Corp.* ...............          77,700           3,413,944
C.R. Bard, Inc. ........................             800              38,250
King Pharmaceuticals, Inc.* ............           4,500             116,437
Respironics, Inc.* .....................           3,000              45,375
The Liposome, Inc.* ....................           3,700              70,763
                                                             ---------------
                                                             $     3,715,044
                                                             ---------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 0.9%
Alpharma, Inc. .........................           1,300     $        46,231
Biogen, Inc.* ..........................           6,800             437,325
Cyberonics, Inc.* ......................             200               2,500
Enzon, Inc.* ...........................           3,800              78,612
Gentex Corp.* ..........................           2,500              70,000
HealthSouth Corp.* .....................           5,100              76,181
Henry Schein, Inc.* ....................             900              28,519
IDEXX Laboratories, Inc.* ..............           2,200              51,287
Imclone Systems, Inc.* .................           1,300              32,988
LifePoint Hospitals, Inc.* .............           2,226              29,912
Mid Atlantic Medical Services, Inc.* ...           4,500              44,438
PacifiCare Health Systems, Inc.,
  "B"* .................................             800              57,550
Province Healthcare Co.* ...............           1,200              23,400
Transkaryotic Therapies, Inc.* .........           1,400              46,200
Triad Hospitals, Inc.* .................           2,226              30,051
United HealthCare Corp. ................         107,500           6,732,187
Wellpoint Health Networks, Inc.* .......             500              42,438
                                                             ---------------
                                                             $     7,829,819
                                                             ---------------
METAL FABRICATION
The Timken Co. .........................           2,500     $        48,750
                                                             ---------------

12-EGS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
MINING
Cyprus Amax Minerals Co. ...............           3,900     $        59,231
                                                             ---------------
OFFICE EQUIPMENT
United Stationers, Inc. ................           2,500     $        55,000
                                                             ---------------
OIL SERVICES -- 1.7%
Baker Hughes, Inc. .....................          42,200     $     1,413,700
Cal Dive International, Inc.* ..........           1,800              53,775
Diamond Offshore Drilling, Inc. ........          50,600           1,435,775
ENSCO International, Inc. ..............          51,300           1,022,794
Global Industries, Inc.* ...............           7,100              90,969
Global Marine, Inc.* ...................          20,800             321,100
Halliburton Co. ........................         162,400           7,348,600
Nabors Industries, Inc.* ...............           3,200              78,200
Noble Drilling Corp.* ..................          96,300           1,895,906
Smith International, Inc.* .............          12,400             538,625
Varco International, Inc.* .............           3,800              41,562
                                                             ---------------
                                                             $    14,241,006
                                                             ---------------
OILS -- 0.3%
Apache Corp. ...........................          45,800     $     1,786,200
Santa Fe International Corp. ...........          30,000             690,000
                                                             ---------------
                                                             $     2,476,200
                                                             ---------------
PHARMACEUTICALS -- 0.4%
Andrx Corp.* ...........................           1,200     $        92,550
Millennium Pharmaceuticals, Inc.* ......           2,100              75,600
Sepracor, Inc.* ........................          43,200           3,510,000
                                                             ---------------
                                                             $     3,678,150
                                                             ---------------
PRINTING AND PUBLISHING
Electronics for Imaging, Inc.* .........           1,500     $        77,063
                                                             ---------------
RESTAURANTS AND LODGING -- 2.3%
Applebee's International, Inc. .........           2,000     $        60,250
Brinker International, Inc.* ...........           1,800              48,937
CEC Entertainment, Inc.* ...............           1,600              67,600
Cendant Corp.* .........................         929,504          19,054,832
CKE Restaurants, Inc. ..................           1,210              19,663
Four Seasons Hotels, Inc. ..............           1,200              52,875
IHOP Corp.* ............................           1,400              33,688
Papa John's International, Inc.* .......           1,200              53,625
Promus Hotel Corp.* ....................           2,713              84,103
Starwood Hotels & Resorts ..............           1,400              42,787
                                                             ---------------
                                                             $    19,518,360
                                                             ---------------
RETAIL -- 0.2%
bebe stores, inc.* .....................           1,400     $        47,600
Gap, Inc. ..............................          25,800           1,299,675
Intimate Brands, Inc. ..................           3,885             184,052
Lands End, Inc.* .......................           2,400             116,400
Quiksilver, Inc. .......................           1,800              46,912
Tommy Hilfiger Corp.* ..................             700              51,450
                                                             ---------------
                                                             $     1,746,089
                                                             ---------------
SPECIAL PRODUCTS AND SERVICES
Harmonic Lightwaves, Inc.* .............           1,200     $        68,925
Millipore Corp. ........................           1,400              56,787
Newport News Shipbuilding, Inc. ........             300               8,850
SPX Corp.* .............................           2,000             167,000
Veritas DGC, Inc.* .....................           3,000              54,938
                                                             ---------------
                                                             $       356,500
                                                             ---------------
STORES -- 1.9%
Abercrombie & Fitch Co.* ...............          18,800     $       902,400
AnnTaylor Stores Corp.* ................           1,300              58,500
Best Buy Co., Inc.* ....................           4,900             330,750
Issuer                                         Shares             Value
U.S. STOCKS -- continued
STORES -- continued
Boise Cascade Office Products Corp.* ...           2,400     $        28,200
CompUSA, Inc.* .........................           4,900              36,444
Consolidated Stores Corp.* .............           1,350              36,450
Corporate Express, Inc.* ...............           7,900              55,300
Cost Plus, Inc. ........................           1,200              54,600
CSK Auto Corp.* ........................           1,400              37,800
General Nutrition Cos., Inc.* ..........           3,000              69,937
Linens 'n Things, Inc.* ................           1,300              56,875
Micro Warehouse, Inc.* .................          66,800           1,194,050
Office Depot, Inc.* ....................         572,750          12,636,297
Staples, Inc.* .........................          31,175             964,477
Talbots, Inc. ..........................           1,700              64,812
Tiffany & Co. ..........................           1,000              96,500
                                                             ---------------
                                                             $    16,623,392
                                                             ---------------
TECHNOLOGY
Galileo Technology Ltd.* ...............           3,600     $       163,125
                                                             ---------------
TELECOMMUNICATIONS -- 34.1%
ADC Telecommunications, Inc. * .........          28,700     $     1,307,644
Alltel Corp. ...........................          33,200           2,373,800
Amdocs Ltd.* ...........................           3,100              70,525
AT&T Corp.* ............................         484,500          17,805,375
Aware, Inc.* ...........................           1,100              50,737
Cablevision Systems Corp.* .............          36,700           2,569,000
Centinal Cellular Corp.* ...............           1,300              46,313
Century Communications Corp.* ..........          14,700             676,200
CenturyTel, Inc. .......................          66,100           2,627,475
Cincinnati Bell, Inc. ..................          69,000           1,720,687
Cisco Systems, Inc.* ...................         849,926          54,767,107
CommNet Cellular, Inc.* ................           2,500              65,625
CommScope, Inc.* .......................           1,800              55,350
Copper Mountain Networks, Inc.* ........             900              69,525
Covad Communications Group, Inc.* ......          50,700           2,702,944
Cox Communications, Inc.* ..............          45,400           1,671,287
Critical Path, Inc.* ...................             200              11,063
DSP Communications, Inc.* ..............          14,500             418,687
EchoStar Communications, Corp.* ........             500              76,719
Electro Scientific Industries, Inc.* ...           1,200              50,137
General Instrument Corp.* ..............          40,100           1,704,250
General Motors Corp. ...................          18,200           1,023,750
Global TeleSystems Group, Inc.* ........         227,900          18,459,900
Hyperion Telecommunications, Inc.,
  "A"* .................................           3,800              71,487
Intermedia Communications, Inc.* .......          35,400           1,062,000
ITC Deltacom, Inc.* ....................           2,600              72,800
Lucent Technologies, Inc. ..............         108,800           7,337,200
MCI WorldCom, Inc.* ....................         566,373          48,743,476
Metromedia Fiber Network, Inc., "A"* ...          78,700           2,828,281
Motorola, Inc. .........................         158,700          15,036,825
NEXTEL Communications, Inc.* ...........          93,200           4,677,475
Nortel Networks Corp. ..................         156,200          13,560,112
Novell, Inc.* ..........................           1,900              50,350
NTL, Inc.* .............................          54,500           4,697,219
Oak Industries, Inc. ...................           6,500             283,969
Omnipoint Corp.* .......................           4,500             130,219
Powerwave Technologies, Inc.* ..........           1,800              58,050
Premiere Technologies, Inc.* ...........           3,700              42,550
QUALCOMM, Inc.* ........................         167,600          24,050,600
Qwest Communications International,
  Inc.* ................................         475,900          15,734,444

                                                                          13-EGS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- continued
RF Micro Devices, Inc.* ................             840     $        62,685
Rhythms NetConnections, Inc.* ..........          22,000           1,284,250
Scientific-Atlanta, Inc. ...............          34,800           1,252,800
Sprint Corp. ...........................         221,600          11,703,250
Sprint Corp. (PCS Group) ...............         224,200          12,807,425
Talk.com, Inc.*+ .......................          32,600             366,750
TCA Cable TV, Inc. .....................           1,510              83,805
Tellabs, Inc.* .........................         208,700          14,100,294
Time Warner Telecom, Inc.* .............           2,500              72,500
U.S. Satellite Broadcasting Co., Inc.,
  "A"* .................................           2,900              52,037
Uniphase Corp.* ........................          21,300           3,535,800
Viatel, Inc.* ..........................           9,600             538,800
Voicestream Wireless Corp.* ............           1,400              39,813
Western Wireless Corp.* ................           1,400              37,800
Winstar Communications, Inc.* ..........           6,800             331,500
Tekelec Co.* ...........................           9,800             119,438
                                                             ---------------
                                                             $   295,150,104
                                                             ---------------
TRANSPORTATION
Navistar International Corp. ...........           1,200     $        60,000
                                                             ---------------
UTILITIES -- ELECTRIC -- 0.3%
AES Corp.* .............................          45,600     $     2,650,500
Calpine Corp. ..........................           1,100              59,400
                                                             ---------------
                                                             $     2,709,900
                                                             ---------------
UTILITIES -- GAS -- 0.8%
Williams Cos., Inc. ....................         171,200     $     7,286,700
                                                             ---------------
UTILITIES -- TELEPHONE -- 1.3%
Frontier Corp. .........................         193,400     $    11,410,600
                                                             ---------------
    Total U.S. Stocks ....................................   $   749,993,217
                                                             ---------------
FOREIGN STOCKS -- 6.2%

BERMUDA
Ace Ltd. (Insurance) ...................           2,000     $        56,500
                                                             ---------------
BRAZIL
Telecomunicacoes Brasileiras S.A.
  (Telecommunications) .................          84,600     $         5,288
                                                             ---------------
CANADA
QLT Phototherapeutics (Medical and
  Health Products)* ....................           1,200     $        66,000
                                                             ---------------
FINLAND -- 1.0%
Nokia Corp., ADR
  (Telecommunications) .................          96,900     $     8,872,406
                                                             ---------------
GERMANY -- 0.6%
Mannesmann AG (Conglomerate) ...........          35,600     $     5,319,439
                                                             ---------------
JAPAN -- 0.4%
Hitachi (Electronics) ..................         325,000     $     3,050,571
                                                             ---------------
MEXICO -- 0.1%
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................          15,500     $       694,594
                                                             ---------------
NETHERLANDS -- 1.6%
ASM Lithography Holding N.V. (Computer
  Software -- Systems)* ................          22,100     $     1,312,188
Equant N.V. (Computer Software --
  Services)* ...........................          73,200           6,889,950
Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
NETHERLANDS -- continued
Koninklijke Philips Electronics N.V.
  (Electronics) ........................          31,360     $     3,163,440
New Holland N.V. (Agricultural
  Products) ............................           3,600              61,650
STMicroelectronics N.V. (Electronics) ..          35,500           2,462,812
                                                             ---------------
                                                             $    13,890,040
                                                             ---------------
SOUTH KOREA -- 0.1%
SK Telecom Ltd., ADR
  (Telecommunications)* ................          20,500     $       348,500
                                                             ---------------
SPAIN
Telefonica Publicidad e Informacion S.A.
  (Utilities -- Telephone) .............           5,600     $       111,665
                                                             ---------------
SWEDEN -- 0.8%
Ericsson LM, ADR
  (Telecommunications) .................         212,700     $     7,005,806
                                                             ---------------
UNITED KINGDOM -- 1.6%
ARM Holdings PLC, ADR (Computer Software
  - Systems)* ..........................         102,820     $     3,585,847
ICON PLC, ADR (Biotechnology)* .........             400               7,850
Vodafone Group PLC
  (Telecommunications) .................          52,500          10,342,500
                                                             ---------------
                                                             $    13,936,197
                                                             ---------------
    Total Foreign Stocks .................................   $    53,357,006
                                                             ---------------
    Total Stocks
      (Identified Cost, $561,582,754) ....................   $   803,350,223
                                                             ---------------
SHORT-TERM OBLIGATIONS -- 8.7%
                                          Principal Amount
                                           (000 Omitted)
AT&T Corp., due 7/01/99 ................  $       25,000     $    25,000,000
Federal Agricultural Mortgage Corp., due
  7/14/99 ..............................          11,200          11,180,384
Federal Home Loan Mortgage Corp., due
  7/09/99 ..............................           7,500           7,492,050
Federal National Mortgage Assn., due
  7/15/99 ..............................          11,200          11,178,876
Goldman Sachs Group LP, due 7/01/99 ....          20,700          20,700,000
                                                             ---------------
    Total Short-Term Obligations, at Amortized Cost ......   $    75,551,310
                                                             ---------------
OTHER SHORT-TERM
 OBLIGATIONS -- 12.2%
                                              Shares
Navigator  Securities  Lending  Prime
  Portfolio (Identified Cost,
  $106,151,586) ........................     106,151,586     $   106,151,586
                                                             ---------------
    Total Investments
      (Identified Cost, $743,285,650) ....................   $   985,053,119
                                                             ---------------
OTHER ASSETS,
 LESS LIABILITIES -- (13.6)%                                    (118,249,783)
                                                             ---------------
    Net Assets -- 100.0% .................................   $   866,803,336
                                                             ---------------
                                                             ---------------

         See portfolio footnotes and notes to financial statements

14-EGS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

GLOBAL GROWTH SERIES

STOCKS -- 96.7%

Issuer                                         Shares             Value
FOREIGN STOCKS -- 48.8%

ARGENTINA -- 0.4%
Banco de Galicia y Buenos Aires S.A. de
  C.V., ADR (Banks and Credit Cos.) ....          3,779      $        76,525
Irsa Inversiones y Representaciones
  (Real Estate) ........................          7,600               23,411
Perez Companc S.A. (Oils) ..............         25,734              147,991
Quilmes Industrial S.A., ADR
  (Beverages) ..........................         55,820              690,772
Siderca S.A. (Steel) ...................         40,900               53,587
Telecom Argentina S.A., ADR
  (Telecommunications) .................          1,460               39,055
Telefonica de Argentina, ADR (Utilities
  -- Telephone) ........................          6,050              189,819
                                                             ---------------
                                                             $     1,221,160
                                                             ---------------
AUSTRALIA -- 0.8%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* ........         84,210      $       618,171
Cable & Wireless Optus
  (Telecommunications)* ................        597,710            1,358,686
QBE Insurance Group Ltd.
  (Insurance)* .........................        126,190              479,472
                                                             ---------------
                                                             $     2,456,329
                                                             ---------------
BERMUDA -- 0.4%
Ace Ltd. (Insurance) ...................            400      $        11,300
Dairy Farm International Holdings Ltd.
  (Supermarkets) .......................        911,000            1,093,200
                                                             ---------------
                                                             $     1,104,500
                                                             ---------------
BRAZIL -- 1.7%
Banco Bradesco S.A., Preferred (Banks
  and Credit Cos.) .....................     35,574,000      $       180,885
Banco Frances S.A. (Banks and Credit
  Cos.) ................................          2,300               43,700
Centrais Eletricas Brasileiras S.A., ADR
  (Utilities -- Electric) ..............         51,500              509,850
Companhia Cervejaria Brahma, Preferred
  (Beverages) ..........................        296,000              167,064
Companhia Energetica de Sao Paulo S.A.,
  ADR (Utilities -- Electric) ..........         10,912              227,297
Companhia Energetica do Ceara,
  Preferred, "A" (Utilities --
  Electric) ............................         10,900               29,559
Companhia Paranaense de Energia,
  Preferred, "B" (Utilities --
  Electric) ............................         14,473              116,193
Companhia Vale do Rio Doce, ADR
  (Steel) ..............................         18,500              368,150
Embratel Participacoes S.A.
  (Telecommunications)* ................     12,801,212               95,467
Embratel Participacoes S.A., Preferred
  (Telecommunications)* ................     10,976,776              152,559
Itausa Investimentos Itau S.A.,
  Preferred (Conglomerate) .............        313,000              166,226
Petroleo Brasileiro S.A. (Oils) ........         16,800              249,900
Petroleo Brasileiro S.A., Preferred
  (Oils) ...............................      3,320,000              515,819
Tele Centro Sul Participacoes S.A.
  (Telecommunications)* ................     17,075,212               90,200
Tele Centro Sul Participacoes S.A., ADR
  (Telecommunications) .................            900               49,950
Tele Centro Sul Participacoes S.A.,
  Preferred (Telecommunications)* ......     10,014,000              110,267

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
BRAZIL -- continued
Tele Norte Leste Participacoes S.A.
  (Telecommunications)* ................     12,132,212      $       111,041
Tele Norte Leste Participacoes S.A., ADR
  (Telecommunications) .................         32,580              604,766
Tele Norte Leste Participacoes S.A.,
  Preferred (Telecommunications)* ......      9,605,000              174,735
Tele Sudeste Celular Participacoes S.A.,
  Preferred (Telecommunications)* ......     22,937,000              130,235
Telebras, ADR (Telecommunications)* ....      1,900,000                   75
Telecomunicacoes Brasileiras S.A.
  (Telecommunications) .................         16,100                1,006
Telecomunicacoes Brasileiras S.A.,
  Preferred (Telecommunications) .......      2,134,000              189,408
Telesp Celular Participacoes S.A.
  (Telecommunications)* ................     12,925,212               69,373
Telesp Celular Participacoes S.A.,
  Preferred (Telecommunications)* ......          8,732               91,760
Telesp Participacoes S.A.
  (Telecommunications)* ................     14,840,212              191,078
Telesp Participacoes S.A., Preferred
  (Telecommunications)* ................         11,669              273,595
Unibanco S.A. (Banks and Credit
  Cos.) ................................      2,923,000              132,113
                                                             ---------------
                                                             $     5,042,271
                                                             ---------------
CANADA -- 0.6%
Abitibi-Consolidated, Inc. (Forest and
  Paper Products) ......................         26,610      $       302,689
Canadian National Railway Co.
  (Railroads) ..........................         16,215            1,086,405
QLT Phototherapeutics (Medical and
  Health Products)* ....................            220               12,100
The Toronto-Dominion Bank (Banks and
  Credit Cos.) .........................         10,230              465,465
                                                             ---------------
                                                             $     1,866,659
                                                             ---------------
CHILE -- 0.3%
Administradora de Fondas de Pensiones
  Provida (Financial Services) .........          4,100      $        90,200
Chilectra S.A., ADR (Utilities --
  Electric) ............................          2,700               57,038
Compania Cervecerias Unidas S.A., ADR
  (Brewery) ............................          2,340               66,983
Compania de Telecom de Chile, ADR
  (Utilities -- Telephone) .............          9,630              238,342
Distribucion y Servicio S.A., ADR
  (Supermarkets) .......................          7,190              134,812
Embotelladora Andina S.A. (Consumer
  Goods and Services) ..................          1,700               25,925
Empresa Nacional de Electricidad, ADR
  (Utilities -- Electric)* .............          5,147               62,407
Enersis S.A., ADR (Utilities --
  Electric) ............................          3,730               85,324
                                                             ---------------
                                                             $       761,031
                                                             ---------------
CHINA
Guangshen Railway Ltd., ADR
  (Railroads) ..........................          3,100      $        23,637
Huaneng Power International, Inc., ADR
  (Utilities -- Electric)* .............          3,600               61,650
                                                             ---------------
                                                             $        85,287
                                                             ---------------

                                                                          15-GGS

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
COLOMBIA
Bancolombia S.A. (Banks and Credit
  Cos.) ................................          6,400      $        30,400
                                                             ---------------
CZECH REPUBLIC
SPT Telecom AS (Telecommunications)* ...          1,600      $        25,600
Tabak AS (Tobacco) .....................            200               47,568
                                                             ---------------
                                                             $        73,168
                                                             ---------------
DENMARK
H. Lundbeck A/S (Medical) ..............          3,400      $        91,486
                                                             ---------------
EGYPT -- 0.3%
Ahram Beverage Co., GDR
  (Beverages)*## .......................          1,000      $        28,100
Arab International Construction
  (Construction Services) ..............          4,100               27,093
Eastern Tobacco Co. (Tobacco) ..........          3,900               95,134
Egypt Mobile Phone
  (Telecommunications) .................         17,100              386,016
Egyptian International Pharmaceutical
  Industries Co. (Pharmaceuticals) .....            700               30,811
Madinet Nasar City (Housing) ...........          2,450               27,463
Mi Bank (Banks and Credit Cos.) ........          3,390               67,653
Suez Cement Co., GDR
  (Construction)## .....................          6,802               96,928
                                                             ---------------
                                                             $       759,198
                                                             ---------------
ESTONIA -- 0.1%
As Eesti Telekom, GDR
  (Telecommunications) .................         10,530      $       206,388
As Eesti Telekom
  (Telecommunications)* ................          1,800               35,730
                                                             ---------------
                                                             $       242,118
                                                             ---------------
FINLAND -- 1.1%
Helsingin Puhelin Oyj
  (Telecommunications) .................         23,224      $     1,100,887
Nokia Corp., ADR
  (Telecommunications) .................         17,500            1,602,344
Perlos Corp. (Electronics)* ............         10,400              152,184
Tieto Corp. (Computer Software --
  Systems) .............................         22,103              920,196
                                                             ---------------
                                                             $     3,775,611
                                                             ---------------
FRANCE -- 2.6%
Axa (Insurance) ........................         13,730      $     1,673,798
Business Objects S.A., ADR (Computer
  Software-Systems)* ...................            300               10,950
Castorama Dubois Investisse (Stores) ...          6,665            1,579,705
SEITA (Tobacco) ........................         23,220            1,339,979
Television Francaise (Entertainment) ...          6,572            1,530,572
Total S.A., "B" (Oils)* ................          8,620            1,111,252
Wavecom S.A., ADR (Electronics)* .......         39,690              520,931
                                                             ---------------
                                                             $     7,767,187
                                                             ---------------
GERMANY -- 2.8%
Fielmann AG (Retail) ...................         14,320      $       529,767
Henkel KGaA, Preferred (Chemicals) .....         25,224            1,720,758
HypoVereinsbank (Banks and Credit
  Cos.) ................................         32,580            2,115,142
Mannesmann AG (Conglomerate) ...........         19,412            2,900,589
Porsche AG (Automotive) ................            230              540,394
VEBA AG (Oil and Gas) ..................         10,080              592,084
                                                             ---------------
                                                             $     8,398,734
                                                             ---------------
Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
GREECE -- 1.2%
Alpha Credit Bank S.A., GDR (Banks and
  Credit Cos.) .........................          4,970      $       320,055
Alpha Credit Bank S.A., GDR (Banks and
  Credit Cos.)*## ......................          2,900               46,400
Antenna TV S.A., ADR (Broadcasting)* ...          8,600              118,250
Athens Medical Center, GDR (Medical and
  Health Technology and Services) ......          1,400               34,863
Attica Enterprises S.A., GDR
  (Transportation) .....................          5,480               62,583
Commercial Bank of Greece (Banks and
  Credit Cos.) .........................          2,750              196,503
Hellenic Bottling (Beverages) ..........          3,030               73,148
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......         54,246            1,161,566
Intracom S.A. (Telecommunications) .....          2,800              180,313
National Bank of Greece, GDR (Banks and
  Credit Cos.) .........................          6,921              452,281
Panafon S.A. (Telecommunications)* .....          1,600               38,550
STET Hellas Telecommunications S.A., ADR
  (Telecommunications)* ................         35,930              803,934
Titan Cement Co., GDR (Building
  Materials) ...........................          1,490              137,074
                                                             ---------------
                                                             $     3,625,520
                                                             ---------------
HONG KONG -- 0.4%
Li & Fung Ltd. (Wholesale) .............        530,000      $     1,270,672
                                                             ---------------
HUNGARY -- 0.4%
Gedeon Richter Ltd., GDR
  (Pharmaceuticals) ....................          1,010      $        43,935
Gedeon Richter Rt. (Pharmaceuticals) ...          1,010               43,930
Magyar Olaj Es Gazipari Rt. (Oils) .....         10,977              264,468
Magyar Olaj Es Gazipari, GDR (Oils) ....            700               18,134
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ................         24,089              662,448
OTP Bank (Banks and Credit Cos.) .......            500               20,500
OTP Bank Rt. (Banks and Credit Cos.) ...          2,769              115,461
Synergon Information Systems Ltd., GDR
  (Computer Hardware-Systems)## ........          1,861               21,587
                                                             ---------------
                                                             $     1,190,463
                                                             ---------------
INDIA -- 0.5%
Bajaj Auto Ltd., GDR (Automotive)## ....          7,000      $       112,700
Formula System (1985) Ltd. (Computer
  Software -- Systems)* ................          2,402               73,036
Infosys Technologies Ltd., ADR (Computer
  Software -- Services) ................          3,230              187,340
ITC Ltd. (Conglomerate) ................          3,000               83,700
ITC Ltd., GDR (Conglomerate)## .........          5,900              164,610
Larsen & Toubro Ltd., GDR
  (Conglomerate) .......................          9,900              149,985
Mahanagar Telephone Nigam Ltd., GDR
  (Telecommunications) .................         10,000               98,000
Mahanagar Telephone Nigam Ltd., GDR
  (Telecommunications)## ...............         10,300              104,545
Reliance Industries Ltd., GDR
  (Conglomerate)## .....................         18,555              185,550

16-GGS

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
INDIA -- continued
State Bank of India, GDR (Bank and
  Credit Cos.)## .......................         15,300      $       185,895
State Bank of India, GDR (Banks and
  Credit Cos.) .........................          5,500               66,825
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ...............          5,000               63,125
                                                             ---------------
                                                             $     1,475,311
                                                             ---------------
INDONESIA
Gulf Indonesia Resources Ltd. (Oil
    Services)* .........................          1,900      $        21,850
                                                             ---------------
IRELAND -- 1.0%
Anglo Irish Bank PLC (Banks and Credit
  Cos.)* ...............................        607,156      $     1,511,867
Bank Of Ireland (Banks and Credit
  Cos.) ................................         56,830              958,765
Elan Corp. PLC, ADR (Health
  Products)* ...........................         20,300              563,325
                                                             ---------------
                                                             $     3,033,957
                                                             ---------------
ISRAEL -- 0.4%
Bank Hapoalim (Banks and Credit
  Cos.) ................................         76,764      $       197,270
Bezek Israeli Telecommunications Corp.
  Ltd. (Telecommunications) ............         60,119              242,504
Blue Square Israel Ltd. (Retail) .......          1,600               25,400
Discount Investment Corp. (Financial
  Services) ............................          5,182              202,802
ECI Telecom Ltd.
  (Telecommunications) .................          6,489              215,354
Elbit Systems Ltd. (Aerospace) .........          7,730              135,717
Koors Industries Ltd., ADR
  (Conglomerate) .......................          4,000               93,500
Teva Pharmaceutical Industries Ltd., ADR
  (Pharmaceuticals) ....................          3,750              183,750
                                                             ---------------
                                                             $     1,296,297
                                                             ---------------
ITALY -- 1.0%
Banca Carige S.p.A. (Banks and Credit
  Cos.) ................................         67,152      $       588,201
Mediaset S.p.A. (Entertainment) ........        107,676              956,476
San Paolo Imi S.p.A (Banks and Credit
  Cos.)* ...............................         78,964            1,074,115
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................         90,670              540,991
                                                             ---------------
                                                             $     3,159,783
                                                             ---------------
JAPAN -- 7.9%
Aeon Credit Service Co. Ltd. (Financial
  Services) ............................         20,200      $     1,921,105
Canon, Inc. (Special Products and
  Services) ............................         42,000            1,208,733
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals) ....................         88,000              948,991
Don Quijote Co. Ltd. (Retail) ..........          9,800            2,467,830
Hitachi Ltd. (Electronics) .............        134,000            1,257,774
Keyence Corp. (Electronics) ............          7,710            1,350,461
Mikuni Coca-Cola Bottling Co., Ltd.
  (Food and Beverage Products) .........         47,000              956,169
Nippon Telephone & Telegraph Co.
  (Utilities -- Telephone) .............            162            1,889,018
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................             32              434,006
Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
JAPAN -- continued
NTT Mobile Communications Network, Inc.
  (Telecommunications)* ................            128      $     1,714,853
Olympus Optical Co. (Conglomerate) .....         47,000              695,361
Rock Field Co., Ltd. (Food Products) ...         17,400              628,829
Rohm Co. (Electronics) .................          7,000            1,097,006
Sanyo Coca-Cola Bottling Co., Ltd. (Food
  and Beverage Products) ...............         13,300              411,662
Softbank Corp. (Computer --
  Software) ............................          1,592               58,506
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................         62,000            2,876,447
Terumo Corp. (Pharmaceuticals) .........         71,000            1,582,410
The Sanwa Bank, Ltd. (Banks and Credit
  Cos.) ................................         43,000              423,528
The Sumitomo Bank, Ltd. (Banks and
  Credit Cos.) .........................         33,000              409,634
Ushio, Inc. (Electronics) ..............        111,000            1,422,842
                                                             ---------------
                                                             $    23,755,165
                                                             ---------------
JORDAN -- 0.1%
Arab Bank Corp. (Banks and Credit
  Cos.) ................................          1,000      $       284,203
                                                             ---------------
LUXEMBOURG
Egypt Trust (Real Estate Investment
  Trust)* ..............................         13,280      $       126,160
                                                             ---------------
MEXICO -- 1.5%
Cemex S.A. (Construction) ..............         47,957      $       236,325
Cifra S.A. de C.V. (Retail)* ...........        191,897              382,735
Cifra S.A. de C.V., ADR (Retail)* ......          8,400              155,400
Coca-Cola Femsa S.A., ADR
  (Beverages) ..........................          3,300               63,938
Corporacion GEO S.A. de C.V.
  (Housing)*## .........................          4,500               74,925
Desc S.A. de C.V., "B"
  (Conglomerate) .......................        106,000              115,829
Fomento Economico Mexicano S.A.
  (Beverages) ..........................          6,000              239,250
Grupo Carso, S.A. (Conglomerate) .......         64,700              299,956
Grupo Continental S.A. (Beverages) .....         17,000               26,656
Grupo Financiero Banamex (Finance)* ....         69,800              177,721
Grupo Financiero Bancomer (Finance)* ...        200,000               72,353
Grupo Mexico, S.A. (Metals) ............          8,000               34,034
Grupo Modelo S.A. de C.V. (Brewery) ....        155,000              442,340
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................          9,200              412,275
Kimberly-Clark de Mexico S.A. de C.V.
  (Forest and Paper Products) ..........         84,900              349,472
Organiz Soriana S.A., "B" (Real
  Estate) ..............................         53,300              250,498
Telefonos de Mexico S.A. (Utilities --
  Telephone) ...........................        305,460            1,231,432
                                                             ---------------
                                                             $     4,565,139
                                                             ---------------
MOROCCO
Banque Maracaine Commerce (Banks and
  Credit Cos.) .........................          1,800      $        38,250
                                                             ---------------

                                                                          17-GGS

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
NETHERLANDS -- 4.5%
Akzo Nobel N.V. (Chemicals) ............         17,830      $       749,651
ASM Lithography Holding N.V. (Computer
  Software -- Systems)* ................          4,000              237,500
Benckiser N.V., B (Consumer Goods and
  Services) ............................         40,689            2,169,878
Equant N.V. (Computer Software --
  Services)* ...........................         23,510            2,212,879
Fugro N.V. (Engineering)* ..............         29,538              840,114
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)* .......         33,695            1,156,265
IHC Caland N.V. (Marine Equipment)* ....         12,861              503,624
ING Groep N.V. (Financial Services)* ...         32,422            1,754,070
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)* .......         49,382              857,465
Koninklijke Philips Electronics N.V.,
  ADR (Electronics) ....................          5,707              575,693
Koninklijke Philips Electronics N.V.
  (Electronics) ........................          9,760              962,017
New Holland N.V. (Agricultural
  Products) ............................            700               11,988
STMicroelectronics N.V. (Electronics) ..          6,400              444,000
Van der Moolen Holding N.V. (Financial
  Services)* ...........................          8,441              541,478
Wolters Kluwer N.V. (Publishing) .......         13,400              533,016
                                                             ---------------
                                                             $    13,549,638
                                                             ---------------
PERU -- 0.3%
Compania de Minas Buenaventura S.A.
  (Mining) .............................         23,300      $       178,316
CPT Telefonica del Peru S.A., "B"
  (Utilities -- Telephone) .............        397,775              598,095
Credicorp Ltd. Holdings Co. (Banks and
  Credit Cos.) .........................         19,318              212,498
                                                             ---------------
                                                             $       988,909
                                                             ---------------
PHILIPPINES -- 0.7%
Ayala Land, Inc. (Real Estate) .........        326,500      $       103,241
Bank of Philippine Islands (Banks and
  Credit Cos.) .........................         31,500              112,885
Manila Electric Co., "B" (Utilities --
  Electric) ............................         40,500              146,205
Metro Bank & Trust Co. (Banks and Credit
  Cos.) ................................          4,900               49,065
Philippine Long Distance Telephone Co.
  (Utilities -- Telephone) .............         39,040            1,176,080
Philippine Long Distance Telephone Co.,
  ADR (Utilities -- Telephone) .........          6,500              198,682
San Miguel Corp., "B" (Brewery) ........         50,600              110,667
SM Prime Holding, Inc. (Real Estate) ...        488,000              110,588
                                                             ---------------
                                                             $     2,007,413
                                                             ---------------
POLAND -- 0.6%
Agora S.A. (Entertainment)*## ..........          9,122      $       106,271
Bank Handlowy w Warszawie, GDR (Banks
  and Credit Cos.)## ...................         10,490              166,267
Bank Rozwoju Eksportu S.A. (Banks and
  Credit Cos.) .........................          4,590              144,461
Elektrim Spolka Akcyjna S.A. (Electrical
  Equipment) ...........................         19,350              273,681
Orbis S.A. (Restaurants and
  Lodging)* ............................         14,792              127,413
Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
POLAND -- continued
Telekomunikacja Polska S.A.
  (Telecommunications)*## ..............        105,712      $       739,984
Telekomunikacja Polska S.A., GDR
  (Telecommunications)* ................         14,800              103,600
WBK Wielkopolski S.A. (Consumer Goods
  and Services) ........................         16,100               94,368
                                                             ---------------
                                                             $     1,756,045
                                                             ---------------
PORTUGAL -- 0.4%
Banco Pinto & Sotto Mayor S.A. (Banks
  and Credit Cos.) .....................         63,634      $     1,129,199
BPI-SGPS S.A. (Finance) ................            607               12,729
                                                             ---------------
                                                             $     1,141,928
                                                             ---------------
RUSSIA -- 0.3%
JSC Surgutneftegaz Co., ADR (Oils) .....         28,540      $       228,320
Lukoil Oil Co., ADR (Oils) .............         10,988              435,125
Rostelecom, GDR
  (Telecommunications)* ................          3,382               78,420
Unified Energy Systems, GDR (Utilities
  -- Electric)* ........................          8,818               77,157
                                                             ---------------
                                                             $       819,022
                                                             ---------------
SINGAPORE -- 1.4%
Asia Pulp & Paper Co. Ltd., ADR
  (Consumer Goods and Services) ........         56,420      $       543,043
City Developments Ltd. (Real Estate) ...         10,000               64,061
Datacraft Asia Ltd.
  (Telecommunications) .................        160,000              697,600
DBS Land Ltd. (Real Estate) ............         87,000              173,847
Development Bank of Singapore Ltd.
  (Banks and Credit Cos.) ..............        121,000            1,479,166
Hong Leong Finance Ltd. (Finance)+ .....         14,000               32,089
Keppel Corp. Ltd. (Conglomerates) ......         16,000               54,540
Natsteel Electronics Ltd.
  (Electronics) ........................         55,000              240,817
Overseas Union Bank Ltd. (Banks and
  Credit Cos.) .........................         32,800              158,072
Sembcorp Industries Ltd.
  (Engineering) ........................         36,000               57,126
Singapore Press Holdings Ltd. (Printing
  and Publishing) ......................         21,200              361,328
Singapore Telecommunications Ltd.
  (Telecommunications) .................         87,000              149,304
United Overseas Bank (Banks and Credit
  Cos.) ................................         16,000              111,901
                                                             ---------------
                                                             $     4,122,894
                                                             ---------------
SOUTH AFRICA -- 1.2%
ABSA Group Ltd. (Financial
    Services) ..........................         24,800      $       140,416
Anglo American Platinum Corp. Ltd.
  (Metals) .............................         19,900              464,548
AngloGold Ltd. (Mining) ................          4,200              181,049
De Beers Centenary AG (Diamonds --
  Precious Stones) .....................         18,061              432,997
De Beers Consolidated Mines Ltd.
  (Mining) .............................          2,200               52,525
Dimension Data Holdings Ltd. (Financial
  Institutions) ........................         67,304              297,939
FirstRand Ltd. (Financial Services) ....        226,300              258,886
Imperial Holdings Ltd.
  (Conglomerate) .......................         28,359              282,109
JD Group Ltd. (Stores)* ................         30,935              189,257

18-GGS

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
SOUTH AFRICA -- continued
Liberty Life Association of Africa Ltd.
  (Insurance) ..........................         14,982      $       192,010
Nedcor Ltd. (Banks and Credit Cos.)* ...         15,825              358,401
Real Africa Holdings Ltd.
  (Conglomerate) .......................         55,561              110,542
Rembrandt Controlling Investments Ltd.
  (Financial Services) .................         20,900              174,297
Sanlam Ltd. (Insurance)* ...............         64,750               76,757
Sasol Ltd. (Oils) ......................         32,240              230,114
South African Breweries Ltd.
  (Brewery) ............................         30,100              261,500
South African Breweries Ltd., ADR
  (Brewery) ............................          7,000               61,448
                                                             ---------------
                                                             $     3,764,795
                                                             ---------------
SOUTH KOREA -- 2.3%
Daewoo Heavy Industries (Machinery) ....         20,500      $        71,196
Honam Petrochemical Corp.
  (Chemicals) ..........................          9,000              209,935
Housing & Commercial Bank of Korea
  (Banks and Credit Cos.) ..............         13,200              416,242
Housing & Commercial Bank of Korea, GDR
  (Banks and Credit Cos.)## ............          1,900               58,235
Hyundai Merchant Marine
  (Transportation) .....................          6,700               87,404
Kookmin Bank (Banks and Credit Cos.) ...         18,500              375,594
Kookmin Bank, GDR (Banks and Credit
  Cos.)## ..............................          6,900              138,690
Korea Electric Power Corp. (Utilities --
  Electric) ............................         22,200              922,523
Korea Telecom Corp.
  (Telecommunications) .................         38,060            1,522,400
LG Chemical Ltd. (Chemicals) ...........          6,000              163,283
Medison Co. (Medical and Health
  Products) ............................         15,200              241,624
Pohang Iron & Steel Co. Ltd.
  (Construction) .......................          6,710              802,128
Pohang Iron & Steel Co. Ltd., ADR
  (Construction) .......................          2,600               87,425
Samsung Display Devices Co.
  (Electronics) ........................          6,230              339,084
Samsung Electronics (Electronics) ......          9,482            1,040,358
Samsung Fire & Marine Insurance
  (Insurance) ..........................            200              140,821
Shinhan Bank (Banks and Credit Cos.) ...          1,800               40,050
SK Telecom Ltd. (Telecommunications) ...             44               58,920
SK Telecom Ltd., ADR
  (Telecommunications)* ................          7,400              125,800
                                                             ---------------
                                                             $     6,841,712
                                                             ---------------
SPAIN -- 1.0%
Cortefiel S.A. (Retail) ................         44,330      $     1,164,892
Repsol S.A. (Oils) .....................         24,500              499,896
Telefonica de Espana (Utilities --
  Telephone) ...........................         24,021            1,156,242
Telefonica Publicidad e Informacion S.A.
  (Utilities -- Telephone) .............         10,000              199,402
                                                             ---------------
                                                             $     3,020,432
                                                             ---------------
Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
SWEDEN -- 2.5%
Celsius AB (Aerospace) .................         70,200      $       885,361
Ericsson LM, "B"
  (Telecommunications) .................         53,790            1,727,696
Ericsson LM, ADR
  (Telecommunications) .................         38,800            1,277,975
Saab AB, "B" (Aerospace) ...............        159,098            1,237,679
Skandia Forsakrings AB (Insurance) .....        129,270            2,422,670
                                                             ---------------
                                                             $     7,551,381
                                                             ---------------
SWITZERLAND -- 1.6%
Barry Callebaut AG (Food and Beverage
  Products) ............................          3,638      $       556,956
Compagnie Financiere Richemont AG
  (Conglomerate) .......................             25               48,083
Julius Baer Holdings (Banks and Credit
  Cos.) ................................            305              869,131
Nestle S.A. (Food and Beverage
  Products) ............................            622            1,120,688
UBS AG (Banks and Credit Cos.)* ........          7,350            2,193,748
                                                             ---------------
                                                             $     4,788,606
                                                             ---------------
TAIWAN -- 0.4%
ASE Test Ltd. (Electronics) ............          2,000      $        43,000
Fubon Insurance Co., GDR (Insurance) ...          4,200               50,925
Taipei Fund (Finance) ..................            101            1,010,000
Taiwan Semiconductor Manufacturing Co.
  Ltd., ADR (Electronics) ..............          1,700               57,800
                                                             ---------------
                                                             $     1,161,725
                                                             ---------------
THAILAND -- 0.6%
Bangkok Expressway (Consumer Goods and
  Services) ............................        161,600      $       120,597
BEC World Public Co. Ltd.
  (Television) .........................         17,000              106,106
Electricity Generating Public Co. Ltd.
  (Utilties -- Electric) ...............         65,000              124,356
Krung Thai Bank PLC (Banks and Credit
  Cos.) ................................         59,800               39,758
PTT Exploration and Production Public
  Co. Ltd., ADR (Oil Services) .........         51,100              391,050
Siam Cement Public Co. Ltd. (Building
  Materials) ...........................          8,100              246,187
TelecomAsia Corp. Ltd (Utilities --
  Telephone)* ..........................        195,000              197,117
Thai Farmers Bank (Banks and Credit
  Cos.) ................................        174,000              538,290
                                                             ---------------
                                                             $     1,763,461
                                                             ---------------
TURKEY -- 0.3%
Migros Turk T.A.S. (Retail) ............         38,400      $        47,794
Akbank (Banks and Credit Cos.) .........      8,902,177              130,849
Haci Omer Sabanci Holdings A.S., ADR
  (Conglomerate)## .....................          5,823               31,590
Tupras Turkiye Petrol Rafinerileri A.S.
  (Oils) ...............................        444,900               29,533
Turkiye Is Bankasi A.S. (Banks and
  Credit Cos.) .........................     11,499,888              204,474
Turkiye Is Bankasi A.S., GDR (Banks and
  Credit Cos.)## .......................         20,240               35,926
Yapi ve Kredi Bankasi (Banks and Credit
  Cos.) ................................      8,083,511              116,900
Yapi ve Kredi Bankasi (Banks and Credit
  Cos.)## ..............................     17,228,408              249,148

                                                                          19-GGS

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
TURKEY -- continued
Yapi ve Kredi Bankasi, GDR (Banks and
  Credit Cos.) .........................          3,600      $        53,460
                                                             ---------------
                                                             $       899,674
                                                             ---------------
UNITED KINGDOM -- 5.0%
Anglo American PLC (Metals) ............          3,435      $       160,602
Anglo American PLC, ADR (Metals)* ......          1,083               51,713
ARM Holdings PLC, ADR (Computer Software
  -- Systems)* .........................         19,220              670,297
BP Amoco PLC (Oils)* ...................        122,189            2,187,593
British Aerospace PLC (Aerospace and
  Defense)* ............................        163,033            1,061,162
Cable & Wireless Communications PLC
  (Telecommunications) .................         93,810              901,851
Capital Radio PLC (Broadcasting) .......         42,090              556,872
Coca-Cola Beverages PLC (Beverages)* ...         23,600               50,211
Computacenter PLC (Computer --
  Services) ............................        111,060              853,274
ICON PLC, ADR (Biotechnology)* .........            100                1,962
Next PLC (Stores) ......................         46,026              558,535
Reuters Group PLC (Business
  Services) ............................         77,150            1,014,655
Sema Group PLC (Computer Software --
  Systems) .............................        109,291            1,051,541
Vodafone Group PLC
  (Telecommunications) .................         14,605            2,877,185
Williams PLC (Conglomerate) ............        155,662            1,027,904
Zeneca Group PLC (Medical and Health
  Products) ............................         49,650            1,919,433
                                                             ---------------
                                                             $    14,944,790
                                                             ---------------
VENEZUELA -- 0.2%
Ca la Electricidad de Caracas, ADR
  (Utilities -- Electric) ..............         29,350      $       579,204
Mavesa S.A. (Consumer Goods and
  Services) ............................         10,100               32,825
                                                             ---------------
                                                             $       612,029
                                                             ---------------
    Total Foreign Stocks .................................   $   147,252,363
                                                             ---------------
U.S. STOCKS -- 47.9%

ADVERTISING -- 0.3%
Big Flower Holdings, Inc.* .............            300      $         9,562
Lamar Advertising Co., "A"* ............            200                8,188
Omnicom Group, Inc. ....................          1,600              128,000
Outdoor Systems, Inc.* .................            400               14,600
Young & Rubicam, Inc. ..................         14,330              651,119
                                                             ---------------
                                                             $       811,469
                                                             ---------------
AEROSPACE -- 0.1%
Allied Signal, Inc. ....................          3,600      $       226,800
Gulfstream Aerospace Corp.* ............            200               13,513
                                                             ---------------
                                                             $       240,313
                                                             ---------------
AIRLINES
Airborne Freight Corp. .................            200      $         5,538
Atlas Air, Inc.* .......................            300                9,675
Skywest, Inc. ..........................            300                7,481
                                                             ---------------
                                                             $        22,694
                                                             ---------------
AGRICULTURAL PRODUCTS
Case Corp. .............................          1,200      $        57,750
                                                             ---------------
AUTOMOTIVE -- 0.4%
AutoNation, Inc.* ......................          1,060      $        18,881
Dana Corp. .............................          1,000               46,062
Dura Automotive Systems, Inc.* .........            200                6,650
Issuer                                         Shares             Value
U.S. STOCKS -- continued
AUTOMOTIVE -- continued
Federal-Mogul Corp. ....................         20,970      $     1,090,440
Group 1 Automotive, Inc.* ..............            300                6,338
                                                             ---------------
                                                             $     1,168,371
                                                             ---------------
BANKS AND CREDIT COMPANIES
First Tennessee National Corp. .........            200      $         7,663
                                                             ---------------
BIOTECHNOLOGY
Waters Corp.* ..........................          1,800      $        95,625
                                                             ---------------
BROADCASTING -- 0.1%
Hispanic Broadcasting Corp.* ...........            200      $        15,175
Infinity Broadcasting Corp.* ...........         10,900              324,275
Source Media, Inc.* ....................            400                6,800
Westwood One, Inc.* ....................            300               10,706
                                                             ---------------
                                                             $       356,956
                                                             ---------------
BUILDING
Sherwin Williams Co. ...................            300      $         8,325
                                                             ---------------
BUSINESS MACHINES -- 0.9%
Affiliated Computer Services, Inc.,
  "A"* .................................             80      $         4,050
Seagate Technology, Inc.* ..............            300                7,687
Texas Instruments, Inc. ................         18,700            2,711,500
                                                             ---------------
                                                             $     2,723,237
                                                             ---------------
BUSINESS SERVICES -- 0.8%
Abacus Direct Corp.* ...................            100      $         9,150
Affiliated Managers Group, Inc.* .......            300                9,056
BISYS Group, Inc.* .....................          4,760              278,460
Building One Services Corp.* ...........            203                2,817
Ceridian Corp.* ........................          1,200               39,225
Computer Horizons Corp.* ...............          1,000               13,812
Concord EFS, Inc.* .....................            300               12,694
First Data Corp. .......................         33,030            1,616,406
Fiserv, Inc.* ..........................            300                9,394
IMRglobal Corp.* .......................          8,200              157,850
Insight Enterprises, Inc.* .............            300                7,425
Interim Services, Inc.* ................            400                8,250
Learning Tree International, Inc.* .....         13,700              149,844
Metamor Worldwide, Inc.* ...............            500               12,031
Pegasus Systems, Inc.* .................            200                7,487
Professional Detailing, Inc.* ..........            300                7,050
                                                             ---------------
                                                             $     2,340,951
                                                             ---------------
COMPUTER HARDWARE -- SYSTEMS
Maxtor Corp.* ..........................            600      $         3,019
                                                             ---------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 2.8%
Microsoft Corp.* .......................         93,000      $     8,387,437
Verity, Inc.* ..........................            200               10,838
                                                             ---------------
                                                             $     8,398,275
                                                             ---------------
COMPUTER SOFTWARE -- SERVICES -- 0.4%
EMC Corp.* .............................          2,800      $       154,000
Informatica Corp.* .....................            100                3,563
Internet Commerce Corp.* ...............          1,700               22,100
Sun Microsystems, Inc.* ................         14,900            1,026,237
                                                             ---------------
                                                             $     1,205,900
                                                             ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.5%
ACT Networks, Inc.* ....................            500      $         8,531
Adaptec, Inc.* .........................         21,800              769,812
Adobe Systems, Inc. ....................            200               16,431
Ariba, Inc.* ...........................            300               29,175
Aspen Technology, Inc.* ................            300                3,525
BMC Software, Inc.* ....................         17,002              918,108

20-GGS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
COMPUTER SOFTWARE -- SYSTEMS -- continued
Cadence Design Systems, Inc.* ..........         40,510      $       516,503
Checkfree Holdings Corp.* ..............            300                8,269
Clarify, Inc.* .........................            400               16,500
Computer Associates International,
  Inc. .................................         20,350            1,119,250
Compuware Corp.* .......................         44,700            1,422,019
CSG Systems International, Inc.* .......            220                5,761
Etec Systems, Inc.* ....................            200                6,650
Inktomi Corp.* .........................          1,800              236,700
Keane, Inc. ............................          1,800               40,725
Manugistics Group, Inc.* ...............          2,400               34,800
NCR Corp.* .............................            200                9,763
Oracle Corp.* ..........................        222,582            8,263,357
Redback Networks, Inc.* ................            100               12,556
Scitex Corp. Ltd. ......................          2,200               22,000
SunGard Data Systems, Inc.* ............          2,400               82,800
Synopsys, Inc.* ........................            300               16,556
Vantive Corp.* .........................          1,300               14,869
                                                             ---------------
                                                             $    13,574,660
                                                             ---------------
CONSTRUCTION SERVICES
Martin Marietta Materials, Inc. ........            200      $        11,800
                                                             ---------------
CONSUMER GOODS AND SERVICES -- 3.5%
Atwood Oceanics, Inc.* .................            300      $         9,375
Callaway Golf Co. ......................            700               10,238
Carson, Inc., "A"* .....................         11,600               38,425
Dial Corp. .............................            300               11,156
Galileo International, Inc. ............          2,500              133,594
Sotheby's Holdings, Inc. ...............            300               11,437
The Mead Corp. .........................          5,100              212,925
TV Guide, Inc.* ........................            200                7,325
Tyco International Ltd. ................        106,996           10,137,871
Whittaker Corp.* .......................            400               11,200
                                                             ---------------
                                                             $    10,583,546
                                                             ---------------
CONTAINERS
Owens Illinois, Inc.* ..................            500      $        16,344
Sealed Air Corp.* ......................            200               12,975
Smurfit-Stone Container Corp.* .........            500               10,281
                                                             ---------------
                                                             $        39,600
                                                             ---------------
ELECTRICAL EQUIPMENT -- 0.2%
Honeywell, Inc. ........................          5,100      $       590,962
Jabil Circuit, Inc.* ...................            200                9,025
Micrel, Inc.* ..........................            200               14,800
                                                             ---------------
                                                             $       614,787
                                                             ---------------
ELECTRONICS -- 2.6%
Altera Corp.* ..........................         45,040      $     1,658,035
Analog Devices, Inc.* ..................         20,900            1,048,919
Applied Materials, Inc.* ...............         16,200            1,196,775
Applied Micro Circuits Corp.* ..........            200               16,450
Atmel Corp.* ...........................          3,700               96,894
ATMI, Inc.* ............................            300                8,925
Burr-Brown Corp.* ......................            300               10,988
Conexant Systems, Inc.* ................            200               11,612
Credence Systems Corp.* ................            300               11,137
Electro Scientific Industries, Inc.* ...            200                8,356
Flextronics International Ltd.* ........            200               11,100
GlobeSpan, Inc.* .......................            200                7,950
Level One Communications, Inc.* ........            300               14,681
Linear Technology Corp. ................          5,100              342,975
LSI Logic Corp.* .......................          5,000              230,625
LTX Corp.* .............................            800               10,650
Maxim Integrated Products, Inc.* .......            200               13,300
Issuer                                         Shares             Value
U.S. STOCKS -- continued
ELECTRONICS -- continued
Microchip Technology, Inc.* ............            200      $         9,475
Micron Technology, Inc.* ...............          4,200              169,312
MIPS Technologies, Inc.* ...............            200                9,588
Optical Coating Laboratory, Inc. .......            200               16,725
Parker-Hannifin Corp. ..................            300               13,725
Photronics, Inc.* ......................            400                9,800
PMC-Sierra, Inc.* ......................            400               23,575
Quanta Services, Inc.* .................            300               13,200
Sanmina Corp.* .........................            200               15,175
SCI Systems, Inc.* .....................            110                5,225
SIPEX Corp.* ...........................            200                4,100
Solectron Corp.* .......................          7,200              480,150
Teradyne, Inc.* ........................         11,900              853,825
The DII Group, Inc.* ...................            400               14,925
Xilinx, Inc.* ..........................         27,460            1,572,085
                                                             ---------------
                                                             $     7,910,257
                                                             ---------------
ENERGY
BJ Services Co.* .......................            400      $        11,775
Rowan Cos., Inc.* ......................            700               12,906
                                                             ---------------
                                                             $        24,681
                                                             ---------------
ENTERTAINMENT -- 4.9%
CBS Corp.* .............................         18,170      $       789,259
Clear Channel Communications, Inc.* ....         30,392            2,095,149
Comcast Corp., "A" .....................         66,200            2,544,562
Cox Radio, Inc., "A"* ..................         27,000            1,464,750
Gemstar International Group Ltd.* ......          4,800              313,200
Harrah's Entertainment, Inc.* ..........            400                8,800
Hearst-Argyle Television, Inc.* ........            300                7,200
International Speedway Corp. ...........            200                9,500
MediaOne Group, Inc.* ..................         43,700            3,250,187
Premier Parks, Inc.* ...................            400               14,700
Readers Digest Assn., Inc., "A" ........            200                7,950
Time Warner, Inc. ......................         56,500            4,152,750
Univision Communications, Inc., "A"* ...          3,100              204,600
USA Networks, Inc.* ....................            500               20,063
                                                             ---------------
                                                             $    14,882,670
                                                             ---------------
FINANCIAL INSTITUTIONS -- 0.1%
CIT Group, Inc., "A" ...................            200      $         5,775
Hambrecht & Quist Group, Inc.* .........            300               11,138
Paine Webber Group, Inc. ...............            200                9,350
U.S. Trust Corp. .......................          1,400              129,500
Waddell & Reed Financial, Inc., "A" ....            300                8,231
                                                             ---------------
                                                             $       163,994
                                                             ---------------
FINANCIAL SERVICES
FiNet.com, Inc.* .......................          1,100      $         6,119
                                                             ---------------
FOOD AND BEVERAGE PRODUCTS -- 0.5%
Panamerican Beverage ...................         55,890      $     1,330,881
                                                             ---------------
FOREST AND PAPER PRODUCTS -- 0.7%
Bowater, Inc. ..........................            300      $        14,175
International Paper Co. ................         12,400              626,200
Jefferson Smurfit Corp. ................        262,860              621,401
Weyerhaeuser Co. .......................         12,800              880,000
                                                             ---------------
                                                             $     2,141,776
                                                             ---------------
INTERNET
Ask Jeeves, Inc. .......................            200      $         2,800
GoTo.com, Inc.* ........................            400               11,200
Software.com, Inc.* ....................            200                4,638

                                                                          21-GGS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
INTERNET -- continued
Talk.com, Inc.*+ .......................          2,000      $        22,500
                                                             ---------------
                                                             $        41,138
                                                             ---------------
LEISURE
Penske Motorsports, Inc.* ..............            300      $        14,887
Speedway Motorsports, Inc.* ............            200                7,863
                                                             ---------------
                                                             $        22,750
                                                             ---------------
MACHINERY -- 0.3%
Caterpillar, Inc. ......................          3,800      $       228,000
Deere & Co., Inc. ......................          1,100               43,587
Eaton Corp. ............................          6,300              579,600
SI Handling Systems, Inc. ..............         11,100              116,550
                                                             ---------------
                                                             $       967,737
                                                             ---------------
MEDICAL AND HEALTH PRODUCTS -- 0.7%
Biomatrix, Inc.* .......................            200      $         4,325
Boston Scientific Corp.* ...............         13,300              584,369
C.R. Bard, Inc. ........................            200                9,563
King Pharmaceuticals, Inc.* ............            800               20,700
Pharmacia & Upjohn, Inc. ...............         25,800            1,465,762
Respironics, Inc.* .....................            500                7,563
The Liposome, Inc.* ....................            700               13,387
                                                             ---------------
                                                             $     2,105,669
                                                             ---------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 0.6%
Alpharma, Inc. .........................            280      $         9,958
Biogen, Inc.* ..........................          1,200               77,175
Enzon, Inc.* ...........................            700               14,481
Gentex Corp.* ..........................            500               14,000
HealthSouth Corp.* .....................          1,000               14,937
Henry Schein, Inc.* ....................            200                6,338
IDEXX Laboratories, Inc.* ..............            400                9,325
Imclone Systems, Inc.* .................            200                5,075
LifePoint Hospitals, Inc.* .............            421                5,657
Mid Atlantic Medical Services, Inc.* ...            800                7,900
PacifiCare Health Systems, Inc.,
  "B"* .................................            190               13,668
Province Healthcare Co.* ...............            200                3,900
Transkaryotic Therapies, Inc.* .........            300                9,900
Triad Hospitals, Inc.* .................            421                5,684
United Healthcare Corp. ................         24,500            1,534,312
Wellpoint Health Networks, Inc.* .......            100                8,488
                                                             ---------------
                                                             $     1,740,798
                                                             ---------------
METAL FABRICATION
The Timken Co. .........................            500      $         9,750
                                                             ---------------
MINING
Cyprus Amax Minerals Co. ...............            700      $        10,631
                                                             ---------------
OFFICE EQUIPMENT
Boise Cascade Office Products Corp.* ...            500      $         5,875
Corporate Express, Inc.* ...............          1,400                9,800
United Stationers, Inc. ................            500               11,000
                                                             ---------------
                                                             $        26,675
                                                             ---------------
OIL SERVICES -- 0.9%
Baker Hughes, Inc. .....................          7,600      $       254,600
Cal Dive International, Inc.* ..........            300                8,963
Diamond Offshore Drilling, Inc. ........          9,200              261,050
ENSCO International, Inc. ..............          9,400              187,412
Global Industries, Inc.* ...............          1,100               14,094
Global Marine, Inc.* ...................          3,800               58,662
Halliburton Co. ........................         29,600            1,339,400
Nabors Industries, Inc.* ...............            600               14,663
Issuer                                         Shares             Value
U.S. STOCKS -- continued
OIL SERVICES -- continued
Noble Drilling Corp.* ..................         17,600      $       346,500
Smith International, Inc.* .............          2,200               95,562
Varco International, Inc.* .............            700                7,656
                                                             ---------------
                                                             $     2,588,562
                                                             ---------------
OILS -- 0.1%
Apache Corp. ...........................          8,300      $       323,700
Santa Fe International Corp. ...........          3,700               85,100
                                                             ---------------
                                                             $       408,800
                                                             ---------------
PHARMACEUTICALS -- 0.2%
Andrx Corp.* ...........................            200      $        15,425
Millennium Pharmaceuticals, Inc.* ......            400               14,400
Sepracor, Inc.* ........................          7,800              633,750
                                                             ---------------
                                                             $       663,575
                                                             ---------------
PRINTING AND PUBLISHING
Electronics for Imaging, Inc.* .........            300      $        15,413
                                                             ---------------
RAILROADS
Kansas City Southern Industries,
  Inc. .................................          1,600      $       102,100
                                                             ---------------
REAL ESTATE INVESTMENT TRUSTS
Starwood Hotels & Resorts ..............            300      $         9,169
                                                             ---------------
RESTAURANTS AND LODGING -- 1.2%
Applebee's International, Inc. .........            470      $        14,159
Brinker International, Inc.* ...........            400               10,875
CEC Entertainment, Inc.* ...............            300               12,675
Cendant Corp.* .........................        173,153            3,549,636
CKE Restaurants, Inc. ..................            220                3,575
Four Seasons Hotels, Inc. ..............            200                8,812
IHOP Corp.* ............................            200                4,813
Papa John's International, Inc.* .......            200                8,937
Promus Hotel Corp.* ....................            545               16,895
                                                             ---------------
                                                             $     3,630,377
                                                             ---------------
RETAIL -- 0.1%
bebe stores, inc.* .....................            300      $        10,200
Gap, Inc. ..............................          3,900              196,462
Intimate Brands, Inc. ..................            735               34,821
Lands End, Inc.* .......................            500               24,250
Quiksilver, Inc. .......................            300                7,819
Tommy Hilfiger Corp.* ..................            100                7,350
                                                             ---------------
                                                             $       280,902
                                                             ---------------
SPECIAL PRODUCTS AND SERVICES
Harmonic Lightwaves, Inc.* .............            200      $        11,487
Millipore Corp. ........................            300               12,169
SPX Corp.* .............................            400               33,400
Veritas DGC, Inc.* .....................            600               10,988
                                                             ---------------
                                                             $        68,044
                                                             ---------------
STORES -- 1.0%
Abercrombie & Fitch Co.* ...............          3,400      $       163,200
AnnTaylor Stores Corp.* ................            210                9,450
Best Buy Co., Inc.* ....................            900               60,750
CompUSA, Inc.* .........................            900                6,694
Consolidated Stores Corp.* .............            250                6,750
Cost Plus, Inc. ........................            200                9,100
CSK Auto Corp.* ........................            300                8,100
General Nutrition Cos., Inc.* ..........            650               15,153
Linens 'n Things, Inc.* ................            200                8,750
Micro Warehouse, Inc.* .................         13,100              234,163
Office Depot, Inc.* ....................        108,150            2,386,059
Staples, Inc.* .........................          5,625              174,023
Talbots, Inc. ..........................            300               11,438

22-GGS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
STORES -- continued
Tiffany & Co. ..........................            180      $        17,370
                                                             ---------------
                                                             $     3,111,000
                                                             ---------------
SUPERMARKETS
Super Sol Ltd. .........................          1,500      $        21,938
                                                             ---------------
TECHNOLOGY
Galileo Technology Ltd.* ...............            700      $        31,719
                                                             ---------------
TELECOMMUNICATIONS -- 18.6%
ADC Telecommunications, Inc.* ..........          4,900      $       223,256
Alltel Corp. ...........................          6,100              436,150
Amdocs Ltd.* ...........................            600               13,650
AT&T Corp.* ............................         88,400            3,239,728
Aware, Inc.* ...........................            200                9,225
Cablevision Systems Corp.* .............          6,800              476,000
Centinal Cellular Corp.* ...............            200                7,125
Century Communications Corp.* ..........          2,700              124,200
CenturyTel, Inc. .......................         11,955              475,211
Cincinnati Bell, Inc. ..................         12,600              314,213
Cisco Systems, Inc.* ...................        155,250           10,003,922
CommNet Cellular, Inc.* ................            500               13,125
CommScope, Inc.* .......................            300                9,225
Copper Mountain Networks, Inc.* ........            100                7,725
Covad Communications Group, Inc.* ......          9,350              498,472
Cox Communications, Inc.* ..............          8,400              309,225
Critical Path, Inc.* ...................            100                5,531
DSP Communications, Inc.* ..............          2,700               77,963
EchoStar Communications, Corp.* ........            100               15,344
General Instrument Corp.* ..............          7,300              310,250
General Motors Corp., "H" ..............          3,300              185,625
Global TeleSystems Group, Inc.* ........         56,691            4,591,971
Hyperion Telecommunications, Inc.,
  "A"* .................................            800               15,050
Intermedia Communications, Inc.* .......         11,100              333,000
International Business Communications
  Systems, Inc.*+ ......................         12,600            --
ITC Deltacom, Inc.* ....................            500               14,000
Lucent Technologies, Inc. ..............         19,700            1,328,519
MCI WorldCom, Inc.* ....................        114,350            9,841,247
Metromedia Fiber Network, Inc., "A"* ...         14,300              513,906
Motorola, Inc. .........................         28,700            2,719,325
NEXTEL Communications, Inc.* ...........         16,500              828,094
Nortel Networks Corp. ..................         28,300            2,456,794
Novell, Inc.* ..........................            400               10,600
NTL, Inc.* .............................          9,900              853,256
Oak Industries, Inc. ...................          1,200               52,425
Omnipoint Corp.* .......................            800               23,150
Powerwave Technologies, Inc.* ..........            300                9,675
Premiere Technologies, Inc.* ...........            700                8,050
QUALCOMM, Inc.* ........................         30,600            4,391,100
Qwest Communications International,
  Inc.* ................................         86,900            2,873,131
RF Micro Devices, Inc.* ................            200               14,925
Rhythms NetConnections, Inc.* ..........          4,100              239,338
Scientific-Atlanta, Inc. ...............          6,000              216,000
Sprint Corp. ...........................         40,100            2,117,781
Sprint Corp. (PCS Group) ...............         40,900            2,336,412
TCA Cable TV, Inc. .....................            300               16,650
Tekelec Co.* ...........................          1,800               21,937
Tellabs, Inc.* .........................         37,800            2,553,862
Time Warner Telecom, Inc.* .............            500               14,500
U.S. Satellite Broadcasting Co., Inc.,
  "A"* .................................            500                8,972
Issuer                                         Shares             Value
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- continued
Uniphase Corp.* ........................          3,700      $       614,200
Viatel, Inc.* ..........................          1,700               95,413
Voicestream Wireless Corp.* ............            300                8,531
Western Wireless Corp.* ................            300                8,100
Winstar Communications, Inc.* ..........          1,300               63,375
                                                             ---------------
                                                             $    55,948,454
                                                             ---------------
TRANSPORTATION
Navistar International Corp. ...........            200      $        10,000
                                                             ---------------
UTILITIES -- ELECTRIC -- 0.2%
AES Corp.* .............................          8,300      $       482,438
Calpine Corp. ..........................            200               10,800
                                                             ---------------
                                                             $       493,238
                                                             ---------------
UTILITIES -- GAS -- 0.5%
Williams Cos., Inc. ....................         31,000      $     1,319,437
                                                             ---------------
UTILITIES -- TELEPHONE -- 0.7%
Frontier Corp. .........................         35,200      $     2,076,800
                                                             ---------------
    Total U.S. Stocks ....................................   $   144,429,995
                                                             ---------------
    Total Stocks
      (Identified Cost, $230,487,758) ....................   $   291,682,358
                                                             ---------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
THAILAND -- 0.1%
Siam Commercial Bank Public Co. Ltd.,
  5.25% (Banks and Credit Companies)*
  (Identified Cost, $132,882) ..........        189,000      $       269,267
                                                             ---------------
RIGHTS
GREECE
Alpha Credit Bank S.A. (Banks and Credit
  Cos.)## ..............................             75      $         4,830
National Bank Of Greece (Banks and
  Credit Cos.)## .......................            388               25,355
                                                             ---------------
                                                             $        30,185
                                                             ---------------
SOUTH KOREA
SK Telecom Ltd. (Telecommunications) ...             10            --
                                                             ---------------
    Total Rights
      (Identified Cost, $17,252) .........................   $        30,185
                                                             ---------------
SHORT-TERM OBLIGATIONS -- 2.9%
                                          Principal Amount
                                           (000 Omitted)
Federal Farm Credit Bank, due
  7/19/99 ..............................  $       6,750      $     6,733,598
Federal Home Loan Bank, due 7/01/99 ....          2,100            2,100,000
                                                             ---------------
    Total Short-Term Obligations, at Amortized Cost ......   $     8,833,598
                                                             ---------------
OTHER SHORT-TERM
 OBLIGATIONS -- 11.4%
                                             Shares
Navigator  Securities  Lending  Prime
  Portfolio (Identified Cost,
    $34,292,749) .......................     34,292,749      $    34,292,749
                                                             ---------------
    Total Investments
      (Identified Cost, $273,764,239) ....................   $   335,108,157
                                                             ---------------
OTHER ASSETS,
 LESS LIABILITIES -- (11.1)%                                     (33,407,994)
                                                             ---------------
    Net Assets -- 100.0% .................................   $   301,700,163
                                                             ---------------
                                                             ---------------

             See portfolio footnotes and notes to financial statements

                                                                          23-GGS

Portfolio of Investments (Unaudited)  -- June 30, 1999

Managed Sectors Series

Stocks -- 95.5%

Issuer                                         Shares             Value
U.S. STOCKS -- continued
ENERGY -- 5.8%
AES Corp.* .............................        42,700       $      2,481,938
Apache Corp. ...........................        21,600                842,400
Baker Hughes, Inc. .....................        11,600                388,600
Coastal Corp. ..........................        27,000              1,080,000
Diamond Offshore Drilling, Inc. ........         1,400                 39,725
ENSCO International, Inc. ..............        61,200              1,220,175
Global Industries, Inc.* ...............        23,500                301,094
Global Marine, Inc.* ...................        49,700                767,244
Halliburton Co. ........................        88,500              4,004,625
Honeywell, Inc. ........................        35,100              4,067,212
Korea Electric Power Corp., ADR (South
  Korea) ...............................        36,100                740,050
Nabors Industries, Inc.* ...............        26,800                654,925
Noble Drilling Corp.* ..................       110,000              2,165,625
Rowan Cos., Inc.* ......................        16,300                300,531
Santa Fe International Corp. ...........        66,200              1,522,600
Smith International, Inc.* .............         3,900                169,406
Williams Cos., Inc. ....................        68,100              2,898,506
                                                             ----------------
                                                             $     23,644,656
                                                             ----------------
FINANCIAL INSTITUTIONS -- 1.0%
Bank Tokyo Mitsubishi Ltd, ADR
  (Japan) ..............................       124,700       $      1,815,944
FiNet.com, Inc.* .......................         2,800                 15,575
Morgan Stanley Dean Witter & Co. .......        21,200              2,173,000
                                                             ----------------
                                                             $      4,004,519
                                                             ----------------
LEISURE -- 51.2%
ADC Telecommunications, Inc. * .........        13,200       $        601,425
Alltel Corp. ...........................        22,500              1,608,750
AT&T Corp.* ............................       263,600              9,687,300
Cablevision Systems Corp.* .............        21,800              1,526,000
CBS Corp.* .............................        48,100              2,089,344
Century Communications Corp.* ..........         7,400                340,400
CenturyTel, Inc. .......................        31,050              1,234,238
Cincinnati Bell, Inc. ..................        91,300              2,276,794
Cisco Systems, Inc.* ...................       171,100             11,025,256
Clear Channel Communications, Inc.* ....        58,968              4,065,106
Colt Telecom Group PLC (United
  Kingdom)* ............................        19,600              1,692,950
Comcast Corp., "A" .....................       174,500              6,707,344
CommScope, Inc.* .......................        13,800                424,350
Compania Anonima Nacional Telefonos de
  Venezuela, ADR (Venezuela) ...........        16,700                455,075
Corning, Inc. ..........................        25,500              1,788,188
Covad Communications Group, Inc.* ......        34,000              1,812,625
Cox Communications, Inc.* ..............        34,800              1,281,075
Critical Path, Inc.* ...................           200                 11,063
DSP Communications, Inc.* ..............        28,300                817,163
Ericsson LM, ADR (Sweden) ..............       136,100              4,482,794
Frontier Corp. .........................        86,400              5,097,600
Gemstar International Group Ltd.* ......         2,100                137,025
General Instrument Corp.* ..............        25,700              1,092,250
General Motors Corp. "H" ...............         8,800                495,000
Global TeleSystems Group, Inc.* ........       109,800              8,893,800
Grupo Television S.A. de C.V., GDR
  (Mexico)* ............................         7,300                327,131
Hong Kong Telecommunicatios, ADR (Hong
  Kong)* ...............................        43,500              1,171,781
Infinity Broadcasting Corp.* ...........        62,000              1,844,500
Intermedia Communications, Inc.* .......        35,400              1,062,000
Koninklijke Philips Electronics N.V.
  (Netherlands) ........................        27,652              2,789,395

Issuer                                         Shares             Value
U.S. STOCKS -- continued
LEISURE -- continued
Korea Telecom Corp. (South Korea)* .....        29,300       $      1,172,000
Lucent Technologies, Inc. ..............        58,300              3,931,606
MCI WorldCom, Inc.* ....................       227,000             19,536,187
MediaOne Group, Inc.* ..................       119,500              8,887,812
Metromedia Fiber Network, Inc., "A"* ...        29,600              1,063,750
Motorola, Inc. .........................        76,900              7,286,275
NEXTEL Communications, Inc.* ...........        82,000              4,115,375
Nippon Telephone & Telegraph Co.
  (Japan) ..............................           105              1,224,363
Nokia Corp., ADR (Finland) .............        59,600              5,457,125
Nortel Networks Corp. ..................        74,600              6,476,212
Novell, Inc.* ..........................        38,400              1,017,600
NTL, Inc.* .............................        27,300              2,352,919
NTT Mobile Communications Network, Inc.
  (Japan) ..............................            30                406,881
NTT Mobile Communications Network, Inc.
  (Japan)* .............................           120              1,607,675
Oak Industries, Inc. ...................         3,300                144,169
Omnipoint Corp.* .......................        75,200              2,176,100
QUALCOMM, Inc.* ........................        84,800             12,168,800
Qwest Communications International,
  Inc.* ................................       229,700              7,594,456
Rhythms NetConnections, Inc.* ..........        10,700                624,613
Scientific-Atlanta, Inc. ...............        21,800                784,800
SK Telecom Ltd., ADR (South Korea)* ....        10,100                171,700
Sprint Corp. ...........................       104,000              5,492,500
Sprint Corp. (PCS Group) ...............       122,600              7,003,525
STMicroelectronics N.V.
  (Netherlands) ........................        34,600              2,400,375
Telecomunicacoes Brasileiras S.A.
  (Brazil) .............................        49,300                  3,081
Telefonica Publicidad e Informacion,
  S.A. (Spain) .........................         5,500                109,671
Tellabs, Inc.* .........................        99,700              6,735,981
Time Warner, Inc. ......................       149,400             10,980,900
Uniphase Corp.* ........................        20,300              3,369,800
Viatel, Inc.* ..........................        19,400              1,088,825
Vodafone Group PLC (United Kingdom) ....        25,200              4,964,400
Western Wireless Corp.* ................        28,500                769,500
Winstar Communications, Inc.* ..........        18,500                901,875
                                                             ----------------
                                                             $    208,858,573
                                                             ----------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 1.5%
Biogen, Inc.* ..........................        32,200       $      2,070,863
Boston Scientific Corp.* ...............        31,100              1,366,456
HealthSouth Corp.* .....................        26,400                394,350
LifePoint Hospitals, Inc.* .............         1,105                 14,848
Optical Coating Laboratory, Inc. .......           400                 33,450
Sepracor, Inc.* ........................        25,300              2,055,625
Triad Hospitals, Inc.* .................         1,105                 14,918
                                                             ----------------
                                                             $      5,950,510
                                                             ----------------
RETAIL -- 2.8%
Abercrombie & Fitch Co.* ...............        24,600       $      1,180,800
Best Buy Co., Inc.* ....................        17,100              1,154,250
Gap, Inc. ..............................        30,800              1,551,550
Home Depot, Inc. .......................        31,900              2,055,556
The Mead Corp. .........................        35,200              1,469,600
Tiffany & Co. ..........................        11,000              1,061,500
Wal-Mart Stores, Inc. ..................        60,700              2,928,775
                                                             ----------------
                                                             $     11,402,031
                                                             ----------------

24-MSS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
TECHNOLOGY -- 22.4%
Adaptec, Inc.* .........................       100,200       $      3,538,312
Altera Corp.* ..........................        25,700                946,081
Analog Devices, Inc.* ..................        96,200              4,828,037
Applied Materials, Inc.* ...............        63,100              4,661,512
Ariba, Inc.* ...........................           700                 68,075
ARM Holdings PLC, (United Kingdom)* ....       171,500              1,994,695
ARM Holdings PLC, ADR (United
  Kingdom)* ............................        45,900              1,600,763
Ask Jeeves, Inc.* ......................           200                  2,800
ASM Lithography Holding N.V.
  (Netherlands)* .......................        45,400              2,695,625
Atmel Corp.* ...........................        27,500                720,156
EMC Corp.* .............................        15,300                841,500
Equant N.V. (Netherlands)* .............        36,900              3,473,212
Exodus Communications, Inc.* ...........         6,000                719,625
First Data Corp. .......................       114,700              5,613,131
Fujitsu Ltd. (Japan) ...................        60,000              1,208,237
GlobeSpan, Inc.* .......................           400                 15,900
GoTo.com, Inc.* ........................           700                 19,600
Hitachi Ltd. (Japan) ...................       265,000              2,487,388
IMRglobal Corp.* .......................        21,800                419,650
Informatica Corp.* .....................           500                 17,813
Inktomi Corp.* .........................        18,700              2,459,050
International Business Machines
  Corp. ................................        43,500              5,622,375
Internet Commerce Corp.* ...............        14,400                187,200
JDA Software Group, Inc.* ..............        28,300                263,544
Keane, Inc. ............................         4,400                 99,550
Lexmark International Group, Inc.* .....         5,400                356,738
Linear Technology Corp. ................        17,800              1,197,050
LSI Logic Corp.* .......................        78,420              3,617,122
Mannesmann AG (Germany) ................        18,400              2,749,373
Manugistics Group, Inc.* ...............        84,500              1,225,250
Micron Technology, Inc.* ...............         9,400                378,938
Microsoft Corp.* .......................       103,700              9,352,444
Oracle Corp.* ..........................        81,800              3,036,825
Peoplesoft, Inc.* ......................        26,900                464,025
Plx Technology Inc. ....................         2,600                123,175
Redback Networks, Inc.* ................           400                 50,225
Sanmina Corp.* .........................         7,900                599,413
Software.com, Inc.* ....................           500                 11,594
Solectron Corp.* .......................        44,000              2,934,250
Sun Microsystems, Inc.* ................        38,100              2,624,137
SunGard Data Systems, Inc.* ............         2,900                100,050
Teradyne, Inc.* ........................        73,100              5,244,925
Texas Instruments, Inc. ................        48,700              7,061,500
Textron, Inc. ..........................         4,700                386,869
Vantive Corp.* .........................        35,300                403,744
Verity, Inc.* ..........................        12,100                655,669
Xilinx, Inc.* ..........................        78,000              4,465,500
                                                             ----------------
                                                             $     91,542,647
                                                             ----------------
Issuer                                         Shares             Value

OTHER -- 10.8%
Allied Signal, Inc. ....................         9,600       $        604,800
Case Corp. .............................        44,300              2,131,937
Caterpillar, Inc. ......................        19,800              1,188,000
Dana Corp. .............................         2,600                119,763
Deere & Co., Inc. ......................        10,200                404,175
Eaton Corp. ............................        19,600              1,803,200
Georgia- Pacific Corp. .................        29,800              1,411,775
Illinois Tool Works, Inc. ..............        25,800              2,115,600
International Paper Co. ................        32,100              1,621,050
Omnicom Group, Inc. ....................         4,100                328,000
Outdoor Systems, Inc.* .................        18,900                689,850
Sealed Air Corp.* ......................         3,300                214,087
SPX Corp.* .............................         5,900                492,650
TRW, Inc. ..............................        25,600              1,404,800
Tyco International Ltd. ................       279,800             26,511,050
U.S. Can Corp.* ........................           400                  8,900
Weyerhaeuser Co. .......................        44,900              3,086,875
                                                             ----------------
                                                             $     44,136,512
                                                             ----------------
    Total Stocks
      (Identified Cost, $330,320,784) ....................   $    389,539,448
                                                             ----------------
SHORT-TERM OBLIGATIONS -- 12.1%
                                          Principal Amount
                                           (000 Omitted)
Federal Home Loan Bank, due 7/01/99 ....  $     11,085       $     11,085,000
Federal Home Loan Mortgage Corp., due
  7/19/99 ..............................        15,000             14,963,950
Federal National Mortgage Assn., due
  7/15/99 - 7/20/99 ....................        23,590             23,535,880
                                                             ----------------
    Total Short-Term Obligations, at Amortized Cost ......   $     49,584,830
                                                             ----------------
    Total Investments
      (Identified Cost, $379,905,614 ) ...................   $    439,124,278
                                                             ----------------
OTHER ASSETS,
 LESS LIABILITIES -- (7.6)%                                       (31,136,642)
                                                             ----------------
    Net Assets -- 100.0% .................................   $    407,987,636
                                                             ----------------
                                                             ----------------

          See portfolio footnotes and notes to financial statements

                                                                          25-MSS

PORTFOLIO OF INVESTMENTS (Unaudited)  -- June 30, 1999

MASSACHUSETTS INVESTORS TRUST SERIES

STOCKS -- 96.0%

Issuer                                         Shares              Value
U.S. STOCKS -- 90.2%

AEROSPACE -- 4.4%
Allied Signal, Inc. ....................        396,100      $      24,954,300
General Dynamics Corp. .................        125,400              8,589,900
Lockheed-Martin Corp. ..................         85,500              3,184,875
Raytheon Co., "A" ......................        179,500             12,363,062
United Technologies Corp. ..............        631,300             45,256,319
                                                             -----------------
                                                             $      94,348,456
                                                             -----------------
AUTOMOTIVE -- 1.0%
Federal-Mogul Corp. ....................        185,000      $       9,620,000
Ford Motor Co. .........................        146,300              8,256,806
TRW, Inc. ..............................         71,800              3,940,025
                                                             -----------------
                                                             $      21,816,831
                                                             -----------------
BANKS AND CREDIT COMPANIES -- 5.1%
Bank America Corp. .....................        270,800      $      19,853,025
Comerica, Inc. .........................         74,550              4,431,066
Fleet Financial Group, Inc. ............         58,200              2,582,625
National City Corp. ....................         69,900              4,578,450
Northern Trust Corp. ...................        128,100             12,425,700
PNC Bank Corp. .........................         49,400              2,846,675
State Street Corp. .....................        142,200             12,140,325
US Bancorp .............................        504,653             17,158,202
Wells Fargo Co. ........................        757,000             32,361,750
                                                             -----------------
                                                             $     108,377,818
                                                             -----------------
BUSINESS MACHINES -- 2.7%
International Business Machines
  Corp. ................................        113,900      $      14,721,575
Xerox Corp. ............................        711,000             41,993,437
                                                             -----------------
                                                             $      56,715,012
                                                             -----------------
BUSINESS SERVICES -- 1.7%
Computer Sciences Corp.* ...............        174,500      $      12,073,219
DST Systems, Inc.* .....................        176,200             11,078,575
First Data Corp. .......................        263,200             12,880,350
                                                             -----------------
                                                             $      36,032,144
                                                             -----------------
CHEMICALS -- 0.2%
E.I. du Pont de Nemours & Co., Inc. ....         29,200      $       1,994,725
PPG Industries, Inc. ...................         30,200              1,783,687
Rohm & Haas Co. ........................         29,700              1,273,388
                                                             -----------------
                                                             $       5,051,800
                                                             -----------------
COMPUTER HARDWARE -- SYSTEMS -- 0.9%
Hewlett-Packard Co. ....................        197,600      $      19,858,800
                                                             -----------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 2.8%
Microsoft Corp.* .......................        664,000      $      59,884,500
                                                             -----------------
COMPUTER SOFTWARE -- SERVICES -- 0.5%
Sun Microsystems, Inc.* ................        157,200      $      10,827,150
                                                             -----------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.1%
BMC Software, Inc.* ....................        148,200      $       8,002,800
Computer Associates International,
  Inc. .................................        404,525             22,248,875
Oracle Corp.* ..........................        397,625             14,761,828
                                                             -----------------
                                                             $      45,013,503
                                                             -----------------
CONSUMER GOODS AND SERVICES -- 6.5%
Clorox Co. .............................         93,500      $       9,986,969
Colgate-Palmolive Co. ..................        163,000             16,096,250
Gillette Co. ...........................        459,200             18,827,200
Newell Rubbermaid, Inc. ................        446,700             20,771,550
Philip Morris Cos., Inc. ...............        271,400             10,906,887
Procter & Gamble Co. ...................        268,900             23,999,325
Tyco International Ltd. ................        391,500             37,094,625
                                                             -----------------
                                                             $     137,682,806
                                                             -----------------
ELECTRICAL EQUIPMENT -- 2.4%
Emerson Electric Co. ...................        246,800      $      15,517,550
General Electric Co. ...................        276,600             31,255,800

Issuer                                         Shares              Value
U.S. STOCKS -- continued
ELECTRICAL EQUIPMENT -- continued
Honeywell, Inc. ........................         42,500      $       4,924,688
                                                             -----------------
                                                             $      51,698,038
                                                             -----------------
ELECTRONICS -- 0.6%
Intel Corp. ............................        216,600      $      12,887,700
                                                             -----------------
ENTERTAINMENT -- 2.6%
Disney (Walt) Co. ......................        405,000      $      12,479,062
MediaOne Group, Inc.* ..................        183,400             13,640,375
Time Warner, Inc. ......................        401,800             29,532,300
                                                             -----------------
                                                             $      55,651,737
                                                             -----------------
FINANCIAL INSTITUTIONS -- 3.5%
American Express Co. ...................         69,200      $       9,004,650
Associates First Capital Corp., "A" ....        370,536             16,419,376
Citigroup, Inc. ........................        562,350             26,711,625
Federal Home Loan Mortgage Corp. .......        345,600             20,044,800
Goldman Sachs Group, Inc.* .............         19,100              1,379,975
                                                             -----------------
                                                             $      73,560,426
                                                             -----------------
FOOD AND BEVERAGE PRODUCTS -- 4.3%
Anheuser-Busch Cos., Inc. ..............        457,000      $      32,418,437
Bestfoods Co. ..........................        159,200              7,880,400
Coca-Cola Co. ..........................        143,500              8,968,750
Hershey Foods Corp. ....................         59,300              3,520,938
Interstate Bakeries Corp. ..............        140,700              3,156,956
Nabisco Holdings Corp., A ..............         77,500              3,351,875
PepsiCo., Inc. .........................         78,700              3,044,706
Quaker Oats Co. ........................        132,400              8,788,050
Ralston-Ralston Purina Co. .............        679,480             20,681,673
                                                             -----------------
                                                             $      91,811,785
                                                             -----------------
FOREST AND PAPER PRODUCTS -- 0.2%
International Paper Co. ................         60,900      $       3,075,450
                                                             -----------------
INSURANCE -- 7.9%
Allstate Corp. .........................        447,300      $      16,046,888
American International Group, Inc. .....        155,300             18,179,806
Chubb Corp. ............................         96,000              6,672,000
CIGNA Corp. ............................        385,400             34,300,600
Equitable Cos., Inc. ...................        110,900              7,430,300
Hartford Financial Services Group,
  Inc. .................................        562,800             32,818,275
Lincoln National Corp. .................        326,000             17,053,875
MBIA, Inc. .............................        109,000              7,057,750
Progressive Corp. ......................        144,300             20,923,500
Torchmark Corp. ........................        189,400              6,463,275
                                                             -----------------
                                                             $     166,946,269
                                                             -----------------
MANUFACTURING -- 0.8%
Danaher Corp. ..........................        110,700      $       6,434,438
Illinois Tool Works, Inc. ..............        137,300             11,258,600
                                                             -----------------
                                                             $      17,693,038
                                                             -----------------
MEDICAL AND HEALTH PRODUCTS -- 8.5%
American Home Products Corp. ...........        399,500      $      22,971,250
Becton, Dickinson & Co. ................        218,800              6,564,000
Bristol-Myers Squibb Co. ...............        450,500             31,732,094
Johnson & Johnson Co. ..................        252,200             24,715,600
Merck & Co., Inc. ......................        189,100             13,993,400
Pfizer, Inc. ...........................        249,100             27,338,725
Pharmacia & Upjohn, Inc. ...............        378,400             21,497,850
Schering Plough Corp. ..................        247,000             13,091,000
Warner-Lambert Co. .....................        255,400             17,718,375
                                                             -----------------
                                                             $     179,622,294
                                                             -----------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 2.7%
Guidant Corp. ..........................        366,700      $      18,862,131
HEALTHSOUTH Corp.* .....................        271,600              4,057,025
Medtronic, Inc. ........................        234,663             18,274,381
United HealthCare Corp. ................        248,500             15,562,313
                                                             -----------------
                                                             $      56,755,850
                                                             -----------------

26-MIS

Issuer                                         Shares              Value
U.S. STOCKS -- continued
OILS -- 2.9%
Chevron Corp. ..........................         93,070      $       8,859,101
Exxon Corp. ............................        368,800             28,443,700
Mobil Corp. ............................        215,300             21,314,700
USX-Marathon Group .....................         90,200              2,937,137
                                                             -----------------
                                                             $      61,554,638
                                                             -----------------
PRINTING AND PUBLISHING -- 1.5%
Gannett Co., Inc. ......................        163,400      $      11,662,675
New York Times Co. .....................        224,700              8,271,769
Tribune Co. ............................        148,000             12,894,500
                                                             -----------------
                                                             $      32,828,944
                                                             -----------------
RESTAURANTS AND LODGING -- 1.4%
McDonald's Corp. .......................        704,500      $      29,104,656
                                                             -----------------
SPECIAL PRODUCTS AND SERVICES -- 0.2%
Carnival Corp. .........................         82,200      $       3,986,700
                                                             -----------------
STORES -- 5.3%
CVS Corp. ..............................        464,600      $      23,578,450
Dayton Hudson Corp. ....................        219,300             14,254,500
Home Depot, Inc. .......................        193,700             12,481,544
Nordstrom, Inc. ........................        182,500              6,113,750
Office Depot, Inc.* ....................        337,450              7,444,991
Rite Aid Corp. .........................        248,300              6,114,387
TJX Cos., Inc. .........................        540,900             18,018,731
Wal-Mart Stores, Inc. ..................        528,800             25,514,600
                                                             -----------------
                                                             $     113,520,953
                                                             -----------------
SUPERMARKETS -- 3.3%
Albertsons, Inc. .......................        341,217      $      17,594,002
Kroger Co.* ............................        894,000             24,976,125
Safeway, Inc.* .........................        538,600             26,660,700
                                                             -----------------
                                                             $      69,230,827
                                                             -----------------
TELECOMMUNICATIONS -- 9.4%
Alltel Corp. ...........................        361,900      $      25,875,850
Ameritech Corp. ........................        148,800             10,936,800
Bell Atlantic Corp. ....................        636,500             41,611,187
Cisco Systems, Inc.* ...................        232,600             14,988,163
MCI WorldCom, Inc.* ....................        410,302             35,311,616
Motorola, Inc. .........................        216,100             20,475,475
Nortel Networks Corp. ..................         66,000              5,729,625
SBC Communications, Inc. ...............        453,900             26,326,200
Sprint Corp. ...........................        280,700             14,824,469
Sprint Corp. (PCS Group) ...............         62,250              3,556,031
                                                             -----------------
                                                             $     199,635,416
                                                             -----------------
UTILITIES -- ELECTRIC -- 3.7%
CMS Energy Corp. .......................        184,700      $       7,734,312
Duke Energy Corp. ......................        190,700             10,369,312
FirstEnergy Corp. ......................        193,000              5,983,000
GPU, Inc. ..............................        149,300              6,298,594
New Century Energies, Inc. .............         80,600              3,128,288
NiSource, Inc. .........................        241,000              6,220,812
Peco Energy Co. ........................        189,200              7,922,750
Pinnacle West Capital Corp. ............        213,400              8,589,350
Texas Utilities Co. ....................        355,900             14,680,875
Unicom Corp. ...........................        172,300              6,644,319
                                                             -----------------
                                                             $      77,571,612
                                                             -----------------
Issuer                                         Shares              Value

U.S. STOCKS -- continued
UTILITIES -- GAS -- 0.9%
Coastal Corp. ..........................         82,700      $       3,308,000
Columbia Energy Group ..................        259,750             16,283,078
                                                             -----------------
                                                             $      19,591,078
                                                             -----------------
UTILITIES -- TELEPHONE -- 0.2%
BellSouth Corp. ........................        106,500      $       4,992,188
                                                             -----------------
    Total U.S. Stocks ....................................   $   1,917,328,419
                                                             -----------------
FOREIGN STOCKS -- 5.8%

CANADA -- 0.5%
Canadian National Railway Co.
  (Railroads) ..........................        158,150      $      10,596,050
                                                             -----------------
FRANCE -- 0.1%
Axa (Insurance) ........................         28,200      $       3,437,809
                                                             -----------------
GERMANY -- 0.9%
HypoVereinsbank (Banks and Credit
  Cos.) ................................         52,800      $       3,427,854
Mannesmann AG (Conglomerate) ...........        105,600             15,779,012
                                                             -----------------
                                                             $      19,206,866
                                                             -----------------
JAPAN -- 0.2%
AFLAC, Inc. (Insurance) ................         87,900      $       4,208,212
                                                             -----------------
NETHERLANDS -- 0.2%
Wolters Kluwer NV (Publishing) .........         87,200      $       3,468,579
                                                             -----------------
SWEDEN -- 0.4%
Ericsson LM, ADR
  (Telecommunications) .................        266,300      $       8,771,256
                                                             -----------------
SWITZERLAND -- 0.3%
Nestle S.A. (Food and Beverage
  Products) ............................          3,700      $       6,666,474
                                                             -----------------
UNITED KINGDOM -- 3.2%
AstraZeneca PLC, ADR (Medical and Health
  Products) ............................        173,300      $       6,791,194
BP Amoco PLC, ADR (Oils) ...............        330,111             35,817,043
Rentokil Initial PLC (Environmental
  Services) ............................        790,800              3,065,899
Reuters Group PLC (Business
  Services) ............................        667,100              8,773,509
Reuters Group PLC, ADR (Business
  Services) ............................         77,200              6,258,025
Zeneca Group PLC (Medical and Health
  Products) ............................        174,800              6,757,640
                                                             -----------------
                                                             $      67,463,310
                                                             -----------------
    Total Foreign Stocks .................................   $     123,818,556
                                                             -----------------
    Total Stocks
      (Identified Cost, $1,662,771,528) ..................   $   2,041,146,975
                                                             -----------------
CONVERTIBLE PREFERRED
 STOCKS -- 0.3%
UTILITIES -- ELECTRIC -- 0.3%
Houston Industries, Inc., 7.00% ........  $      37,200      $       4,436,100
Texas Utilities Co., 3.315% ............         46,200              2,038,575
                                                             -----------------
    Total Convertible Preferred Stocks
      (Identified Cost, $3,666,571) ......................   $       6,474,675
                                                             -----------------

                                                                          27-MIS

BONDS -- 4.4%

                                          Principal Amount
Issuer                                     (000 Omitted)           Value
CONVERTIBLE BONDS -- 0.1%
FINANCIAL SERVICES -- 0.1%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## (Identified Cost,
  $2,920,842) ..........................  $       2,597      $       2,655,432
                                                             -----------------
SHORT-TERM OBLIGATIONS -- 4.3%
Associates Corp. of North America, due
  7/01/99 ..............................  $       7,700      $       7,700,000
AT&T Corp., due 7/01/99 ................         17,400             17,400,000
Federal Agricultural Mortgage Corp., due
  7/23/99 ..............................         18,936             18,879,413
Federal Home Loan Mortgage Corp., due
  7/19/99 - 7/29/99 ....................         34,800             34,692,209
Federal National Mortgage Assn., due
  7/22/99 ..............................         12,200             12,165,342
                                                             -----------------
    Total Short-Term Obligations, at Amortized Cost ......   $      90,836,964
                                                             -----------------
    Total Investments
      (Identified Cost, $1,760,195,905 ) .................   $   2,141,114,046
                                                             -----------------
OTHER ASSETS,
 LESS LIABILITIES -- (0.7)%                                        (14,693,919)
                                                             -----------------
    Net Assets -- 100.0% .................................   $   2,126,420,127
                                                             -----------------
                                                             -----------------

          See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited)  -- June 30, 1999
RESEARCH SERIES

STOCKS -- 98.9%

Issuer                                         Shares              Value
U.S. STOCKS -- 92.9%

AEROSPACE -- 4.2%
Gulfstream Aerospace Corp.* ............        169,200      $      11,431,575
Raytheon Co., "B" ......................        110,000              7,741,250
United Technologies Corp. ..............        371,600             26,639,075
                                                             -----------------
                                                             $      45,811,900
                                                             -----------------
AUTOMOTIVE -- 0.9%
Federal-Mogul Corp. ....................        193,700      $      10,072,400
                                                             -----------------
BANKS AND CREDIT COMPANIES -- 4.6%
Bank America Corp. .....................         78,500      $       5,755,031
Bank of New York Co., Inc. .............        236,400              8,672,925
Chase Manhattan Corp. ..................         73,124              6,334,367
PNC Bank Corp. .........................        191,600             11,040,950
US Bancorp .............................        145,800              4,957,200
Wells Fargo Co. ........................        306,800             13,115,700
                                                             -----------------
                                                             $      49,876,173
                                                             -----------------
BROADCASTING -- 0.7%
Infinity Broadcasting Corp.* ...........        252,200      $       7,502,950
                                                             -----------------
BUSINESS MACHINES -- 0.9%
Xerox Corp. ............................        170,300      $      10,058,344
                                                             -----------------
BUSINESS SERVICES -- 0.5%
First Data Corp. .......................        115,400      $       5,647,388
Modis Professional Services, Inc.* .....         11,143                153,216
                                                             -----------------
                                                             $       5,800,604
                                                             -----------------
CHEMICALS -- 0.2%
Cambrex Corp. ..........................         97,200      $       2,551,500
                                                             -----------------
COMPUTER HARDWARE -- SYSTEMS -- 0.5%
Hewlett-Packard Co. ....................         56,700      $       5,698,350
                                                             -----------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 4.7%
Intuit, Inc.* ..........................          2,500      $         225,312
Microsoft Corp.* .......................        571,300             51,524,119
                                                             -----------------
                                                             $      51,749,431
                                                             -----------------
COMPUTER SOFTWARE -- SERVICES -- 2.3%
EMC Corp.* .............................        137,600      $       7,568,000
Sun Microsystems, Inc.* ................        250,700             17,266,962
                                                             -----------------
                                                             $      24,834,962
                                                             -----------------
COMPUTER SOFTWARE -- SYSTEMS -- 6.3%
BMC Software, Inc.* ....................        284,600      $      15,368,400
Cadence Design Systems, Inc.* ..........        373,600              4,763,400
Citrix Systems, Inc.* ..................         30,600              1,728,900
Computer Associates International,
  Inc. .................................        105,200              5,786,000
Compuware Corp.* .......................        328,800             10,459,950
Oracle Corp.* ..........................        687,587             25,526,668
Synopsys, Inc.* ........................         89,100              4,917,206
                                                             -----------------
                                                             $      68,550,524
                                                             -----------------
CONSUMER GOODS AND SERVICES -- 8.4%
Clorox Co. .............................         97,900      $      10,456,943
Colgate-Palmolive Co. ..................         60,400              5,964,500
Dial Corp. .............................        229,700              8,541,969
Gillette Co. ...........................        230,600              9,454,600
Newell Rubbermaid, Inc. ................        182,700              8,495,550
Procter & Gamble Co. ...................        160,700             14,342,475
Tyco International Ltd. ................        362,812             34,376,437
                                                             -----------------
                                                             $      91,632,474
                                                             -----------------
CONTAINERS -- 0.7%
Owens Illinois, Inc.* ..................        162,400      $       5,308,450
Smurfit-Stone Container Corp.* .........        129,798              2,668,971
                                                             -----------------
                                                             $       7,977,421
                                                             -----------------
ELECTRICAL EQUIPMENT -- 0.8%
Honeywell, Inc. ........................         73,100      $       8,470,463
                                                             -----------------

28-RES

Issuer                                         Shares              Value
U.S. STOCKS -- continued
ELECTRONICS -- 4.1%
Analog Devices, Inc.* ..................        503,133      $      25,250,987
LSI Logic Corp.* .......................        424,800             19,593,900
                                                             -----------------
                                                             $      44,844,887
                                                             -----------------
ENTERTAINMENT -- 4.3%
CBS Corp.* .............................        138,300      $       6,007,406
Comcast Corp., "A" .....................        104,900              4,032,094
Disney (Walt) Co. ......................        469,900             14,478,794
MediaOne Group, Inc.* ..................         77,400              5,756,625
Time Warner, Inc. ......................        223,400             16,419,900
                                                             -----------------
                                                             $      46,694,819
                                                             -----------------
FINANCIAL INSTITUTIONS -- 3.8%
Associates First Capital Corp., "A" ....        281,506      $      12,474,235
CIT Group, Inc., "A" ...................        122,400              3,534,300
Citigroup, Inc. ........................        296,400             14,079,000
Goldman Sachs Group, Inc.* .............         10,300                744,175
Morgan Stanley Dean Witter & Co. .......         55,700              5,709,250
Providian Financial Corp. ..............         26,200              2,449,700
Schwab (Charles) Corp. .................         24,300              2,669,962
                                                             -----------------
                                                             $      41,660,622
                                                             -----------------
FOOD AND BEVERAGE PRODUCTS -- 3.0%
Anheuser-Busch Cos., Inc. ..............        121,200      $       8,597,625
Bestfoods Co. ..........................         23,900              1,183,050
Coca-Cola Co. ..........................        107,300              6,706,250
Nabisco Holdings Corp., "A" ............        118,900              5,142,425
Ralston-Ralston Purina Co. .............        376,323             11,454,331
                                                             -----------------
                                                             $      33,083,681
                                                             -----------------
FOREST AND PAPER PRODUCTS -- 0.5%
Bowater, Inc. ..........................        108,500      $       5,126,625
                                                             -----------------
INSURANCE -- 6.6%
American International Group, Inc. .....         77,700      $       9,095,756
CIGNA Corp. ............................        171,100             15,227,900
Conseco, Inc. ..........................        137,339              4,180,256
Equitable Cos., Inc. ...................        161,300             10,807,100
Hartford Financial Services Group,
  Inc. .................................        169,800              9,901,463
Lincoln National Corp. .................        222,800             11,655,225
Nationwide Financial Services, Inc.,
  "A" ..................................         91,100              4,122,275
ReliaStar Financial Corp. ..............        164,996              7,218,575
                                                             -----------------
                                                             $      72,208,550
                                                             -----------------
INTERNET
Phone.com, Inc.* .......................          8,400      $         470,400
Software.com, Inc.* ....................          1,400                 32,463
                                                             -----------------
                                                             $         502,863
                                                             -----------------
MANUFACTURING -- 1.0%
Danaher Corp. ..........................        196,200      $      11,404,125
                                                             -----------------
MEDICAL AND HEALTH PRODUCTS -- 5.0%
American Home Products Corp. ...........        352,000      $      20,240,000
Bristol-Myers Squibb Co. ...............        249,700             17,588,244
Pharmacia & Upjohn, Inc. ...............        293,000             16,646,062
                                                             -----------------
                                                             $      54,474,306
                                                             -----------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 4.9%
Cardinal Health, Inc. ..................        158,100      $      10,138,162
Guidant Corp. ..........................        263,700             13,564,069
HealthSouth Corp.* .....................        560,381              8,370,691
Issuer                                         Shares              Value
U.S. STOCKS -- continued
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- continued

Medtronic, Inc. ........................        126,100      $       9,820,038
United HealthCare Corp. ................        171,100             10,715,137
VISX, Inc.* ............................          8,800                696,850
                                                             -----------------
                                                             $      53,304,947
                                                             -----------------
OILS -- 2.1%
Atlantic Richfield Co. .................         12,800      $       1,069,600
Conoco, Inc., "A" ......................        192,300              5,360,362
Mobil Corp. ............................        166,100             16,443,900
                                                             -----------------
                                                             $      22,873,862
                                                             -----------------
PRINTING AND PUBLISHING -- 0.5%
Gannett Co., Inc. ......................         80,800      $       5,767,100
                                                             -----------------
RESTAURANTS AND LODGING -- 1.5%
CKE Restaurants, Inc. ..................          1,500      $          24,375
McDonald's Corp. .......................        397,900             16,438,244
                                                             -----------------
                                                             $      16,462,619
                                                             -----------------
SPECIAL PRODUCTS AND SERVICES -- 1.0%
Backweb Technologies Ltd.* .............          4,400      $         120,450
Carnival Corp. .........................        126,100              6,115,850
Newport News Shipbuilding, Inc. ........         15,871                468,195
SPX Corp.* .............................         15,900              1,327,650
Verisign, Inc.* ........................         28,000              2,415,000
                                                             -----------------
                                                             $      10,447,145
                                                             -----------------
STORES -- 4.4%
CompUSA, Inc.* .........................        219,200      $       1,630,300
CVS Corp. ..............................        267,800             13,590,850
Dayton Hudson Corp. ....................         97,300              6,324,500
Office Depot, Inc.* ....................        255,000              5,625,938
Rite Aid Corp. .........................        364,800              8,983,200
TJX Cos., Inc. .........................        165,700              5,519,881
Wal-Mart Stores, Inc. ..................        131,900              6,364,175
                                                             -----------------
                                                             $      48,038,844
                                                             -----------------
SUPERMARKETS -- 2.2%
Kroger Co.* ............................        453,436      $      12,667,868
Safeway, Inc.* .........................        241,593             11,958,854
                                                             -----------------
                                                             $      24,626,722
                                                             -----------------
TELECOMMUNICATIONS -- 10.9%
Bell Atlantic Corp. ....................        311,000      $      20,331,625
Cisco Systems, Inc.* ...................        344,350             22,189,053
MCI WorldCom, Inc.* ....................        300,264             25,841,470
Motorola, Inc. .........................        211,800             20,068,050
Sprint Corp. ...........................        172,000              9,083,750
Sprint Corp. (PCS Group) ...............        383,700             21,918,863
                                                             -----------------
                                                             $     119,432,811
                                                             -----------------
UTILITIES -- ELECTRIC -- 1.0%
CMS Energy Corp. .......................        125,700      $       5,263,688
Midamerica Energy Holdings Co. .........        160,300              5,550,387
                                                             -----------------
                                                             $      10,814,075
                                                             -----------------
UTILITIES -- GAS -- 0.4%
Columbia Energy Group ..................         68,400      $       4,287,825
                                                             -----------------
    Total U.S. Stocks ....................................   $   1,016,643,924
                                                             -----------------
FOREIGN STOCKS -- 6.0%

CANADA -- 0.1%
Abitibi-Consolidated, Inc. (Forest and
Paper Products) ........................         93,300      $       1,061,287
                                                             -----------------

                                                                          29-RES

Issuer                                         Shares              Value
FOREIGN STOCKS -- continued
FRANCE -- 0.1%
TOTAL Fina S.A., ADR (Oils) ............         20,750      $       1,337,078
                                                             -----------------
GERMANY -- 0.8%
Mannesmann AG (Conglomerate) ...........         59,100      $       8,830,867
                                                             -----------------
SPAIN -- 0.5%
Repsol S.A. (Oils) .....................        274,600      $       5,602,909
                                                             -----------------
SWEDEN -- 1.4%
Ericsson LM, B (Telecommunications) ....        412,600      $      13,252,416
Ericsson LM, ADR
  (Telecommunications) .................         46,100              1,518,419
                                                             -----------------
                                                             $      14,770,835
                                                             -----------------
SWITZERLAND -- 1.0%
UBS AG (Banks and Credit Cos.)* ........         37,700      $      11,252,284
                                                             -----------------
UNITED KINGDOM -- 2.1%
BP Amoco PLC, ADR (Oils) ...............        141,116      $      15,311,086
British Aerospace PLC (Aerospace and
  Defense)* ............................          6,262                 40,759
Zeneca Group PLC (Medical and Health
  Products) ............................        201,500              7,789,842
                                                             -----------------
                                                             $      23,141,687
                                                             -----------------
    Total Foreign Stocks .................................   $      65,996,947
                                                             -----------------
    Total Stocks
      (Identified Cost, $840,639,227) ....................   $   1,082,640,871
                                                             -----------------
SHORT-TERM OBLIGATIONS -- 1.5%
                                          Principal Amount
                                           (000 Omitted)
AT&T Corp., due 7/01/99 ................  $       6,200      $       6,200,000
Federal Home Loan Bank, due 7/21/99 ....         10,500             10,471,504
                                                             -----------------
    Total Short-Term Obligations, at Amortized Cost ......   $      16,671,504
                                                             -----------------
OTHER SHORT-TERM
 OBLIGATIONS -- 6.1%
                                             Shares
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
    $66,767,907) .......................     66,767,907      $      66,767,907
                                                             -----------------
    Total Investments
      (Identified Cost, $924,078,638 ) ...................   $   1,166,080,282
                                                             -----------------
OTHER ASSETS,
 LESS LIABILITIES -- (6.5)%                                        (71,368,823)
                                                             -----------------
    Net Assets -- 100.0% .................................   $   1,094,711,459
                                                             -----------------
                                                             -----------------

          See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited)  -- June 30, 1999
TOTAL RETURN SERIES

STOCKS -- 55.4%

Issuer                                         Shares               Value
U.S. STOCKS -- 49.9%

AEROSPACE -- 2.6%
Allied Signal, Inc. ....................         468,000      $      29,484,000
Lockheed-Martin Corp. ..................          80,000              2,980,000
Raytheon Co., "A" ......................         158,704             10,930,738
Raytheon Co., "B" ......................          56,400              3,969,150
United Technologies Corp. ..............          53,200              3,813,775
                                                              -----------------
                                                              $      51,177,663
                                                              -----------------
AUTOMOTIVE -- 1.5%
Delphi Automotive Systems Corp. ........         321,600      $       5,969,700
Ford Motor Co. .........................         173,589              9,796,929
TRW, Inc. ..............................         263,300             14,448,588
                                                              -----------------
                                                              $      30,215,217
                                                              -----------------
BANKS AND CREDIT COMPANIES -- 3.1%
Bank of New York Co., Inc. .............         424,712      $      15,581,621
Mellon Bank Corp. ......................         408,600             14,862,825
National City Corp. ....................          25,460              1,667,630
PNC Bank Corp. .........................         282,800             16,296,350
Washington Mutual, Inc. ................          40,000              1,415,000
Wells Fargo Co. ........................         306,400             13,098,600
                                                              -----------------
                                                              $      62,922,026
                                                              -----------------
BUSINESS MACHINES -- 1.6%
International Business Machines
  Corp. ................................         113,200      $      14,631,100
Xerox Corp. ............................         293,800             17,352,562
                                                              -----------------
                                                              $      31,983,662
                                                              -----------------
CELLULAR TELEPHONES -- 0.4%
Telephone & Data Systems, Inc. .........         106,900      $       7,810,381
                                                              -----------------
CHEMICALS -- 1.3%
Dow Chemical Co. .......................          56,100      $       7,117,688
Engelhard Corp. ........................         336,300              7,608,787
Rohm & Haas Co. ........................         250,500             10,740,187
                                                              -----------------
                                                              $      25,466,662
                                                              -----------------
COAL -- 0.2%
CONSOL Energy, Inc.* ...................         301,700      $       3,620,400
                                                              -----------------
COMPUTER HARDWARE -- SYSTEMS -- 0.7%
Hewlett-Packard Co. ....................         133,900      $      13,456,950
                                                              -----------------
CONGLOMERATES -- 0.3%
Eastern Enterprises ....................         128,700      $       5,115,825
                                                              -----------------
CONSUMER GOODS AND SERVICES -- 1.0%
Kimberly-Clark Corp. ...................         157,100      $       8,954,700
Philip Morris Cos., Inc. ...............         127,400              5,119,887
Tyco International Ltd. ................          55,572              5,265,447
                                                              -----------------
                                                              $      19,340,034
                                                              -----------------
ELECTRICAL EQUIPMENT -- 1.0%
Emerson Electric Co. ...................         260,000      $      16,347,500
General Electric Co. ...................          24,100              2,723,300
                                                              -----------------
                                                              $      19,070,800
                                                              -----------------
ENTERTAINMENT -- 1.9%
Disney (Walt) Co. ......................         186,300      $       5,740,369
MediaOne Group, Inc.* ..................         148,000             11,007,500
Time Warner, Inc. ......................         302,800             22,255,800
                                                              -----------------
                                                              $      39,003,669
                                                              -----------------
FINANCIAL INSTITUTIONS -- 2.3%
American Express Co. ...................         115,400      $      15,016,425
Citigroup, Inc. ........................         289,800             13,765,500
Edwards (A.G.), Inc. ...................         273,550              8,821,987
Federal Home Loan Mortgage Corp. .......         151,200              8,769,600
                                                              -----------------
                                                              $      46,373,512
                                                              -----------------

30-TRS

Issuer                                         Shares               Value
U.S. STOCKS -- continued
FOOD AND BEVERAGE PRODUCTS -- 1.8%
Archer-Daniels-Midland Co. .............         847,080      $      13,076,797
General Mills, Inc. ....................         142,700             11,469,512
Hershey Foods Corp. ....................          51,900              3,081,563
McCormick & Co., Inc. ..................         129,100              4,074,719
Quaker Oats Co. ........................          17,000              1,128,375
Seagram Limited* .......................          63,400              3,166,038
                                                              -----------------
                                                              $      35,997,004
                                                              -----------------
FOREST AND PAPER PRODUCTS -- 1.5%
Bowater, Inc. ..........................         181,800      $       8,590,050
Champion International Corp. ...........         205,000              9,814,375
International Paper Co. ................          82,400              4,161,200
Weyerhaeuser Co. .......................         118,800              8,167,500
                                                              -----------------
                                                              $      30,733,125
                                                              -----------------
INSURANCE -- 6.7%
Allstate Corp. .........................         281,800      $      10,109,575
American International Group, Inc. .....          35,000              4,097,188
Chubb Corp. ............................         247,900             17,229,050
CIGNA Corp. ............................         185,500             16,509,500
Equitable Cos., Inc. ...................         333,865             22,368,955
Hartford Financial Services Group,
  Inc. .................................         310,900             18,129,356
Jefferson Pilot Corp. ..................         124,100              8,213,869
Lincoln National Corp. .................         432,000             22,599,000
ReliaStar Financial Corp. ..............         146,300              6,400,625
St. Paul Cos., Inc. ....................         260,900              8,299,881
Torchmark Corp. ........................           9,800                334,425
                                                              -----------------
                                                              $     134,291,424
                                                              -----------------
MEDICAL AND HEALTH PRODUCTS -- 1.2%
American Home Products Corp. ...........         151,930      $       8,735,975
Baxter International, Inc. .............          52,300              3,170,687
Bristol-Myers Squibb Co. ...............          41,300              2,909,069
Pharmacia & Upjohn, Inc. ...............         150,000              8,521,875
                                                              -----------------
                                                              $      23,337,606
                                                              -----------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 0.3%
Columbia/HCA Healthcare Corp. ..........         230,000      $       5,246,875
                                                              -----------------
METALS AND MINERALS -- 0.3%
Alcoa, Inc. ............................          85,700      $       5,302,688
                                                              -----------------
OIL SERVICES -- 0.9%
Halliburton Co. ........................         136,000      $       6,154,000
Noble Drilling Corp.* ..................         625,800             12,320,438
                                                              -----------------
                                                              $      18,474,438
                                                              -----------------
OILS -- 3.0%
Apache Corp. ...........................          61,900      $       2,414,100
Chevron Corp. ..........................          93,000              8,852,437
Conoco, Inc., "A" ......................         328,400              9,154,150
Exxon Corp. ............................          75,100              5,792,088
Mobil Corp. ............................         176,400             17,463,600
Texaco, Inc. ...........................          97,900              6,118,750
Unocal Corp. ...........................         243,600              9,652,650
                                                              -----------------
                                                              $      59,447,775
                                                              -----------------
PHOTOGRAPHIC PRODUCTS
Eastman Kodak Co. ......................          12,400      $         840,100
                                                              -----------------
POLLUTION CONTROL
Browning Ferris Industries, Inc. .......          19,000      $         817,000
                                                              -----------------
Issuer                                         Shares               Value

U.S. STOCKS -- continued
PRINTING AND PUBLISHING -- 1.1%
Gannett Co., Inc. ......................         197,500      $      14,096,562
New York Times Co. .....................         205,000              7,546,563
                                                              -----------------
                                                              $      21,643,125
                                                              -----------------
RAILROADS -- 0.5%
Burlington Northern Santa Fe Railway
  Co. ..................................         151,300      $       4,690,300
Norfolk Southern Corp. .................         201,100              6,058,138
                                                              -----------------
                                                              $      10,748,438
                                                              -----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Boston Properties, Inc. ................          37,900      $       1,359,663
TriNet Corporate Realty Trust, Inc. ....         179,500              4,969,906
                                                              -----------------
                                                              $       6,329,569
                                                              -----------------
RESTAURANTS AND LODGING -- 1.2%
McDonald's Corp. .......................         567,400      $      23,440,712
                                                              -----------------
STORES -- 0.9%
Dayton Hudson Corp. ....................         276,600      $      17,979,000
                                                              -----------------
SUPERMARKETS -- 0.5%
Albertsons, Inc. .......................         184,779      $       9,527,667
Kroger Co.* ............................          24,600                687,263
                                                              -----------------
                                                              $      10,214,930
                                                              -----------------
TELECOMMUNICATIONS -- 5.8%
AT&T Corp. .............................         187,200      $      10,448,100
Bell Atlantic Corp. ....................         106,300              6,949,363
GTE Corp. ..............................         521,600             39,511,200
Motorola, Inc. .........................         212,200             20,105,950
SBC Communications, Inc. ...............         390,006             22,620,348
Sprint Corp. ...........................         294,200             15,537,437
                                                              -----------------
                                                              $     115,172,398
                                                              -----------------
UTILITIES -- ELECTRIC -- 3.6%
Carolina Power & Light Co. .............         292,200      $      12,509,812
CMS Energy Corp. .......................         188,700              7,901,813
Duke Energy Corp. ......................         125,000              6,796,875
FirstEnergy Corp. ......................         100,000              3,100,000
GPU, Inc. ..............................         216,400              9,129,375
Pinnacle West Capital Corp. ............         268,000             10,787,000
Sempra Energy ..........................         152,200              3,443,525
Sierra Pacific Resources ...............         143,000              5,201,625
Southern Co. ...........................         332,800              8,819,200
Texas Utilities Co. ....................         124,000              5,115,000
                                                              -----------------
                                                              $      72,804,225
                                                              -----------------
UTILITIES -- GAS -- 2.4%
Coastal Corp. ..........................         593,000      $      23,720,000
Columbia Energy Group ..................         221,300             13,872,744
Sonat, Inc. ............................         219,000              7,254,375
UGI Corp. ..............................          63,000              1,271,812
Washington Gas Light Co. ...............          44,700              1,162,200
                                                              -----------------
                                                              $      47,281,131
                                                              -----------------
    Total U.S. Stocks .....................................   $     995,658,364
                                                              -----------------
FOREIGN STOCKS -- 5.5%

CANADA -- 0.2%
Canadian National Railway Co.
  (Railroads) ..........................          55,100      $       3,691,700
                                                              -----------------
FRANCE -- 0.1%
Axa (Insurance) ........................          13,400      $       1,633,569
                                                              -----------------

                                                                          31-TRS

Issuer                                         Shares               Value
FOREIGN STOCKS -- continued
NETHERLANDS -- 2.0%
Akzo Nobel N.V. (Chemicals) ............         286,400      $      12,041,512
ING Groep N.V. (Financial Services)* ...         327,387             17,712,041
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................         170,000             10,242,500
                                                              -----------------
                                                              $      39,996,053
                                                              -----------------
SWITZERLAND -- 0.7%
Nestle S.A. (Food and Beverage
  Products) ............................           8,050      $      14,504,085
                                                              -----------------
UNITED KINGDOM -- 2.5%
BP Amoco PLC, ADR (Oils) ...............         365,960      $      39,706,660
SmithKline-Beecham PLC, ADR (Medical and
  Health Products) .....................         175,600             11,600,575
                                                              -----------------
                                                              $      51,307,235
                                                              -----------------
    Total Foreign Stocks ..................................   $     111,132,642
                                                              -----------------
    Total Stocks (Identified Cost, $936,487,288) ..........   $   1,106,791,006
                                                              -----------------

BONDS -- 36.4%
U.S. BONDS -- 36.1%

AIRLINES -- 0.7%
                                              Principal Amount
                                                 (000 Omitted)

Delta Airlines, Inc., 6.65s, 2004 ......  $         4,887        $         4,792,241
Jet Equipment Trust, 9.41s, 2010## .....            1,000                  1,106,510
Jet Equipment Trust, 8.64s, 2012## .....              912                    965,449
Jet Equipment Trust, 11.44s, 2014## ....            1,200                  1,459,044
Jet Equipment Trust, 10.69s, 2015## ....            1,000                  1,183,060
Northwest Airlines, Inc., 8.52s,
  2004 .................................            1,416                  1,361,484
Northwest Airlines, Inc., 7.625s,
  2005 .................................            2,943                  2,692,639
Northwest Airlines, Inc., 8.7s, 2007 ...            1,385                  1,320,971
                                                                 -------------------
                                                                 $        14,881,398
                                                                 -------------------
APPAREL AND TEXTILES -- 0.2%
Jones Apparel Group, Inc., 6.25s,
  2001 .................................  $         1,363        $         1,357,807
Jones Apparel Group, Inc., 7.875s,
  2006 .................................            1,807                  1,804,488
                                                                 -------------------
                                                                 $         3,162,295
                                                                 -------------------
AUTOMOTIVE -- 0.8%
Federal Mogul Corp., 7.5s, 2004 ........  $         5,572        $         5,251,710
Federal Mogul Corp., 7.75s, 2006 .......            3,469                  3,321,602
Ford Motor Co., 8.9s, 2032 .............            2,140                  2,504,720
Ford Motor Credit Co., 5.8s, 2009 ......            2,300                  2,101,970
General Motors Corp., 6.75s, 2028 ......            1,498                  1,368,378
TRW, Inc., 7.125s, 2009 ................            1,869                  1,815,173
                                                                 -------------------
                                                                 $        16,363,553
                                                                 -------------------
BANKS AND CREDIT COMPANIES -- 1.0%
Aristar, Inc., 5.85s, 2004 .............  $         2,937        $         2,839,110
Aristar, Inc., 7.25s, 2006 .............            2,787                  2,805,087
Beaver Valley Funding Corp. II, 9s,
  2017 .................................            5,221                  5,729,003
Capital One Financial Corp., 7.25s,
  2003 .................................            1,500                  1,487,220
Colonial Capital II, 8.92s, 2027 .......            1,115                  1,050,408
Midland Funding Corp. II, "A", 11.75s,
  2005 .................................            1,125                  1,289,610

                                          Principal Amount
Issuer                                     (000 Omitted)           Value
U.S. BONDS -- continued
BANKS AND CREDIT COMPANIES -- continued
Providian National Bank, 6.65s, 2004 ...  $       1,704      $       1,647,308
Riggs National Corp., 8.5s, 2006 .......          1,000              1,042,470
Riggs National Corp., 9.65s, 2009 ......            850                905,990
Washington Mutual Capital I, 8.375s,
  2027 .................................          1,750              1,768,410
                                                             -----------------
                                                             $      20,564,616
                                                             -----------------
CONSTRUCTION SERVICES -- 0.3%
Georgia Pacific Corp., 9.875s, 2021 ....  $       2,825      $       3,050,124
Georgia Pacific Corp., 9.5s, 2022 ......          2,240              2,474,976
                                                             -----------------
                                                             $       5,525,100
                                                             -----------------
CONSUMER GOODS AND SERVICES -- 0.4%
Hilfiger (Tommy) USA, Inc., 6.5s,
  2003 .................................  $       2,370      $       2,311,817
Hilfiger (Tommy) USA, Inc., 6.85s,
  2008 .................................          1,795              1,685,721
Protection One Alarm Monitoring, 7.375s,
  2005 .................................          3,820              3,702,917
                                                             -----------------
                                                             $       7,700,455
                                                             -----------------
CORPORATE ASSET BACKED -- 2.6%
Banamex Credit Card Merchant Voucher,
  6.25s, 2003## ........................  $       1,827      $       1,820,588
BCF LLC, 7.75s, 2026## .................            859                690,776
Beneficial Home Equity Loan Trust,
  5.038s, 2037 .........................          7,029              7,002,568
Contimorgage Home Equity, 6.13s,
  2013 .................................          5,000              4,979,650
Continental Airlines Pass-Through Trust,
  Inc., 6.648s, 2017 ...................          6,310              6,031,255
Continental Airlines Pass-Through Trust,
  Inc., 7.256s, 2020 ...................          1,900              1,913,395
Continental Airlines, Inc., 9.5s,
  2013 .................................            791                839,031
Continental Airlines, Inc., 10.22s,
  2014 .................................          2,650              2,871,317
Criimi Mae Commercial Mortgage Trust,
  7s, 2011 .............................          1,630              1,434,209
Ford Credit Auto Owner Trust, 5.8s,
  2000 .................................          1,825              1,826,339
Merrill Lynch Mortgage Investors, Inc.,
  8.372s, 2022+ ........................            514                478,823
Northwest Airlines Pass Through Trust,
  7.575s, 2019 .........................          2,218              2,175,991
Residential Accredit Loans, Inc., 6.75s,
  2028 .................................          6,300              6,126,750
Residential Accredit Loans, Inc., 7s,
  2028 .................................          3,000              2,970,000
Time Warner Pass-Through Asset Trust,
  6.1s, 2001## .........................         11,251             11,203,633
                                                             -----------------
                                                             $      52,364,325
                                                             -----------------
ENTERTAINMENT -- 1.0%
Hearst Argyle Television, Inc., 7.5s,
  2027 .................................  $       4,364      $       4,102,553
News America Holdings, Inc., 6.703s,
  2004 .................................          3,822              3,743,573
Time Warner, Inc., 10.15s, 2012 ........          2,615              3,215,875
Time Warner, Inc., 8.375s, 2023 ........          7,233              7,834,568
Time Warner, Inc., 9.15s, 2023 .........            500                573,405
                                                             -----------------
                                                             $      19,469,974
                                                             -----------------
FINANCE -- 0.6%
Countrywide Funding Corp., 6.25s,
  2009 .................................  $       1,885      $       1,735,199
Green Tree Financial Corp., 10.25s,
  2002 .................................          2,749              2,888,512

32-TRS

                                          Principal Amount
Issuer                                     (000 Omitted)           Value
U.S. BONDS -- continued
FINANCE -- continued
Merrill Lynch & Company, Inc., 6.07s,
  2004 .................................  $       8,179      $       7,946,226
                                                             -----------------
                                                             $      12,569,937
                                                             -----------------
FINANCIAL INSTITUTIONS -- 3.4%
Ahold Finance, Inc., 6.25s, 2009 .......  $       4,211      $       3,966,257
Associates Corp., 5.75s, 2003 ..........          6,020              5,855,534
Associates Corp., 5.5s, 2004 ...........          7,749              7,383,402
AT&T Capital Corp., 6.25s, 2001 ........          6,896              6,817,730
Finova Capital Corp., 6.125s, 2004 .....          2,537              2,469,085
First Empire Capital Trust I, 8.234s,
  2027 .................................          2,120              2,042,917
General Motors Acceptance Corp., 5.95s,
  2003 .................................          3,432              3,356,643
General Motors Acceptance Corp., 6.15s,
  2007 .................................          3,221              3,067,133
Goldman Sachs Group LP, 5.9s, 2003 .....          3,400              3,321,392
GS Escrow Corp., 6.75s, 2001 ...........          6,836              6,752,355
GS Escrow Corp., 7.125s, 2005 ..........          8,719              8,397,556
Household Finance Corp., 5.875s,
  2004 .................................          4,235              4,075,383
Providian National Bank, 6.7s, 2003 ....          2,500              2,442,275
Salton Sea Funding Corp., 7.37s,
  2005 .................................          1,236              1,233,807
Salton Sea Funding Corp., 7.84s,
  2010 .................................          2,325              2,427,742
Salton Sea Funding Corp., 8.3s, 2011 ...            726                739,570
Sunamerica Institutional, 5.75s,
  2009 .................................          2,804              2,592,466
United Cos. Financial Corp., 7.7s,
  2004 .................................            850                195,500
                                                             -----------------
                                                             $      67,136,747
                                                             -----------------
FOOD AND BEVERAGE PRODUCTS -- 0.6%
Nabisco, Inc., 6.375s, 2035 ............  $       1,554      $       1,488,064
Seagram (Joseph E) & Sons, Inc., 5.79s,
  2001 .................................          3,668              3,600,655
Seagram (Joseph E) & Sons, Inc., 6.4s,
  2003 .................................          5,950              5,821,599
                                                             -----------------
                                                             $      10,910,318
                                                             -----------------
FOREST AND PAPER PRODUCTS -- 0.1%
Georgia Pacific Corp., 7.25s, 2028 .....  $       2,851      $       2,670,247
                                                             -----------------
INDUSTRIAL
Lowes Cos., Inc., 6.875s, 2028 .........  $         850      $         793,900
                                                             -----------------
INSURANCE -- 0.9%
Aflac, Inc., 6.5s, 2009 ................  $       9,429      $       9,051,746
Atlantic Mutual Insurance Co., 8.15s,
  2028 .................................          3,331              2,888,777
Conseco, Inc., 6.4s, 2001 ..............          2,875              2,809,421
Providian Capital I, 9.525s, 2027 ......          2,706              2,566,749
                                                             -----------------
                                                             $      17,316,693
                                                             -----------------
MEDICAL AND HEALTH PRODUCTS -- 0.1%
Bausch & Lomb, Inc., 6.5s, 2005 ........  $       1,560      $       1,477,008
Merck & Company, Inc., 5.95s, 2028 .....          1,135                997,937
                                                             -----------------
                                                             $       2,474,945
                                                             -----------------
OIL SERVICES -- 0.3%
McDermott, Inc., 9.375s, 2002 ..........  $       4,780      $       4,977,940
Ultramar Diamond Shamrock Corp., 7.2s,
  2017 .................................          1,680              1,584,878
                                                             -----------------
                                                             $       6,562,818
                                                             -----------------
                                          Principal Amount
Issuer                                     (000 Omitted)           Value
U.S. BONDS -- continued
OILS -- 0.5%
Husky Oil Ltd., 8.9s, 2028 .............  $       2,768      $       2,610,141
Lasmo USA, Inc., 7.125s, 2003 ..........            801                793,286
Occidental Petroleum Corp., 10.125s,
  2001 .................................          2,760              2,960,707
Oryx Energy Corp., 8.375s, 2004 ........          2,645              2,773,336
Seagull Energy Corp., 7.5s, 2027 .......          1,347              1,137,690
                                                             -----------------
                                                             $      10,275,160
                                                             -----------------
RAILROADS
Union Pacific Corp., 6.34s, 2003 .......  $         620      $         610,514
                                                             -----------------
RESTAURANTS AND LODGING -- 0.1%
Circus Circus Enterprises, Inc., 6.7s,
  2096 .................................  $       1,700      $       1,615,238
                                                             -----------------
STORES -- 1.5%
Dillards, Inc., 7.13s, 2018 ............  $       1,560      $       1,444,809
Federated Department Stores, Inc., 8.5s,
  2003 .................................          6,159              6,520,472
Federated Department Stores, Inc., 6.3s,
  2009 .................................          3,815              3,574,998
Rite Aid Corp., 6.5s, 2003 .............          3,240              3,082,763
Saks, Inc., 7.25s, 2004 ................          2,449              2,454,150
Saks, Inc., 8.25s, 2008 ................         11,552             12,145,080
                                                             -----------------
                                                             $      29,222,272
                                                             -----------------
TELECOMMUNICATIONS -- 1.8%
Cable & Wireless Communication, 6.625s,
  2005 .................................  $       4,035      $       3,968,301
Lear Corp., 7.96s, 2005 ................          2,776              2,692,665
Qwest Communications International,
  Inc., 7.5s, 2008 .....................          4,026              4,025,517
Sprint Capital Corp., 5.875s, 2004 .....          2,810              2,692,907
Sprint Capital Corp., 6.375s, 2009 .....          3,040              2,854,347
Sprint Capital Corp., 6.9s, 2019 .......          8,123              7,521,736
TCI Communications Financing III, 9.65s,
  2027 .................................          4,505              5,097,948
Telecomunicaciones De Puerto, 6.65s,
  2006 .................................          1,716              1,656,506
WorldCom, Inc., 8.875s, 2006 ...........          1,600              1,703,392
WorldCom, Inc., 6.95s, 2028 ............          3,300              3,128,235
                                                             -----------------
                                                             $      35,341,554
                                                             -----------------
TRANSPORTATION
Amerco, 7.2s, 2002 .....................  $         782      $         770,434
                                                             -----------------
U.S. FEDERAL AGENCIES -- 3.2%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 1.8%
FNMA, 5.722s, 2009 .....................  $       5,090      $       4,701,887
FNMA, 6.5s, 2027 - 2029 ................         12,156             11,726,296
FNMA, 7s, 2029 .........................         18,652             18,436,443
                                                             -----------------
                                                             $      34,864,626
                                                             -----------------
FEDERAL HOME LOAN BANK -- 1.4%
Federal Home Loan Bank, 5.7s, 2009 .....  $       6,620      $       6,212,456
Federal Home Loan Bank, 6.5s, 2029 .....         22,845             22,052,313
                                                             -----------------
                                                             $      28,264,769
                                                             -----------------
    Total U.S. Federal Agencies ..........................   $      63,129,395
                                                             -----------------

                                                                          33-TRS

                                          Principal Amount
Issuer                                     (000 Omitted)           Value
U.S. BONDS -- continued
U.S. GOVERNMENT GUARANTEED -- 12.5%

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.1%
GNMA, 6.5s, 2028 - 2029 ................  $      20,927      $      20,122,759
GNMA, 7s, 2027 - 2028 ..................         16,856             16,629,680
GNMA, 7.5s, 2024 - 2028 ................         35,638             35,972,386
GNMA, 8s, 2025 - 2027 ..................          9,289              9,518,842
                                                             -----------------
                                                             $      82,243,667
                                                             -----------------
U.S. TREASURY OBLIGATIONS -- 8.4%
U.S. Treasury Bonds, 5.25s, 2028 .......  $       3,076      $       2,726,597
U.S. Treasury Bonds, 5.5s, 2028 ........          2,768              2,534,436
U.S. Treasury Bonds, 6.125s, 2027 ......          4,132              4,104,233
U.S. Treasury Bonds, 9.875s, 2015 ......         71,456             97,515,289
U.S. Treasury Bonds, 12.375s, 2004 .....          1,900              2,417,161
U.S. Treasury Notes, 5.25s, 2001 .......         46,000             45,784,260
U.S. Treasury Notes, 6.5s, 2005 ........         12,785             13,178,522
                                                             -----------------
                                                             $     168,260,498
                                                             -----------------
    Total U.S. Government Guaranteed .....................   $     250,504,165
                                                             -----------------
UTILITIES -- ELECTRIC -- 3.1%
CalEnergy Co., Inc., 7.23s, 2005 .......  $           5      $           4,961
CalEnergy Co., Inc., 7.52s, 2008 .......             10                 10,047
CalEnergy Co., Inc., 8.48s, 2028 .......          3,388              3,615,606
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ..........................          2,800              2,852,276
Cleveland Electric Illuminating Co., 9s,
  2023 .................................          2,325              2,513,720
CMS Energy Corp., 8s, 2001 .............          2,132              2,123,728
Comed Financing II, 8.5s, 2027## .......          1,500              1,502,055
Connecticut Light & Power Co., 8.59s,
  2003 .................................          3,000              3,169,530
Connecticut Light & Power Co., 7.875s,
  2024 .................................          2,500              2,608,950
Edison Mission Energy, 7.33s, 2008## ...            475                473,499
Edison Mission Energy, 7.73s, 2009 .....            923                934,445
El Paso Electric Co., 8.9s, 2006 .......          1,490              1,617,708
Entergy Mississippi, Inc., 6.2s,
  2004 .................................          2,436              2,367,086
GGIB Funding Corp., 7.43s, 2011 ........          1,701              1,658,192
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..........................          1,429              1,412,924
Long Island Lighting Co., 8.2s, 2023 ...          3,650              3,636,385
Midamerican Funding LLC, 5.85s, 2001 ...          2,810              2,791,308
Midamerican Funding LLC, 6.927s,
  2029 .................................          1,600              1,505,376
Midland Cogeneration Venture Corp.,
  10.33s, 2002 .........................            449                470,261
Niagara Mohawk Power Corp., 7.75s,
  2006 .................................          2,987              3,099,640
Niagara Mohawk Power Corp., 8.77s,
  2018 .................................          2,977              3,109,834
Niagara Mohawk Power Corp., 8.75s,
  2022 .................................          2,345              2,496,018
Niagara Mohawk Power Corp., 8.5s,
  2023 .................................          1,400              1,502,312
North Atlantic Energy, 9.05s, 2002 .....            848                871,846
Northeast Utilities, 8.58s, 2006 .......          1,002                996,924
PP&L, Inc., 6.125s, 2001 ...............          3,000              3,001,860
Seabrook Station, 7.83s, 2019 ..........          1,552              1,585,730
Toledo Edison Co., 9.5s, 2001 ..........            340                355,035
                                          Principal Amount
Issuer                                     (000 Omitted)           Value

U.S. BONDS -- continued
UTILITIES -- ELECTRIC -- continued
Toledo Edison Co., 7.875s, 2004 ........  $       2,350      $       2,389,597
Utilicorp United, Inc., 8.45s, 1999 ....          3,790              3,823,996
Waterford 3 Funding Energy Corp., 8.09s,
  2017 .................................          3,452              3,473,400
                                                             -----------------
                                                             $      61,974,249
                                                             -----------------
UTILITIES -- GAS -- 0.4%
Coastal Corp., 6.2s, 2004 ..............  $       4,446      $       4,345,298
Tennessee Gas Pipeline Co., 7.625s,
  2037 .................................          1,382              1,373,100
Texas Gas Transmission Corp., 7.25s,
  2027 .................................          1,700              1,606,925
                                                             -----------------
                                                             $       7,325,323
                                                             -----------------
    Total U.S. Bonds .....................................   $     721,235,625
                                                             -----------------
FOREIGN BONDS -- 0.3%

CANADA -- 0.1%
Gulf Canada Resources Ltd., 9.25s, 2004
  (Oils) ...............................  $       2,445      $       2,469,328
                                                             -----------------
FINLAND -- 0.1%
UPM Kymmene Corp., 7.45s, 2027 (Forest
  and Paper Products)## ................  $       2,000      $       1,885,240
                                                             -----------------
NORWAY -- 0.1%
Union Bank Norway (Banks and Credit
  Cos.), 7.35s, 2049## .................  $         727      $         721,787
                                                             -----------------
    Total Foreign Bonds ..................................   $       5,076,355
                                                             -----------------
    Total Bonds (Identified Cost, $743,958,704) ..........   $     726,311,980
                                                             -----------------
CONVERTIBLE PREFERRED
 STOCKS -- 1.9%
                                                 Shares
CONSUMER GOODS AND SERVICES -- 0.7%
Newell Financial Trust I, 5.25% ........        100,000      $       5,606,250
Newell Financial Trust I, 5.25%*## .....        144,200              8,084,213
                                                             -----------------
                                                             $      13,690,463
                                                             -----------------
CONTAINERS -- 0.1%
Owens Illinois, Inc., 4.75% ............         39,600      $       1,732,500
                                                             -----------------
INSURANCE -- 0.4%
Lincoln National Corp., 7.75% ..........        322,000      $       8,754,375
                                                             -----------------
OILS -- 0.1%
Apache Corp., 6.5%* ....................         34,650      $       1,266,111
                                                             -----------------
UTILITIES -- ELECTRIC -- 0.3%
Texas Utilities Co., 9.25% .............        112,000      $       6,160,000
                                                             -----------------
UTILITIES -- GAS -- 0.3%
El Paso Energy Capital Trust I,
  4.75% ................................        106,500      $       5,271,750
                                                             -----------------
    Total Convertible Preferred Stocks (Identified Cost,
      $34,729,947) .......................................   $      36,875,199
                                                             -----------------
PREFERRED STOCKS -- 0.6%
BANKS AND CREDIT COMPANIES -- 0.1%
NB Capital Corp., 8.35% ................         68,000      $       1,708,500
                                                             -----------------
RAILROADS -- 0.5%
Union Pacific Capital Trust, 6.25% .....        180,700      $       9,306,050
                                                             -----------------
UTILITIES -- GAS
El Paso Tennessee Pipeline Co.,
  8.25% ................................         16,000      $         868,000
                                                             -----------------
    Total Preferred Stocks (Identified Cost,
      $11,213,224) .......................................   $      11,882,550
                                                             -----------------

34-TRS

                                          Principal Amount
Issuer                                     (000 Omitted)           Value
CONVERTIBLE BONDS -- 1.4%
BUSINESS MACHINES -- 0.5%
Xerox Corp., 0s, 2018 ..................  $       7,480      $       4,731,100
Xerox Corp., 0s, 2018## ................          7,250              4,495,000
                                                             -----------------
                                                             $       9,226,100
                                                             -----------------
CONGLOMERATES -- 0.2%
Loews Corp., 3.125s, 2007 ..............  $       4,000      $       3,215,000
                                                             -----------------
FINANCIAL SERVICES -- 0.7%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## ........................  $      12,940      $      13,231,150
                                                             -----------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 0.1%
HealthSouth Corp., 3.25s, 2003 .........  $       3,180      $       2,663,250
                                                             -----------------
    Total Convertible Bonds (Identified Cost,
      $28,987,459) .......................................   $      28,335,500
                                                             -----------------
SHORT-TERM OBLIGATIONS -- 3.6%
AT&T Corp., due 7/01/99 ................  $      23,500      $      23,500,000
Federal Home Loan Mortgage Corp., due
  7/14/99 - 7/19/99 ....................         48,400             48,300,722
                                                             -----------------
    Total Short-Term Obligations, at Amortized Cost ......   $      71,800,722
                                                             -----------------
    Total Investments
      (Identified Cost, $1,827,177,344) ..................   $   1,981,996,957
                                                             -----------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.7%                                           14,665,463
                                                             -----------------
    Net Assets -- 100.0% .................................   $   1,996,662,420
                                                             -----------------
                                                             -----------------

          See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited)  -- June 30, 1999
UTILITIES SERIES

STOCKS -- 80.7%

Issuer                                         Shares              Value
U.S. STOCKS -- 64.2%

CONGLOMERATES -- 1.0%
Eastern Enterprises ....................          76,300      $     3,032,925
                                                              ---------------
ENTERTAINMENT -- 3.0%
Comcast Corp., "A" .....................          68,700      $     2,640,656
MediaOne Group, Inc.* ..................          45,300            3,369,188
Time Warner, Inc. ......................          36,300            2,668,050
                                                              ---------------
                                                              $     8,677,894
                                                              ---------------
INTERNET
Ask Jeeves, Inc. .......................             200      $         2,800
Phone.Com, Inc.* .......................             400               22,400
                                                              ---------------
                                                              $        25,200
                                                              ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.6%
Camden Property Trust ..................          43,700      $     1,212,675
CarrAmerica Realty Corp. ...............          45,800            1,145,000
Equity Residential Properties Trust ....          29,100            1,311,319
Kilroy Realty Corp. ....................          31,800              775,125
Mack-Cali Realty Corp. .................          34,800            1,076,625
SL Green Realty Corp. ..................          47,300              966,694
TriNet Corporate Realty Trust, Inc. ....          42,600            1,179,487
                                                              ---------------
                                                              $     7,666,925
                                                              ---------------
SPECIAL PRODUCTS AND SERVICES -- 2.0%
Azurix Corp. ...........................          61,700      $     1,234,000
MCN Energy Group, Inc. .................         165,500            3,434,125
USEC, Inc. .............................          83,200            1,237,600
                                                              ---------------
                                                              $     5,905,725
                                                              ---------------
TELECOMMUNICATIONS -- 20.6%
Alltel Corp. ...........................          23,800      $     1,701,700
Ameritech Corp. ........................           9,500              698,250
Bell Atlantic Corp. ....................         100,456            6,567,311
CenturyTel, Inc. .......................         120,400            4,785,900
Cincinnati Bell, Inc. ..................         199,900            4,985,006
GTE Corp. ..............................         113,400            8,590,050
Intermedia Communications, Inc.* .......         209,100            6,273,000
MCI WorldCom, Inc.* ....................          73,866            6,357,093
Motorola, Inc. .........................          15,800            1,497,050
NEXTEL Communications, Inc.* ...........          59,400            2,981,137
Nortel Networks Corp. ..................          34,700            3,012,394
NTL, Inc.* .............................           4,700              405,081
PSINet, Inc.* ..........................           1,900               83,125
Qwest Communications International,
  Inc.* ................................          38,700            1,279,519
SBC Communications, Inc. ...............         138,900            8,056,200
Sprint Corp. ...........................          33,900            1,790,344
Viatel, Inc.* ..........................           2,600              145,925
Winstar Communications, Inc.* ..........          19,100              931,125
                                                              ---------------
                                                              $    60,140,210
                                                              ---------------
UTILITIES -- ELECTRIC -- 20.6%
AES Corp.* .............................          45,900      $     2,667,938
Allegheny Energy, Inc. .................          47,300            1,516,556
Atmos Energy Corp. .....................         142,100            3,552,500
BEC Energy .............................         100,600            4,149,750
Calpine Corp. ..........................          30,400            1,641,600
Cinergy Corp. ..........................           4,600              147,200
CMS Energy Corp. .......................         126,100            5,280,437
CMS Energy Corp., "G" ..................          55,300            1,299,550
DQE, Inc. ..............................         105,400            4,229,175
Duke Energy Corp. ......................         135,900            7,389,562
El Paso Electric Co.* ..................         147,800            1,320,963
FirstEnergy Corp. ......................         103,200            3,199,200
Midamerica Energy Holdings Co. .........         130,700            4,525,487

                                                                          35-UTS

Issuer                                         Shares              Value
U.S. STOCKS -- continued
UTILITIES -- ELECTRIC -- continued
Niagara Mohawk Holdings, Inc. ..........          48,300      $       775,819
NiSource, Inc. .........................          90,500            2,336,031
Peco Energy Co. ........................          52,700            2,206,813
Pinnacle West Capital Corp. ............          86,700            3,489,675
Public Service Co. of New Mexico .......          56,100            1,114,988
Sierra Pacific Resources ...............          82,500            3,000,937
Texas Utilities Co. ....................         109,700            4,525,125
Unicom Corp. ...........................          50,400            1,943,550
                                                              ---------------
                                                              $    60,312,856
                                                              ---------------
UTILITIES -- GAS -- 11.9%
Coastal Corp. ..........................         138,500      $     5,540,000
Columbia Energy Group ..................         106,850            6,698,159
Connecticut Energy Group ...............          24,300              937,069
Consolidated Natural Gas Co. ...........          22,100            1,342,575
El Paso Energy Corp. ...................          85,300            3,001,494
Energen Corp. ..........................          71,100            1,324,238
Enron Corp. ............................          24,200            1,978,350
KN Energy, Inc. ........................         128,100            1,713,337
National Fuel Gas Co. ..................          55,400            2,686,900
NICOR, Inc. ............................          49,000            1,865,062
NUI Corp. ..............................          29,100              727,500
ONEOK, Inc. ............................          21,100              669,925
Sonat, Inc. ............................          17,900              592,938
Washington Gas Light Co. ...............          30,800              800,800
Williams Cos., Inc. ....................         116,000            4,937,250
                                                              ---------------
                                                              $    34,815,597
                                                              ---------------
UTILITIES -- TELEPHONE -- 2.5%
Frontier Corp. .........................         121,200      $     7,150,800
                                                              ---------------
    Total U.S. Stocks .....................................   $   187,728,132
                                                              ---------------
FOREIGN STOCKS -- 16.5%

ARGENTINA -- 0.5%
Telefonica de Argentina, ADR (Utilities
  -- Telephone) ........................          44,200      $     1,386,775
                                                              ---------------
AUSTRALIA -- 0.2%
Cable & Wireless Optus
  (Telecommunications)* ................         290,600      $       660,578
                                                              ---------------
BRAZIL -- 0.8%
Celular CRT Participacoes, Preferred
  (Telecommunications) .................           1,556      $       208,359
Companhia Electricas est Rio de Janeiro
  (Utilities -- Electric)* .............       2,520,100              612,228
Companhia Energetica do Ceara,
  Preferred, "A" (Utilities --
  Electric) ............................         187,700              509,017
Companhia Riogrand Telecomunicacoes,
  Preferred, "A" (Utilities --
  Telephone) ...........................           1,556              377,596
Espirito Santo Centrais Eletricas S.A.
  (Utilities -- Electric) ..............           5,400              198,366
Espirito Santo Centrais Eletricas S.A.,
  Preferred, "B" (Utilities --
  Electric) ............................             986              378,687
                                                              ---------------
                                                              $     2,284,253
                                                              ---------------
CANADA -- 0.9%
AT & T Canada, Inc.
  (Telecommunications) .................           7,800      $       499,688
BCE, Inc. (Telecommunications) .........          42,500            2,095,781
                                                              ---------------
                                                              $     2,595,469
                                                              ---------------
Issuer                                         Shares              Value

FOREIGN STOCKS -- continued
CHILE -- 0.5%
Chilectra S.A., ADR (Utilities --
  Electric) ............................          68,500      $     1,447,062
                                                              ---------------
FINLAND -- 0.4%
Helsingin Puhelin Oyj
  (Telecommunications) .................          18,800      $       891,176
Telephone Cooperative HPY
  (Telecommunications) .................             155              400,277
                                                              ---------------
                                                              $     1,291,453
                                                              ---------------
GERMANY -- 2.1%
Mannesmann AG (Conglomerate) ...........          33,800      $     5,050,479
VEBA AG (Oil and Gas) ..................          20,400            1,198,265
                                                              ---------------
                                                              $     6,248,744
                                                              ---------------
GREECE -- 0.9%
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......         109,699      $     2,348,978
STET Hellas Telecommunications S.A., ADR
  (Telecommunications)* ................          16,200              362,475
                                                              ---------------
                                                              $     2,711,453
                                                              ---------------
HUNGARY -- 1.0%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ................         101,400      $     2,788,500
                                                              ---------------
ITALY -- 1.8%
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................         435,500      $     2,598,451
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications)* .........          87,100              320,431
Telecom Italia S.p.A.
  (Telecommunications) .................         220,700            2,292,507
                                                              ---------------
                                                              $     5,211,389
                                                              ---------------
JAPAN -- 1.0%
Nippon Telephone & Telegraph Co.
  (Utilities -- Telephone) .............             125      $     1,457,575
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................              22              298,379
NTT Mobile Communications Network, Inc.
  (Telecommunications)* ................              88            1,178,962
                                                              ---------------
                                                              $     2,934,916
                                                              ---------------
NETHERLANDS -- 1.2%
Equant N.V. (Computer Software --
  Services)* ...........................          30,900      $     2,908,463
Koninklijke KPN N.V.
  (Telecommunications) .................          10,500              492,321
United Pan -- Europe Com
  (Telecommunications)* ................           1,900              102,988
                                                              ---------------
                                                              $     3,503,772
                                                              ---------------
PORTUGAL -- 0.2%
Telecel -- Comunicacoes Pessoais S.A.
  (Telecommunications) .................           4,800      $       618,300
                                                              ---------------
SPAIN -- 2.9%
Telefonica de Espana S.A., ADR
  (Telecommunications) .................          32,063      $     4,717,269
Telefonica Publicidad e Informacion S.A.
  (Utilities -- Telephone) .............          27,200              542,372
Union Electrica Fenosa S.A. (Utilities
  -- Electric) .........................         236,000            3,083,750
                                                              ---------------
                                                              $     8,343,391
                                                              ---------------

36-UTS

Issuer                                         Shares              Value
FOREIGN STOCKS -- continued
UNITED KINGDOM -- 2.1%
British Telecommunications PLC
  (Telecommunications) .................          90,700      $     1,518,056
Cable & Wireless Communications PLC
  (Telecommunications) .................          23,200              223,035
Colt Telecom Group PLC
  (Telecommunications)* ................          14,400            1,243,800
Orange PLC (Telecommunications) ........         185,400            2,720,292
Vodafone Group PLC
  (Telecommunications) .................           2,950              581,150
                                                              ---------------
                                                              $     6,286,333
                                                              ---------------
    Total Foreign Stocks ..................................   $    48,312,388
                                                              ---------------
    Total Stocks (Identified Cost, $218,645,157) ..........   $   236,040,520
                                                              ---------------
BONDS -- 6.1%
                                          Principal Amount
                                            (000 Omitted)
U.S. BONDS -- 5.8%
BANKS AND CREDIT COMPANIES -- 0.3%
Beaver Valley Funding Corp. II, 9s,
  2017 .................................      $      250      $       274,325
Midland Funding Corp., 10.33s, 2002 ....             537              562,629
                                                              ---------------
                                                              $       836,954
                                                              ---------------
CONSTRUCTION SERVICES -- 0.2%
Georgia Pacific Corp., 9.5s, 2022 ......      $      500      $       552,450
                                                              ---------------
OILS -- 0.2%
Oryx Energy Corp., 8.375s, 2004 ........      $      500      $       524,260
                                                              ---------------
TELECOMMUNICATIONS -- 0.6%
Intermedia Communications, Inc., 0s,
  2009 .................................      $    3,075      $     1,745,062
Telecomunicaciones De Puerto, 6.65s,
  2006 .................................              72               69,504
                                                              ---------------
                                                              $     1,814,566
                                                              ---------------
U.S. FEDERAL AGENCIES -- 0.1%
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 0.1%
FNMA, 7s, 2029 .........................      $      418      $       412,748
                                                              ---------------
U.S. GOVERNMENT GUARANTEED -- 2.2%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.8%
GNMA, 6.5s, 2029 .......................      $      148      $       142,564
GNMA, 7s, 2027 - 2028 ..................             414              407,998
GNMA, 7.5s, 2025 - 2028 ................           1,554            1,568,069
GNMA, 8s, 2025 - 2026 ..................             300              307,191
                                                              ---------------
                                                              $     2,425,822
                                                              ---------------
U.S. TREASURY OBLIGATIONS -- 1.4%
U.S. Treasury Bonds, 5.25s, 2028 .......      $      200      $       177,282
U.S. Treasury Bonds, 5.5s, 2028 ........             600              549,372
U.S. Treasury Notes, 5s, 2001 ..........             775              768,459
U.S. Treasury Notes, 5.5s, 2009 ........           2,500            2,442,175
U.S. Treasury Notes, 5.625s, 2008 ......             100               97,953
                                                              ---------------
                                                              $     4,035,241
                                                              ---------------
    Total U.S. Government Guaranteed ......................   $     6,461,063
                                                              ---------------

                                          Principal Amount
Issuer                                     (000 Omitted)           Value
U.S. BONDS -- continued
UTILITIES -- ELECTRIC -- 1.6%
AEP Generating, 9.82s, 2022 ............  $         596      $         731,719
CMS Energy Corp., 6.75s, 2004 ..........            500                478,335
CMS Panhandle Holding Co., 6.5s,
  2009 .................................            300                285,000
Connecticut Light & Power Co., 8.59s,
  2003 .................................            250                264,128
Edison Mission Energy, 7.73s, 2009 .....             25                 25,310
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..........................            513                507,229
Midamerican Funding LLC, 5.85s, 2001 ...            555                551,308
Midamerican Funding LLC, 6.927s,
  2029 .................................            280                263,441
Salton Sea Funding Corp., 6.69s,
  2000 .................................            108                108,562
Salton Sea Funding Corp., 7.84s,
  2010 .................................            500                522,095
Seabrook Station, 7.83s, 2019 ..........            345                352,384
TXU Eastern Funding Co., 6.75s, 2009 ...            362                341,999
Utilicorp United, Inc., 8.45s, 1999 ....            100                100,897
                                                             -----------------
                                                             $       4,532,407
                                                             -----------------
UTILITIES -- GAS -- 0.6%
CE Generation LLC, 7.416s, 2018 ........  $         140      $         133,798
Columbia Gas Systems, Inc., 6.39s,
  2000 .................................            195                195,212
Coastal Corp., 6.375s, 2009 ............            700                660,702
El Paso Energy Corp., 6.75s, 2009 ......            904                868,292
                                                             -----------------
                                                             $       1,858,004
                                                             -----------------
    Total U.S. Bonds .....................................   $      16,992,452
                                                             -----------------
FOREIGN BONDS -- 0.3%
CANADA -- 0.1%
Gulf Canada Resources Ltd., 9.25s, 2004
  (Oils) ...............................  $         250      $         252,488
                                                             -----------------
CHILE -- 0.2%
Empresa Electric Guacolda S.A., 7.6s,
  2001 (Utilities -- Electric)## .......  $         750      $         712,522
                                                             -----------------
    Total Foreign Bonds ..................................   $         965,010
                                                             -----------------
    Total Bonds (Identified Cost, $18,359,591) ...........   $      17,957,462
                                                             -----------------
CONVERTIBLE PREFERRED
 STOCKS -- 1.8%
                                             Shares
TELECOMMUNICATIONS -- 1.4%
Global Telesystems Group, Inc.,
  7.25%## ..............................         22,900      $       1,508,537
PSINet, Inc., 6.75% ....................         24,000              1,158,000
UnitedGlobalCom, 7.00% .................         30,100              1,516,237
                                                             -----------------
                                                             $       4,182,824
                                                             -----------------
UTILITIES -- GAS -- 0.4%
KN Energy, Inc., 8.25% .................         40,900      $       1,058,288
                                                             -----------------
    Total Convertible Preferred Stocks (Identified Cost,
      $5,618,662) ........................................   $       5,241,112
                                                             -----------------

                                                                          37-UTS

                                          Principal Amount
Issuer                                     (000 Omitted)           Value
CONVERTIBLE BONDS -- 3.2%
U.S. CONVERTIBLE BONDS -- 2.7%

FINANCIAL INSTITUTIONS -- 1.7%
ADT Operations, Inc., 0s, 2010 .........  $       2,033      $       5,082,500
                                                             -----------------
FINANCIAL SERVICES -- 0.5%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## ........................  $       1,380      $       1,411,050
                                                             -----------------
TELECOMMUNICATIONS -- 0.5%
Global Telesystems Group, Inc., 5.75s,
  2010 .................................  $         960      $       1,516,800
                                                             -----------------
    Total U.S. Convertible Bonds .........................   $       8,010,350
                                                             -----------------
FOREIGN CONVERTIBLE BONDS -- 0.5%

MEXICO -- 0.2%
Telefonos de Mexico S.A., 4.25s, 2004
  (Utilities -- Telephone) .............  $         630      $         651,262
                                                             -----------------
UNITED KINGDOM -- 0.3%
TeleWest Communications PLC, 5.25s, 2007
  (Telecommunications) .................  $         480      $         781,444
                                                             -----------------
    Total Foreign Convertible Bonds ......................   $       1,432,706
                                                             -----------------
    Total Convertible Bonds (Identified Cost,
      $7,427,150) ........................................   $       9,443,056
                                                             -----------------

                                          Principal Amount
Issuer                                     (000 Omitted)           Value

SHORT-TERM OBLIGATIONS -- 7.1%
AT&T Corp., due 7/01/99 ................  $      11,400      $      11,400,000
Federal Home Loan Mortgage Corp., due
  7/19/99 ..............................          9,400              9,377,158
                                                             -----------------
    Total Short-Term Obligations, at Amortized Cost ......   $      20,777,158
                                                             -----------------
OTHER SHORT-TERM
 OBLIGATIONS -- 11.1%
                                             Shares
Navigator  Securities  Lending  Prime
  Portfolio (Identified Cost
    $32,512,811) .......................     32,512,811      $      32,512,811
                                                             -----------------
    Total Investments (Identified Cost, $303,340,529) ....   $     321,972,119
                                                             -----------------
OTHER ASSETS,
 LESS LIABILITIES-- (10.1)%                                        (29,453,075)
                                                             -----------------
    Net Assets -- 100.0% .................................   $     292,519,044
                                                             -----------------
                                                             -----------------

          See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
------------------------------------
  *  Non-income producing security.
 **  Non-income producing security -- in default.
 ##  SEC Rule 144A restriction.
  +  Restricted security.

38-UTS

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (Unaudited)  -- June 30, 1999

                                   Capital         Emerging        Global       Managed
Assets:                          Appreciation       Growth         Growth       Sectors
Investments --                      Series          Series         Series        Series
                                --------------  --------------  ------------  ------------
    Unaffiliated issuers, at
      cost....................  $1,240,803,550  $  743,285,650  $273,764,239  $379,905,614
    Unrealized appreciation...     528,658,671     241,767,469    61,343,918    59,218,664
                                --------------  --------------  ------------  ------------
        Total investments, at
          value...............  $1,769,462,221  $  985,053,119  $335,108,157  $439,124,278
  Cash........................          51,788          48,754       125,858       470,059
  Foreign currency, at value
    (identified cost, $0, $0,
    $1,101,893 and $10,
    respectively).............              --              --     1,121,637             9
  Receivable for investments
    sold......................       8,139,181      14,628,038     5,248,688    18,978,008
  Receivable for Series shares
    sold......................         517,403       1,868,437        19,030       280,258
  Interest and dividends
    receivable................         439,398         203,463       493,170       145,678
  Other assets................          17,298           6,606         3,160         4,170
                                --------------  --------------  ------------  ------------
        Total assets..........  $1,778,627,289  $1,001,808,417  $342,119,700  $459,002,460
                                --------------  --------------  ------------  ------------
                                --------------  --------------  ------------  ------------
Liabilities:
  Payable for investments
    purchased.................  $    1,603,485  $   28,770,664  $  6,058,212  $ 50,943,821
  Payable for Series shares
    reacquired................         361,532           3,070        16,928        24,113
  Collateral for securities
    loaned, at value..........              --     106,151,586    34,292,749            --
  Payable to affiliates --
    Management fee............          34,452          16,495         7,395         8,076
    Administrative fee........             672             353           123           166
  Accrued expenses and other
    liabilities...............          59,525          62,913        44,130        38,648
                                --------------  --------------  ------------  ------------
        Total liabilities.....  $    2,059,666  $  135,005,081  $ 40,419,537  $ 51,014,824
                                --------------  --------------  ------------  ------------
          Net assets..........  $1,776,567,623  $  866,803,336  $301,700,163  $407,987,636
                                --------------  --------------  ------------  ------------
                                --------------  --------------  ------------  ------------
Net assets consist of:
  Paid-in capital.............  $1,148,124,582  $  545,925,126  $212,306,992  $278,559,681
  Unrealized appreciation on
    investments and
    translation of assets and
    liabilities in foreign
    currencies................     528,657,629     241,768,256    61,346,093    59,221,629
  Accumulated undistributed
    net realized gain on
    investments and foreign
    currency transactions.....     100,561,501      79,776,390    27,311,321    70,126,037
  Accumulated undistributed
    net investment income
    (loss)....................        (776,089)       (666,436)      735,757        80,289
                                --------------  --------------  ------------  ------------
          Total...............  $1,776,567,623  $  866,803,336  $301,700,163  $407,987,636
                                --------------  --------------  ------------  ------------
                                --------------  --------------  ------------  ------------
Shares of beneficial interest
  outstanding.................    40,199,250      33,774,682     17,706,087    12,458,142
                                --------------  --------------  ------------  ------------
                                --------------  --------------  ------------  ------------
Net asset value, offering
  price and redemption price
  per share
  (net assets  DIVIDED BY
  shares of beneficial
  interest outstanding).......      $44.19          $25.66         $17.04        $32.75
                                --------------  --------------  ------------  ------------
                                --------------  --------------  ------------  ------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (Unaudited)  -- June 30, 1999 -- continued

                                Massachusetts
                                  Investors                         Total
Assets:                             Trust          Research         Return       Utilities
Investments --                      Series          Series          Series         Series
                                --------------  --------------  --------------  ------------
    Unaffiliated issuers, at
      cost....................  $1,760,195,905  $  924,078,638  $1,827,177,344  $303,340,529
    Unrealized appreciation...     380,918,141     242,001,644     154,819,613    18,631,590
                                --------------  --------------  --------------  ------------
        Total investments, at
          value...............  $2,141,114,046  $1,166,080,282  $1,981,996,957  $321,972,119
  Cash........................         107,663           1,656          43,485       100,580
  Receivable for investments
    sold......................      16,221,286       9,685,179      10,273,204     9,070,172
  Receivable for Series shares
    sold......................         549,328          96,573       1,274,776       365,378
  Interest and dividends
    receivable................       1,766,395         473,774      11,590,468       856,415
  Other assets................          17,216           9,517          22,770         1,987
                                --------------  --------------  --------------  ------------
        Total assets..........  $2,159,775,934  $1,176,346,981  $2,005,201,660  $332,366,651
                                --------------  --------------  --------------  ------------
                                --------------  --------------  --------------  ------------
Liabilities:
  Payable for investments
    purchased.................  $   33,069,916  $   14,752,930  $    8,088,183  $  7,290,443
  Payable for Series shares
    reacquired................         194,885          26,607         355,285         1,094
  Collateral for securities
    loaned, at value..........              --      66,767,907              --    32,512,811
  Payable to affiliates --
    Management fee............          31,712          20,662          35,294         5,986
    Administrative fee........             789             440             846           120
  Accrued expenses and other
    liabilities...............          58,505          66,976          59,632        37,153
                                --------------  --------------  --------------  ------------
        Total liabilities.....  $   33,355,807  $   81,635,522  $    8,539,240  $ 39,847,607
                                --------------  --------------  --------------  ------------
          Net assets..........  $2,126,420,127  $1,094,711,459  $1,996,662,420  $292,519,044
                                --------------  --------------  --------------  ------------
                                --------------  --------------  --------------  ------------
Net assets consist of:
  Paid-in capital.............  $1,610,354,367  $  781,136,251  $1,731,646,903  $255,033,612
  Unrealized appreciation on
    investments and
    translation of assets and
    liabilities in foreign
    currencies................     380,886,098     241,998,096     154,810,606    18,613,774
  Accumulated undistributed
    net realized gain on
    investments and foreign
    currency transactions.....     127,538,401      70,971,732      78,364,220    15,927,700
  Accumulated undistributed
    net investment income.....       7,641,261         605,380      31,840,691     2,943,958
                                --------------  --------------  --------------  ------------
          Total...............  $2,126,420,127  $1,094,711,459  $1,996,662,420  $292,519,044
                                --------------  --------------  --------------  ------------
                                --------------  --------------  --------------  ------------
Shares of beneficial interest
  outstanding.................    56,690,248      45,127,008     104,287,359     17,594,053
                                --------------  --------------  --------------  ------------
                                --------------  --------------  --------------  ------------
Net asset value, offering
  price and redemption price
  per share
  (net assets  DIVIDED BY
  shares of beneficial
  interest outstanding).......      $37.51          $24.26          $19.15         $16.63
                                --------------  --------------  --------------  ------------
                                --------------  --------------  --------------  ------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS  (Unaudited)  -- Six Months Ended June 30, 1999

                                  Capital      Emerging      Global       Managed
Net investment income (loss):   Appreciation    Growth       Growth       Sectors
Income --                          Series       Series       Series        Series
                                ------------  -----------  -----------  ------------
    Interest..................  $  2,453,764  $ 1,486,752  $   385,169  $    861,836
    Dividends.................     3,161,307      837,377    1,978,149       756,722
    Foreign taxes withheld....       (18,183)     (15,578)    (191,531)      (16,792)
                                ------------  -----------  -----------  ------------
      Total investment
       income.................  $  5,596,888  $ 2,308,551  $ 2,171,787  $  1,601,766
                                ------------  -----------  -----------  ------------
  Expenses --
    Management fee............  $  6,051,860  $ 2,737,788  $ 1,267,142  $  1,393,556
    Trustees' compensation....        21,903        9,360        3,524         4,636
    Administrative fee........       118,051       58,360       21,119        28,489
    Custodian fee.............       152,034      114,614      123,091        72,695
    Auditing fees.............        14,654       15,404       21,249        14,529
    Legal fees................         1,236          543        1,289           674
    Printing..................        20,498       14,057      --              8,667
    Miscellaneous.............       --            28,108        5,116         3,780
                                ------------  -----------  -----------  ------------
      Total expenses..........  $  6,380,236  $ 2,978,234  $ 1,442,530  $  1,527,026
    Fees paid indirectly......        (7,259)      (3,247)      (5,155)       (5,549)
                                ------------  -----------  -----------  ------------
      Net expenses............  $  6,372,977  $ 2,974,987  $ 1,437,375  $  1,521,477
                                ------------  -----------  -----------  ------------
        Net investment income
        (loss)................  $   (776,089) $  (666,436) $   734,412  $     80,289
                                ------------  -----------  -----------  ------------
Realized and unrealized gain
  (loss) on investments:
  Realized gain (loss)
    (identified cost basis) --
    Investment transactions...  $102,531,504  $83,673,727  $28,767,952  $ 70,828,949
    Foreign currency
     transactions.............       (14,781)        (665)    (124,444)      (18,732)
                                ------------  -----------  -----------  ------------
      Net realized gain on
       investments and foreign
       currency
       transactions...........  $102,516,723  $83,673,062  $28,643,508  $ 70,810,217
                                ------------  -----------  -----------  ------------
  Change in unrealized
    appreciation
    (depreciation) on --
    Investments...............  $ 36,156,989  $ 7,904,641  $ 6,486,927  $(15,059,395)
    Translation of assets and
     liabilities in foreign
     currencies...............        (1,032)         790       (1,810)        2,965
                                ------------  -----------  -----------  ------------
      Net unrealized gain
       (loss) on investments
       and foreign currency
       translation............  $ 36,155,957  $ 7,905,431  $ 6,485,117  $(15,056,430)
                                ------------  -----------  -----------  ------------
        Net realized and
        unrealized gain on
        investments and
        foreign currency......  $138,672,680  $91,578,493  $35,128,625  $ 55,753,787
                                ------------  -----------  -----------  ------------
          Increase in net
           assets from
           operations.........  $137,896,591  $90,912,057  $35,863,037  $ 55,834,076
                                ------------  -----------  -----------  ------------
                                ------------  -----------  -----------  ------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 1999 -- continued

                                Massachusetts
                                  Investors                         Total
Net investment income:              Trust          Research        Return        Utilities
Income --                           Series          Series         Series          Series
                                --------------   ------------   -------------   ------------
    Interest..................   $   1,555,118   $    540,139   $  26,506,378   $  1,043,965
    Dividends.................      11,933,691      3,916,596      11,866,192      2,879,321
    Foreign taxes withheld....         (61,653)       (48,384)       (199,748)       (42,843)
                                --------------   ------------   -------------   ------------
      Total investment
       income.................   $  13,427,156   $  4,408,351   $  38,172,822   $  3,880,443
                                --------------   ------------   -------------   ------------
  Expenses --
    Management fee............   $   5,349,377   $  3,516,790   $   6,310,362   $    932,156
    Trustees' compensation....          23,550         12,550          24,673          2,873
    Administrative fee........         133,974         75,458         133,690         18,643
    Custodian fee.............         211,643        148,254         167,326         51,631
    Auditing fees.............          16,404         15,254          18,934         15,750
    Legal fees................           2,825            773           1,989          1,563
    Printing..................          29,928         16,706          11,358          6,841
    Miscellaneous.............           3,416         23,627           7,064          1,899
                                --------------   ------------   -------------   ------------
      Total expenses..........   $   5,771,117   $  3,809,412   $   6,675,396   $  1,031,356
    Fees paid indirectly......          (8,106)        (6,541)        (20,027)       (12,267)
                                --------------   ------------   -------------   ------------
      Net expenses............   $   5,763,011   $  3,802,871   $   6,655,369   $  1,019,089
                                --------------   ------------   -------------   ------------
        Net investment
        income................   $   7,664,145   $    605,480   $  31,517,453   $  2,861,354
                                --------------   ------------   -------------   ------------
Realized and unrealized gain
  (loss) on investments:
  Realized gain (loss)
    (identified cost basis) --
    Investment transactions...   $ 128,420,025   $ 73,732,929   $  79,050,673   $ 16,944,106
    Foreign currency
     transactions.............         (24,671)       (59,173)            484        112,554
    Futures contracts.........        --              --             --             (116,285)
                                --------------   ------------   -------------   ------------
      Net realized gain on
       investments and foreign
       currency
       transactions...........   $ 128,395,354   $ 73,673,756   $  79,051,157   $ 16,940,375
                                --------------   ------------   -------------   ------------
  Change in unrealized
    appreciation
    (depreciation) on --
    Investments...............   $ (19,048,935)  $ 16,306,412   $ (15,777,671)  $  5,513,068
    Translation of assets and
     liabilities in foreign
     currencies...............         (36,353)       (16,026)         (8,521)       (23,084)
                                --------------   ------------   -------------   ------------
      Net unrealized gain
       (loss) on investments
       and foreign currency
       translation............   $ (19,085,288)  $ 16,290,386   $ (15,786,192)  $  5,489,984
                                --------------   ------------   -------------   ------------
        Net realized and
        unrealized gain on
        investments and
        foreign currency......   $ 109,310,066   $ 89,964,142   $  63,264,965   $ 22,430,359
                                --------------   ------------   -------------   ------------
          Increase in net
           assets from
           operations.........   $ 116,974,211   $ 90,569,622   $  94,782,418   $ 25,291,713
                                --------------   ------------   -------------   ------------
                                --------------   ------------   -------------   ------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (Unaudited)  -- Six Months Ended June 30,
1999

Increase (decrease) in net         Capital        Emerging       Global       Managed
assets:                          Appreciation      Growth        Growth       Sectors
From operations --                  Series         Series        Series        Series
                                --------------  ------------  ------------  ------------
  Net investment income
    (loss)....................  $     (776,089) $   (666,436) $    734,412  $     80,289
  Net realized gain on
    investments and foreign
    currency transactions.....     102,516,723    83,673,062    28,643,508    70,810,217
  Net unrealized gain (loss)
    on investments and foreign
    currency translation......      36,155,957     7,905,431     6,485,117   (15,056,430)
                                --------------  ------------  ------------  ------------
    Increase in net assets
     from operations..........  $  137,896,591  $ 90,912,057  $ 35,863,037  $ 55,834,076
                                --------------  ------------  ------------  ------------
Distributions declared to
  shareholders --
  From net investment
    income....................  $     --        $    --       $   (603,474) $    --
  From net realized gain on
    investments and foreign
    currency transactions.....    (191,013,349)  (12,679,477)  (10,894,673)      --
                                --------------  ------------  ------------  ------------
    Total distributions
     declared to
     shareholders.............  $ (191,013,349) $(12,679,477) $(11,498,147) $    --
                                --------------  ------------  ------------  ------------
Net increase (decrease) in net
  assets from Series share
  transactions................  $  104,529,414  $ 52,319,570  $   (183,704) $(12,637,516)
                                --------------  ------------  ------------  ------------
        Total increase in net
        assets................  $   51,412,656  $130,552,150  $ 24,181,186  $ 43,196,560
Net assets --
  At beginning of period......   1,725,154,967   736,251,186   277,518,977   364,791,076
                                --------------  ------------  ------------  ------------
  At end of period............  $1,776,567,623  $866,803,336  $301,700,163  $407,987,636
                                --------------  ------------  ------------  ------------
                                --------------  ------------  ------------  ------------
  Accumulated undistributed
    net investment income
    (loss) included in net
    assets at end of period...  $     (776,089) $   (666,436) $    735,757  $     80,289
                                --------------  ------------  ------------  ------------
                                --------------  ------------  ------------  ------------

                                Massachusetts
Increase (decrease) in net        Investors                         Total
assets:                             Trust          Research         Return       Utilities
From operations --                  Series          Series          Series         Series
                                --------------  --------------  --------------  ------------
  Net investment income.......  $    7,664,145  $      605,480  $   31,517,453  $  2,861,354
  Net realized gain on
    investments and foreign
    currency transactions.....     128,395,354      73,673,756      79,051,157    16,940,375
  Net unrealized gain (loss)
    on investments and foreign
    currency translation......     (19,085,288)     16,290,386     (15,786,192)    5,489,984
                                --------------  --------------  --------------  ------------
    Increase in net assets
     from operations..........  $  116,974,211  $   90,569,622  $   94,782,418  $ 25,291,713
                                --------------  --------------  --------------  ------------
Distributions declared to
  shareholders --
  From net investment
    income....................  $  (14,424,836) $   (3,057,687) $  (64,269,845) $ (4,367,404)
  From net realized gain on
    investments and foreign
    currency transactions.....    (138,450,705)    (32,300,619)   (223,361,985)  (26,554,259)
                                --------------  --------------  --------------  ------------
    Total distributions
     declared to
     shareholders.............  $ (152,875,541) $  (35,358,306) $ (287,631,830) $(30,921,663)
                                --------------  --------------  --------------  ------------
  Net increase in net assets
    from Series share
    transactions..............  $  309,593,356  $   51,219,992  $  247,401,159  $ 71,857,122
                                --------------  --------------  --------------  ------------
        Total increase in net
        assets................  $  273,692,026  $  106,431,308  $   54,551,747  $ 66,227,172
Net assets --
  At beginning of period......   1,852,728,101     988,280,151   1,942,110,673   226,291,872
                                --------------  --------------  --------------  ------------
  At end of period............  $2,126,420,127  $1,094,711,459  $1,996,662,420  $292,519,044
                                --------------  --------------  --------------  ------------
                                --------------  --------------  --------------  ------------
Accumulated undistributed net
  investment income included
  in net assets at end of
  period......................  $    7,641,261  $      605,380  $   31,840,691  $  2,943,958
                                --------------  --------------  --------------  ------------
                                --------------  --------------  --------------  ------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS  -- Year Ended December 31, 1998

Increase (decrease) in net         Capital        Emerging       Global       Managed
assets:                          Appreciation      Growth        Growth       Sectors
From operations --                  Series         Series        Series        Series
                                --------------  ------------  ------------  ------------
  Net investment income
    (loss)....................  $   (3,434,925) $ (1,538,350) $    831,575  $   (689,424)
  Net realized gain on
    investments and foreign
    currency transactions.....     213,975,823    12,407,941    10,538,464     2,104,108
  Net unrealized gain on
    investments and foreign
    currency translation......     176,762,865   163,219,131    22,769,934    39,042,064
                                --------------  ------------  ------------  ------------
    Increase in net assets
     from operations..........  $  387,303,763  $174,088,722  $ 34,139,973  $ 40,456,748
                                --------------  ------------  ------------  ------------
Distributions declared to
  shareholders --
  From net investment
    income....................  $     --        $    --       $   (973,450) $    --
  From net realized gain on
    investments and foreign
    currency transactions.....    (169,375,578)  (19,671,422)  (19,232,791)  (53,763,881)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions..............        --             --            --            (27,666)
                                --------------  ------------  ------------  ------------
    Total distributions
     declared to
     shareholders.............  $ (169,375,578) $(19,671,422) $(20,206,241) $(53,791,547)
                                --------------  ------------  ------------  ------------
  Net increase in net assets
    from Series share
    transactions..............  $  180,986,295  $124,482,468  $ 11,183,242  $ 37,498,438
                                --------------  ------------  ------------  ------------
        Total increase in net
        assets................  $  398,914,480  $278,899,768  $ 25,116,974  $ 24,163,639
Net assets --
  At beginning of period......   1,326,240,487   457,351,418   252,402,003   340,627,437
                                --------------  ------------  ------------  ------------
  At end of period............  $1,725,154,967  $736,251,186  $277,518,977  $364,791,076
                                --------------  ------------  ------------  ------------
                                --------------  ------------  ------------  ------------
Accumulated undistributed net
  investment income included
  in net assets at end of
  period......................  $     --        $    --       $    604,819  $    --
                                --------------  ------------  ------------  ------------
                                --------------  ------------  ------------  ------------

                                Massachusetts
Increase (decrease) in net        Investors                       Total
assets:                             Trust         Research        Return       Utilities
From operations --                  Series         Series         Series         Series
                                --------------  ------------  --------------  ------------
  Net investment income.......  $   14,417,538  $  3,097,824  $   64,029,971  $  4,552,068
  Net realized gain on
    investments and foreign
    currency transactions.....     141,470,873    31,269,447     223,399,643    25,475,223
  Net unrealized gain (loss)
    on investments and foreign
    currency translation......     162,221,454   138,889,494     (85,129,587)   (1,836,532)
                                --------------  ------------  --------------  ------------
    Increase in net assets
     from operations..........  $  318,109,865  $173,256,765  $  202,300,027  $ 28,190,759
                                --------------  ------------  --------------  ------------
Distributions declared to
  shareholders --
  From net investment
    income....................  $  (10,399,191) $ (1,809,857) $  (56,012,276) $ (2,736,379)
  From net realized gain on
    investments and foreign
    currency transactions.....     (91,293,748)  (33,497,705)   (144,585,110)  (15,722,165)
                                --------------  ------------  --------------  ------------
    Total distributions
     declared to
     shareholders.............  $ (101,692,939) $(35,307,562) $ (200,597,386) $(18,458,544)
                                --------------  ------------  --------------  ------------
Net increase in net assets
  from Series share
  transactions................  $  478,176,003  $180,028,715  $  244,299,890  $ 93,551,190
                                --------------  ------------  --------------  ------------
        Total increase in net
        assets................  $  694,592,929  $317,977,918  $  246,002,531  $103,283,405
Net assets --
  At beginning of period......   1,158,135,172   670,302,233   1,696,108,142   123,008,467
                                --------------  ------------  --------------  ------------
  At end of period............  $1,852,728,101  $988,280,151  $1,942,110,673  $226,291,872
                                --------------  ------------  --------------  ------------
                                --------------  ------------  --------------  ------------
Accumulated undistributed net
  investment income included
  in net assets at end of
  period......................  $   14,401,952  $  3,057,587  $   64,593,083  $  4,450,008
                                --------------  ------------  --------------  ------------
                                --------------  ------------  --------------  ------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Capital Appreciation Series
                           ------------------------------------------------------------------
                           Six Months
                             Ended
Per share data (for a       June 30,                  Year Ended December 31,
share outstanding             1999     ------------------------------------------------------
throughout each period):   (Unaudited)    1998        1997        1996       1995      1994
                           ----------  ----------  ----------  ----------  --------  --------
Net asset value --
  beginning of period....  $ 45.9348   $ 40.1392   $ 35.8316   $ 31.9878   $24.4076  $28.1892
                           ----------  ----------  ----------  ----------  --------  --------
Income (loss) from
  investment operations#
  --
  Net investment income
    (loss)...............  $ (0.0206 ) $ (0.0962 ) $ (0.0405 ) $ (0.0200 ) $0.0933   $0.0523
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............     3.5586     11.0414      7.8691      6.7422    8.1619   (1.1104 )
                           ----------  ----------  ----------  ----------  --------  --------
      Total from
        investment
        operations.......  $  3.5380   $ 10.9452   $  7.8286   $  6.7222   $8.2552   $(1.0581)
                           ----------  ----------  ----------  ----------  --------  --------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............  $  --       $  --       $  --       $ (0.0322 ) $(0.0568) $(0.1306)
  From net realized gain
    on investments and
    foreign currency
    transactions.........    (5.2788 )   (5.1496 )   (3.5210 )   (2.8462 ) (0.6182 ) (2.5929 )
                           ----------  ----------  ----------  ----------  --------  --------
      Total distributions
        declared to
        shareholders.....  $ (5.2788 ) $ (5.1496 ) $ (3.5210 ) $ (2.8784 ) $(0.6750) $(2.7235)
                           ----------  ----------  ----------  ----------  --------  --------
Net asset value -- end of
  period.................  $ 44.1940   $ 45.9348   $ 40.1392   $ 35.8316   $31.9878  $24.4076
                           ----------  ----------  ----------  ----------  --------  --------
                           ----------  ----------  ----------  ----------  --------  --------
Total return++...........      8.30% ++    28.70%     23.14%      21.48%    34.46%   (3.60)%
Ratios (to average net
  assets)/Supplemental
  data:
  Expenses##.............      0.73% +     0.77%       0.78%       0.80%     0.83%     0.83%
  Net investment income
    (loss)...............    (0.09)% +   (0.23)%     (0.10)%     (0.05)%     0.32%     0.24%
Portfolio turnover.......        25%         79%         68%         67%       89%       52%
Net assets at end of
  period (000 omitted)...  $1,776,568  $1,725,155  $1,326,240  $1,061,631  $797,102  $476,508

                                                 Emerging Growth Series
                           ------------------------------------------------------------------
                           Six Months
                              Ended
Per share data (for a       June 30,          Year Ended December 31,          Period Ended
share outstanding             1999       ---------------------------------     December 31,
throughout each period):   (Unaudited)     1998        1997        1996           1995*
                           -----------   ---------   ---------   ---------   ----------------
Net asset value --
  beginning of period....    $23.2757    $18.0032    $14.8305    $12.6867        $10.0000
                           -----------   ---------   ---------   ---------        -------
Income from investment
  operations# --
  Net investment income
    (loss)Section........    $(0.0205)   $(0.0530)   $(0.0551)   $ 0.0175        $ 0.0788
  Net realized and
    unrealized gain on
    investments and
    foreign currency.....      2.7998      6.0356      3.2968      2.1506          2.6079
                           -----------   ---------   ---------   ---------        -------
      Total from
       investment
       operations........    $ 2.7793    $ 5.9826    $ 3.2417    $ 2.1681        $ 2.6867
                           -----------   ---------   ---------   ---------        -------
Less distributions
  declared to
  shareholders--
  From net investment
    income...............    $ --        $  --       $(0.0098)   $(0.0243)       $--
  From net realized gain
    on investments and
    foreign currency
    transactions.........     (0.3907)    (0.7101)    (0.0592)      --            --
                           -----------   ---------   ---------   ---------        -------
      Total distributions
       declared to
       shareholders......    $(0.3907)   $(0.7101)   $(0.0690)   $(0.0243)       $--
                           -----------   ---------   ---------   ---------        -------
Net asset value -- end of
  period.................    $25.6643    $23.2757    $18.0032    $14.8305        $12.6867
                           -----------   ---------   ---------   ---------        -------
                           -----------   ---------   ---------   ---------        -------
Total return++...........      12.00%++    33.88%      21.93%      17.15%          26.80%++
Ratios (to average net
  assets) / Supplemental
  dataSection:
  Expenses##.............       0.77%+      0.78%       0.81%       0.70%           0.24%+
  Net investment income
    (loss)...............     (0.17)%+    (0.27)%     (0.33)%       0.12%           1.13%+
Portfolio turnover.......         77%         80%        109%         88%             28%
Net assets at end of
  period (000 omitted)...    $866,803    $736,251    $457,351    $250,826        $ 67,255

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated. If this fee had been incurred by the Series, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)............  $(0.0406 ) $0.0265
Ratios (to average net assets):
  Expenses##............................      0.84 %   1.00% +
  Net investment income (loss)..........     (0.02 )%   0.38% +

  * For the period from the commencement of the Series' investment operations, May 1, 1995, through December 31, 1995.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                           Global Growth Series
                           ------------------------------------------------------------------------------------
                             Six Months
Per share data (for a          Ended                              Year Ended December 31,
share outstanding          June 30, 1999    -------------------------------------------------------------------
throughout each period):    (Unaudited)        1998          1997          1996          1995          1994
                           --------------   -----------   -----------   -----------   -----------   -----------
Net asset value --
  beginning of period....     $15.6555      $14.6844      $13.0338      $12.3464      $10.9425      $10.6366
                               -------      -----------   -----------   -----------   -----------   -----------
Income from investment
  operations# --
  Net investment
    incomeSection........     $ 0.0419      $ 0.0466      $ 0.0446      $ 0.0232      $ 0.0689      $ 0.1506
  Net realized and
    unrealized gain on
    investments and
    foreign currency.....       2.0143        2.0973        1.9245        1.5878        1.6388        0.1590
                               -------      -----------   -----------   -----------   -----------   -----------
      Total from
        investment
        operations.......     $ 2.0562      $ 2.1439      $ 1.9691      $ 1.6110      $ 1.7077      $ 0.3096
                               -------      -----------   -----------   -----------   -----------   -----------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............     $(0.0353)     $(0.0565)     $(0.0626)     $(0.0886)     $(0.1361)     $(0.0037)
  From net realized gain
    on investments and
    foreign currency
    transactions.........      (0.6371)      (1.1163)      (0.2559)      (0.8350)      (0.1677)        --
                               -------      -----------   -----------   -----------   -----------   -----------
      Total distributions
        declared to
        shareholders.....     $(0.6724)     $(1.1728)     $(0.3185)     $(0.9236)     $(0.3038)     $(0.0037)
                               -------      -----------   -----------   -----------   -----------   -----------
Net asset value -- end of
  period.................     $17.0393      $15.6555      $14.6844      $13.0338      $12.3464      $10.9425
                               -------      -----------   -----------   -----------   -----------   -----------
                               -------      -----------   -----------   -----------   -----------   -----------
Total return++...........       13.27%++      14.61%        15.32%        13.02%        16.06%         2.86%
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............        1.02%+        1.01%         1.02%         1.04%         1.07%         0.47%
  Net investment
    income...............        0.52%+        0.31%         0.31%         0.18%         0.60%         2.20%
Portfolio turnover.......          72%           92%          105%           81%          162%          231%
Net assets at end of
  period (000 omitted)...     $301,700      $277,516      $252,402      $203,106      $146,388      $100,045

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the period indicated. If this fee had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income.............................  $0.0989
Ratios (to average net assets):
  Expenses##......................................   1.20%
  Net investment income...........................   1.47%

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                          Managed Sectors Series
                           ------------------------------------------------------------------------------------
                             Six Months
Per share data (for a          Ended                              Year Ended December 31,
share outstanding          June 30, 1999    -------------------------------------------------------------------
throughout each period):    (Unaudited)        1998          1997          1996          1995          1994
                           --------------   -----------   -----------   -----------   -----------   -----------
Net asset value --
  beginning of period....     $28.2448      $29.1601      $26.2503      $25.4468      $19.8823      $23.2419
                               -------      -----------   -----------   -----------   -----------   -----------
Income (loss) from
  investment operations#
  --
  Net investment income
    (loss)...............     $ 0.0064      $(0.0544)     $(0.0597)     $ 0.0200      $ 0.0979      $ 0.0982
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............       4.4975        3.7082        6.2302        4.2817        6.1880       (0.6610)
                               -------      -----------   -----------   -----------   -----------   -----------
      Total from
        investment
        operations.......     $ 4.5039      $ 3.6538      $ 6.1705      $ 4.3017      $ 6.2859      $(0.5628)
                               -------      -----------   -----------   -----------   -----------   -----------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............     $--           $  --         $(0.0201)     $(0.0758)     $(0.0542)     $(0.0239)
  From net realized gain
    on investments and
    foreign currency
    transactions.........      --            (4.5668)      (3.2406)      (3.4224)      (0.6672)      (2.7729)
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions.........      --            (0.0023)        --            --            --            --
                               -------      -----------   -----------   -----------   -----------   -----------
      Total distributions
        declared to
        shareholders.....     $--           $(4.5691)     $(3.2607)     $(3.4982)     $(0.7214)     $(2.7968)
                               -------      -----------   -----------   -----------   -----------   -----------
Net asset value -- end of
  period.................     $32.7487      $28.2448      $29.1601      $26.2503      $25.4468      $19.8823
                               -------      -----------   -----------   -----------   -----------   -----------
                               -------      -----------   -----------   -----------   -----------   -----------
Total return++...........       15.93%++      12.25%        25.63%        17.58%        32.29%       (1.94)%
Ratios (to average net
  assets)/Supplemental
  data:
  Expenses##.............        0.80%+        0.80%         0.82%         0.82%         0.84%         0.87%
  Net investment income
    (loss)...............        0.04%+      (0.20)%       (0.21)%         0.09%         0.42%         0.53%
Portfolio turnover.......         177%          161%          103%          121%          113%          103%
Net assets at end of
  period (000 omitted)...     $407,988      $364,791      $340,627      $266,368      $194,351      $118,987

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                  Massachusetts Investors Trust Series
                           -----------------------------------------------------------------------------------
                             Six Months
Per share data (for a          Ended                             Year Ended December 31,
share outstanding          June 30, 1999    ------------------------------------------------------------------
throughout each period):    (Unaudited)         1998           1997          1996         1995         1994
                           --------------   ------------   ------------   ----------   ----------   ----------
Net asset value --
  beginning of period....    $  38.2476     $  33.1489     $  26.4978     $22.0182     $16.4563     $16.9289
                           --------------   ------------   ------------   ----------   ----------   ----------
Income (loss) from
  investment operations#
  --
  Net investment
    income...............    $   0.1481     $   0.3382     $   0.3714     $ 0.4100     $ 0.4318     $ 0.2942
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............        2.0919         7.3482         7.8153       5.0415       5.6172      (0.4790)
                           --------------   ------------   ------------   ----------   ----------   ----------
      Total from
        investment
        operations.......    $   2.2400     $   7.6864     $   8.1867     $ 5.4515     $ 6.0490     $(0.1848)
                           --------------   ------------   ------------   ----------   ----------   ----------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............    $  (0.2810)    $  (0.2646)    $  (0.2854)    $(0.2936)    $(0.3037)    $(0.1996)
  From net realized gain
    on investments and
    foreign currency
    transactions.........       (2.6971)       (2.3231)       (1.2502)     (0.6783)     (0.1834)     (0.0882)
                           --------------   ------------   ------------   ----------   ----------   ----------
      Total distributions
        declared to
        shareholders.....    $  (2.9781)    $  (2.5877)    $  (1.5356)    $(0.9719)    $(0.4871)    $(0.2878)
                           --------------   ------------   ------------   ----------   ----------   ----------
Net asset value -- end of
  period.................    $  37.5095     $  38.2476     $  33.1489     $26.4978     $22.0182     $16.4563
                           --------------   ------------   ------------   ----------   ----------   ----------
                           --------------   ------------   ------------   ----------   ----------   ----------
Total return++...........         5.94%++       23.85%         31.94%       25.41%       37.41%      (1.10)%
Ratios (to average net
  assets) / Supplemental
  data:
  Expenses##.............         0.59%+         0.59%          0.61%        0.61%        0.64%        0.64%
  Net investment
    income...............         0.79%+         0.96%          1.23%        1.71%        2.25%        2.42%
Portfolio turnover.......           36%            61%            52%          51%          60%         146%
Net assets at end of
  period (000 omitted)...    $2,126,420     $1,852,728     $1,158,135     $571,008     $302,024     $150,318

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                              Research Series
                           -------------------------------------------------------------------------------------
                             Six Months
Per share data (for a          Ended                     Year Ended December 31,                  Period Ended
share outstanding          June 30, 1999    -------------------------------------------------     December 31,
throughout each period):    (Unaudited)        1998         1997         1996         1995           1994*
                           --------------   ----------   ----------   ----------   ----------   ----------------
Net asset value --
  beginning of period....    $  23.0231     $19.4313     $16.5735     $13.5777     $ 9.8761         $10.0000
                           --------------   ----------   ----------   ----------   ----------        -------
Income (loss) from
  investment operations#
  --
  Net investment
    incomeSection........    $   0.0139     $ 0.0780     $ 0.0678     $ 0.0797     $ 0.1401         $ 0.0131
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............        2.0360       4.4449       3.3159       3.1330       3.5651          (0.1370)
                           --------------   ----------   ----------   ----------   ----------        -------
      Total from
        investment
        operations.......    $   2.0499     $ 4.5229     $ 3.3837     $ 3.2127     $ 3.7052         $(0.1239)
                           --------------   ----------   ----------   ----------   ----------        -------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............    $  (0.0704)    $(0.0477)    $(0.0387)    $(0.0328)    $(0.0036)        $--
  From net realized gain
    on investments and
    foreign currency
    transactions.........       (0.7441)     (0.8834)     (0.4872)     (0.1841)       --             --
                           --------------   ----------   ----------   ----------   ----------        -------
      Total distributions
        declared to
        shareholders.....    $  (0.8145)    $(0.9311)    $(0.5259)    $(0.2169)    $(0.0036)        $--
                           --------------   ----------   ----------   ----------   ----------        -------
Net asset value -- end of
  period.................    $  24.2585     $23.0231     $19.4313     $16.5735     $13.5777         $ 9.8761
                           --------------   ----------   ----------   ----------   ----------        -------
                           --------------   ----------   ----------   ----------   ----------        -------
Total return++...........         9.04%++     23.61%       20.86%       23.76%       37.50%          (1.20)%++
Ratios (to average net
  assets) / Supplemental
  dataSection:
  Expenses##.............         0.76%+       0.76%        0.79%        0.84%        0.58%            1.50%+
  Net investment
    income...............         0.12%+       0.37%        0.37%        0.52%        1.16%            1.80%+
Portfolio turnover.......           51%          81%          79%          70%          81%               3%
Net assets at end of
  period (000 omitted)...    $1,094,711     $988,280     $670,302     $325,389     $ 71,828         $  3,869

Section For the period ended December 31, 1994, the investment adviser agreed to maintain the expenses of the Series at not more than 1.50% of average daily net assets. In addition, for the periods indicated, the investment adviser voluntarily waived all or a portion of its advisory fee. To the extent actual expenses were over this limitation and/or the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)............  $0.0954  $(0.0145)
Ratios (to average net assets):
  Expenses##............................   0.95%      3.49 %+
  Net investment income (loss)..........   0.79%     (0.19 )%+

  * For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                                 Total Return Series
                           -----------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended                              Year Ended December 31,
share outstanding            June 30, 1999     ---------------------------------------------------------------------------
throughout each period):      (Unaudited)          1998            1997            1996            1995           1994
                           -----------------   -------------   -------------   -------------   -------------   -----------
Net asset value --
  beginning of period....      $  21.2635      $  21.3173      $  19.4397      $  18.3848      $  15.0862      $16.0946
                           -----------------   -------------   -------------   -------------   -------------   -----------
Income (loss) from
  investment operations#
  --
  Net investment
    income...............      $   0.3322      $   0.7305      $   0.7546      $   0.7677      $   0.7824      $ 0.5639
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............          0.7513          1.6718          3.2409          1.6795          3.1527       (0.9310)
                           -----------------   -------------   -------------   -------------   -------------   -----------
      Total from
        investment
        operations.......      $   1.0835      $   2.4023      $   3.9955      $   2.4472      $   3.9351      $(0.3671)
                           -----------------   -------------   -------------   -------------   -------------   -----------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............      $  (0.7136)     $  (0.6858)     $  (0.7234)     $  (0.7189)     $  (0.6365)     $(0.4344)
  From net realized gain
    on investments and
    foreign currency
    transactions.........         (2.4799)        (1.7703)        (1.3945)        (0.6734)         --           (0.2069)
                           -----------------   -------------   -------------   -------------   -------------   -----------
      Total distributions
        declared to
        shareholders.....      $  (3.1935)     $  (2.4561)     $  (2.1179)     $  (1.3923)     $  (0.6365)     $(0.6413)
                           -----------------   -------------   -------------   -------------   -------------   -----------
Net asset value -- end of
  period.................      $  19.1535      $  21.2635      $  21.3173      $  19.4397      $  18.3848      $15.0862
                           -----------------   -------------   -------------   -------------   -------------   -----------
                           -----------------   -------------   -------------   -------------   -------------   -----------
Total return++...........           4.98%++        11.71%          21.98%          14.10%          26.71%       (2.22)%
Ratios (to average net
  assets) / Supplemental
  data:
  Expenses##.............           0.69%+          0.70%           0.71%           0.72%           0.76%         0.76%
  Net investment
    income...............           3.25%+          3.47%           3.72%           4.15%           4.70%         4.34%
Portfolio turnover.......             69%            116%            113%            134%            108%           66%
Net assets at end of
  period (000 omitted)...      $1,996,662      $1,942,111      $1,696,108      $1,335,022      $1,099,887      $839,614

                                                                       Utilities Series
                           ---------------------------------------------------------------------------------------------------------
Per share data (for a          Six Months Ended                                   Year Ended December 31,
share outstanding                June 30, 1999         -----------------------------------------------------------------------------
throughout each period):          (Unaudited)                1998                1997                1996                1995
                           -------------------------   -----------------   -----------------   -----------------   -----------------
Net asset value --
  beginning of period....          $  17.0828          $  16.4093          $  13.9874          $  12.2598          $   9.5209
                                   ----------          -----------------   -----------------   -----------------   -----------------
Income (loss) from
  investment operations#
  --
  Net investment
    incomeSection........          $   0.1927          $   0.4394          $   0.4576          $   0.5322          $   0.4918
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............              1.4672              2.3048              3.6873              1.8548              2.5197
                                   ----------          -----------------   -----------------   -----------------   -----------------
      Total from
        investment
        operations.......          $   1.6599          $   2.7442          $   4.1449          $   2.3870          $   3.0115
                                   ----------          -----------------   -----------------   -----------------   -----------------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............          $  (0.2980)         $  (0.3070)         $  (0.4248)         $  (0.3160)         $  (0.2726)
  From net realized gain
    on investments and
    foreign currency
    transactions.........             (1.8119)            (1.7637)            (1.2982)            (0.3434)             --
                                   ----------          -----------------   -----------------   -----------------   -----------------
      Total distributions
        declared to
        shareholders.....          $  (2.1099)         $  (2.0707)         $  (1.7230)         $  (0.6594)         $  (0.2726)
                                   ----------          -----------------   -----------------   -----------------   -----------------
Net asset value -- end of
  period.................          $  16.6328          $  17.0828          $  16.4093          $  13.9874          $  12.2598
                                   ----------          -----------------   -----------------   -----------------   -----------------
                                   ----------          -----------------   -----------------   -----------------   -----------------
Total return++...........               9.99%++            17.54%              32.71%              20.37%              32.36%
Ratios (to average net
  assets) / Supplemental
  dataSection:
  Expenses##.............               0.83%+              0.86%               0.86%               0.88%               0.44%
  Net investment
    income...............               2.30%+              2.68%               3.15%               4.23%               4.62%
Portfolio turnover.......                 84%                148%                144%                131%                119%
Net assets at end of
  period (000 omitted)...          $  292,519          $  226,292          $  123,008          $   70,680          $   43,134


Per share data (for a
share outstanding
throughout each period):        1994
                           ---------------
Net asset value --
  beginning of period....  $10.0164
                            -------
Income (loss) from
  investment operations#
  --
  Net investment
    incomeSection........  $ 0.2899
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............   (0.7817)
                            -------
      Total from
        investment
        operations.......  $(0.4918)
                            -------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............  $(0.0037)
  From net realized gain
    on investments and
    foreign currency
    transactions.........     --
                            -------
      Total distributions
        declared to
        shareholders.....  $(0.0037)
                            -------
Net asset value -- end of
  period.................  $ 9.5209
                            -------
                            -------
Total return++...........          (4.96)%
Ratios (to average net
  assets) / Supplemental
  dataSection:
  Expenses##.............     0.39%
  Net investment
    income...............     4.59%
Portfolio turnover.......      103%
Net assets at end of
  period (000 omitted)...  $ 21,448

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the Utilities Series for the periods indicated. If this fee had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income...................  $0.4375   $0.2412
Ratios (to average net assets):
  Expenses##............................    0.95%     1.14%
  Net investment income.................    4.12%     3.84%

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal year ending after September 1, 1995, the Series' expenses are calculated without reduction for this offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Equity Income Series, Global Asset Allocation Series, Global Government Series, Global Growth Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Growth and Income Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, MFS/Foreign & Colonial Emerging Markets Equity Series, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Income Series, Total Return Series*, Utilities Series*, and Zero Coupon Series 2000 Portfolio. The Global Growth Series, Managed Sectors Series, and Utilities Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies. Effective May 1, 1999, the World Growth Series and Conservative Growth Series changed their names to the Global Growth Series and Massachusetts Investors Trust Series, respectively.

The Series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities of currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Series are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Certain Series of the Trust may enter into futures contracts for non-hedging purposes. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investment in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - Certain Series of the Trust may lend their securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned, U.S. Treasuries held as collateral, and cash held as collateral were as follows:

                                                                                                              U.S.
Series                                                                                          Value       Treasury
----------------------------------------------------------------------------------------------------------------------
Emerging Growth Series....................................................................  $ 105,388,115  $   217,014
Global Growth Series......................................................................     33,522,700       30,000
Massachusetts Investors Trust Series......................................................      2,972,724    4,300,620
Research Series...........................................................................     65,563,432      --
Total Return Series.......................................................................      3,107,448    3,215,267
Utilities Series..........................................................................     32,069,592      --


Series                                                                                          Cash
------------------------------------------------------------------------------------------
Emerging Growth Series....................................................................  $ 106,151,586
Global Growth Series......................................................................     34,292,749
Massachusetts Investors Trust Series......................................................       --
Research Series...........................................................................     66,767,907
Total Return Series.......................................................................       --
Utilities Series..........................................................................     32,512,811

Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and State Street. Income from securities lending is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. At December 31, 1998, the Managed Sectors Series, for federal income tax purposes, had a capital loss carry forward of $475,355 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. Investment advisory fees are computed daily and paid monthly at an annual rate based on a percentage of each Series' average daily net assets.

The agreement also provides that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each Series. Management fees and expense limitations are as follows:

                                                                                                                  Management
                                                                                                                     Fees
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Series.....................................................................................        0.75%*
Emerging Growth Series..........................................................................................        0.75%*
Global Growth Series............................................................................................        0.90%
Managed Sectors Series..........................................................................................        0.75%*
Massachusetts Investors Trust Series............................................................................        0.55%
Research Series.................................................................................................        0.75%*
Total Return Series.............................................................................................        0.75%*
Utilities Series................................................................................................        0.75%*

                                                                                                                    Expense

                                                                                                                  Limitations

----------------------------------------------------------------------------------------------------------------
Capital Appreciation Series.....................................................................................        1.25%

Emerging Growth Series..........................................................................................         N/A

Global Growth Series............................................................................................         N/A

Managed Sectors Series..........................................................................................        1.25%

Massachusetts Investors Trust Series............................................................................        1.25%

Research Series.................................................................................................         N/A

Total Return Series.............................................................................................        1.25%

Utilities Series................................................................................................         N/A


*The Management fee for the Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The Management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The Management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The advisory agreement with respect to the Global Growth Series permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator - The Trust has an administrative services agreement with MFS to provide each Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

First $1 billion..................................................................................     0.0150%
Next $1 billion...................................................................................     0.0125%
Next $1 billion...................................................................................     0.0100%
In excess of $3 billion...........................................................................     0.0000%

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                                     Capital       Emerging
                                                                                                  Appreciation      Growth
                                                                                                     Series         Series
------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)....................................................  $ 469,528,083  $ 564,686,356
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------
Sales
U.S. government securities......................................................................  $  39,150,712  $    --
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------
Investments (non-U.S. government securities)....................................................  $ 562,572,782  $ 581,512,929
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------

                                                                                                     Global         Managed

                                                                                                     Growth         Sectors

                                                                                                     Series         Series

------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)....................................................  $ 193,189,925  $ 626,390,691

                                                                                                  -------------  -------------

                                                                                                  -------------  -------------

Sales
U.S. government securities......................................................................  $    --        $    --

                                                                                                  -------------  -------------

                                                                                                  -------------  -------------

Investments (non-U.S. government securities)....................................................  $ 207,585,544  $ 648,422,870

                                                                                                  -------------  -------------

                                                                                                  -------------  -------------

                                                                                                  Massachusetts
                                                                                                    Investors
                                                                                                      Trust        Research
                                                                                                     Series         Series
------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities......................................................................  $   6,231,569  $   6,359,822
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------
Investments (non-U.S. government securities)....................................................  $ 812,106,975  $ 525,529,835
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------
Sales
U.S. government securities......................................................................  $   7,952,018  $  25,457,268
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------
Investments (non-U.S. government securities)....................................................  $ 679,102,759  $ 483,641,515
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------


                                                                                                      Total
                                                                                                     Return        Utilities

                                                                                                     Series         Series

------------------------------------------------------------------------------------------------
Purchases
U.S. government securities......................................................................  $ 519,075,467  $  10,822,119

                                                                                                  -------------  -------------

                                                                                                  -------------  -------------

Investments (non-U.S. government securities)....................................................  $ 765,709,817  $ 209,165,640

                                                                                                  -------------  -------------

                                                                                                  -------------  -------------

Sales
U.S. government securities......................................................................  $ 456,986,085  $  10,536,144

                                                                                                  -------------  -------------

                                                                                                  -------------  -------------

Investments (non-U.S. government securities)....................................................  $ 849,125,106  $ 190,195,666

                                                                                                  -------------  -------------

                                                                                                  -------------  -------------


The cost and unrealized appreciation and depreciation in the value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:

                                                                                                   Capital        Emerging
                                                                                                Appreciation       Growth
                                                                                                   Series          Series
-----------------------------------------------------------------------------------------------------------------------------
Aggregate cost...............................................................................  $ 1,240,803,550  $ 743,285,650
                                                                                               ---------------  -------------
                                                                                               ---------------  -------------
Gross unrealized appreciation................................................................  $   551,888,862  $ 257,952,990
Gross unrealized depreciation................................................................      (23,230,191)   (16,185,521)
                                                                                               ---------------  -------------
    Net unrealized appreciation..............................................................  $   528,658,671  $ 241,767,469
                                                                                               ---------------  -------------
                                                                                               ---------------  -------------

                                                                                                   Global          Managed

                                                                                                   Growth          Sectors

                                                                                                   Series          Series

---------------------------------------------------------------------------------------------
Aggregate cost...............................................................................  $   273,764,239  $ 379,905,614

                                                                                               ---------------  -------------

                                                                                               ---------------  -------------

Gross unrealized appreciation................................................................  $    70,774,043  $  62,453,100

Gross unrealized depreciation................................................................       (9,430,125)    (3,234,436)

                                                                                               ---------------  -------------

    Net unrealized appreciation..............................................................  $    61,343,918  $  59,218,664

                                                                                               ---------------  -------------

                                                                                               ---------------  -------------

                                                                                                Massachusetts
                                                                                                  Investors
                                                                                                    Trust         Research
                                                                                                   Series          Series
-----------------------------------------------------------------------------------------------------------------------------
Aggregate cost...............................................................................  $ 1,760,195,905  $ 924,078,638
                                                                                               ---------------  -------------
                                                                                               ---------------  -------------
Gross unrealized appreciation................................................................  $   406,489,146  $ 257,296,547
Gross unrealized depreciation................................................................      (25,571,005)   (15,294,903)
                                                                                               ---------------  -------------
    Net unrealized appreciation..............................................................  $   380,918,141  $ 242,001,644
                                                                                               ---------------  -------------
                                                                                               ---------------  -------------


                                                                                                    Total
                                                                                                   Return         Utilities

                                                                                                   Series          Series

---------------------------------------------------------------------------------------------
Aggregate cost...............................................................................  $ 1,827,177,344  $ 303,340,529

                                                                                               ---------------  -------------

                                                                                               ---------------  -------------

Gross unrealized appreciation................................................................  $   191,510,144  $  29,600,392

Gross unrealized depreciation................................................................      (36,690,531)   (10,968,802)

                                                                                               ---------------  -------------

    Net unrealized appreciation..............................................................  $   154,819,613  $  18,631,590

                                                                                               ---------------  -------------

                                                                                               ---------------  -------------


(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                        Capital Appreciation Series                  Emerging Growth Series
                                          -------------------------------------------------------  --------------------------
                                               Six Months Ended               Year Ended                Six Months Ended
                                                June 30, 1999              December 31, 1998             June 30, 1999
                                          --------------------------  ---------------------------  --------------------------
                                            Shares        Amount        Shares         Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold.............................   3,308,728  $  149,283,062    8,063,847  $  327,203,188   4,428,949  $  107,859,450
Shares issued to shareholders in
  reinvestment of distributions.........   4,546,855     191,013,349    4,103,091     169,375,578     522,004      12,679,477
Shares reacquired.......................  (5,212,971)   (235,766,997)  (7,651,295)   (315,592,471) (2,808,015)    (68,219,357)
                                          ----------  --------------  -----------  --------------  ----------  --------------
  Net increase..........................   2,642,612  $  104,529,414    4,515,643  $  180,986,295   2,142,938  $   52,319,570
                                          ----------  --------------  -----------  --------------  ----------  --------------
                                          ----------  --------------  -----------  --------------  ----------  --------------


                                                 Year Ended
                                              December 31, 1998
                                          -------------------------
                                            Shares       Amount
----------------------------------------
Shares sold.............................   9,109,956  $ 179,855,917
Shares issued to shareholders in
  reinvestment of distributions.........     974,798     19,671,422
Shares reacquired.......................  (3,856,847)   (75,044,871)
                                          ----------  -------------
  Net increase..........................   6,227,907  $ 124,482,468
                                          ----------  -------------
                                          ----------  -------------

                                                           Global Growth Series                      Managed Sectors Series
                                          -------------------------------------------------------  --------------------------
                                               Six Months Ended               Year Ended                Six Months Ended
                                                June 30, 1999              December 31, 1998             June 30, 1999
                                          --------------------------  ---------------------------  --------------------------
                                            Shares        Amount        Shares         Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold.............................     773,320  $   12,541,448    2,851,168  $   43,338,836   1,083,336  $   34,258,185
Shares issued to shareholders in
  reinvestment of distributions.........     704,297      11,548,753    1,281,309      20,206,241      --            --
Shares reacquired.......................  (1,498,333)    (24,273,905)  (3,594,142)    (52,361,835) (1,540,526)    (46,895,701)
                                          ----------  --------------  -----------  --------------  ----------  --------------
  Net increase (decrease)...............     (20,716) $     (183,704)     538,335  $   11,183,242    (457,190) $  (12,637,516)
                                          ----------  --------------  -----------  --------------  ----------  --------------
                                          ----------  --------------  -----------  --------------  ----------  --------------


                                                 Year Ended
                                              December 31, 1998
                                          -------------------------
                                            Shares       Amount
----------------------------------------
Shares sold.............................   2,160,575  $  59,341,560
Shares issued to shareholders in
  reinvestment of distributions.........   1,872,964     53,791,547
Shares reacquired.......................  (2,799,501)   (75,634,669)
                                          ----------  -------------
  Net increase (decrease)...............   1,234,038  $  37,498,438
                                          ----------  -------------
                                          ----------  -------------

                                                   Massachusetts Investors Trust Series                 Research Series
                                          -------------------------------------------------------  --------------------------
                                               Six Months Ended               Year Ended                Six Months Ended
                                                June 30, 1999              December 31, 1998             June 30, 1999
                                          --------------------------  ---------------------------  --------------------------
                                            Shares        Amount        Shares         Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold.............................   6,520,310  $  246,947,885   13,386,792  $  471,198,051   3,345,157  $   77,871,890
Shares issued to shareholders in
  reinvestment of distributions.........   4,121,745     152,875,540    2,883,270     101,692,939   1,522,097      35,358,306
Shares reacquired.......................  (2,392,134)    (90,230,069)  (2,767,083)    (94,714,987) (2,665,772)    (62,010,204)
                                          ----------  --------------  -----------  --------------  ----------  --------------
  Net increase..........................   8,249,921  $  309,593,356   13,502,979  $  478,176,003   2,201,482  $   51,219,992
                                          ----------  --------------  -----------  --------------  ----------  --------------
                                          ----------  --------------  -----------  --------------  ----------  --------------


                                                 Year Ended
                                              December 31, 1998
                                          -------------------------
                                            Shares       Amount
----------------------------------------
Shares sold.............................   9,806,685  $ 205,506,332
Shares issued to shareholders in
  reinvestment of distributions.........   1,643,741     35,307,562
Shares reacquired.......................  (3,020,830)   (60,785,179)
                                          ----------  -------------
  Net increase..........................   8,429,596  $ 180,028,715
                                          ----------  -------------
                                          ----------  -------------

                                                          Total Return Series                          Utilities Series
                                        --------------------------------------------------------  --------------------------
                                             Six Months Ended                Year Ended                Six Months Ended
                                               June 30, 1999              December 31, 1998             June 30, 1999
                                        ---------------------------  ---------------------------  --------------------------
                                          Shares         Amount        Shares         Amount        Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold...........................    6,158,669  $  126,530,710   12,042,006  $  252,709,674   3,311,253  $   55,783,222
Shares issued to shareholders in
  reinvestment of distributions.......   14,903,203     287,631,830    9,818,758     200,597,386   1,909,923      30,921,663
Shares reacquired.....................   (8,109,857)   (166,761,381) (10,090,437)   (209,007,170)   (873,923)    (14,847,763)
                                        -----------  --------------  -----------  --------------  ----------  --------------
  Net increase........................   12,952,015  $  247,401,159   11,770,327  $  244,299,890   4,347,253  $   71,857,122
                                        -----------  --------------  -----------  --------------  ----------  --------------
                                        -----------  --------------  -----------  --------------  ----------  --------------


                                               Year Ended
                                            December 31, 1998
                                        -------------------------
                                          Shares       Amount
--------------------------------------
Shares sold...........................   5,319,794  $  86,783,548
Shares issued to shareholders in
  reinvestment of distributions.......   1,152,938     18,458,544
Shares reacquired.....................    (722,188)   (11,690,902)
                                        ----------  -------------
  Net increase........................   5,750,544  $  93,551,190
                                        ----------  -------------
                                        ----------  -------------

(6) Line of Credit
Each Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Series for the six months ended June 30, 1999, are as follows:

                                          Commitment
                                           Fee
------------------------------------------------
Capital Appreciation Series.............  $6,116
Emerging Growth Series..................     154
Global Growth Series....................   1,024
Managed Sectors Series..................   1,388
Massachusetts Investors Trust Series....   7,199
Research Series.........................   3,908
Total Return Series.....................   6,869
Utilities Series........................     888

Each Series and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by "the custodian" or "a custodian bank" under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses.

Each Series had no significant borrowings during the period.

(7) Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 1999, none of the Series had outstanding futures contracts.

(8) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At June 30, 1999, the Emerging Growth Series, Global Growth Series and Total Return Series owned the following restricted securities (constituting 0.04%, 0.01% and 0.02% of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by the Trustees.

                                                                                                     Date of         Shares/Par
Series                           Description                                                       Acquisition         Amount
----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Series           Talk.com, Inc.                                                      9/20/95             32,600
                                 Hong Leong Finance Ltd.                                             7/23/97             14,000
                                                                                                     8/12/97

Global Growth Series             International Business Communications Systems, Inc.                10/17/1995           12,600
                                 Talk.com, Inc.                                                      1/28/98              2,000
Total Return Series              Merrill Lynch Mortgage Investors, Inc., 8.372s, 2002                6/22/94            514,000


Series                             Cost       Value
-------------------------------
Emerging Growth Series           $ 814,230  $ 366,750
                                 $  38,464  $  32,089

Global Growth Series               124,992     --
                                    47,620     22,500
                                            ---------
                                            $  54,589
                                            ---------
                                            ---------
Total Return Series              $ 356,266  $ 478,823

        ----------------------------------------------------------------
THIS MFS-REGISTERED TRADEMARK-/SUN LIFE SERIES TRUST SEMIANNUAL REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

                      MFS' YEAR 2000 READINESS DISCLOSURE

       MFS Investment Management-Registered Trademark-, as an investment adviser and on behalf of the MFS portfolios, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS shareholders and contract owners, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

       The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

       MFS recognizes that fund shareholders, contract owners and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS-Registered Trademark-Original Research-SM- process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

       Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

       If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

                         YEAR 2000 READINESS DISCLOSURE

                                     [LOGO]

       The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

       Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.

       The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

       THE PRECEDING IS A YEAR 2000 READINESS DISCLOSURE PURSUANT TO THE YEAR 2000 READINESS DISCLOSURE ACT ENACTED BY THE UNITED STATES CONGRESS ON OCTOBER 19, 1998.

MFS-REGISTERED TRADEMARK-/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

TRUSTEES
JOHN D. McNEIL*, Chairman, President and Trustee
FORMER CHAIRMAN, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
PARTNER, Warner & Stackpole,
Boston, Massachusetts

DAVID D. HORN*, Trustee
FORMER SENIOR VICE PRESIDENT AND GENERAL MANAGER,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Trustee
FORMER CHAIRMAN, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
FORMER VICE CHAIRMAN, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW, Trustee
VICE CHAIRMAN, Capitol Entertainment Management Company;
PRIVATE INVESTOR AND REAL ESTATE CONSULTANT,
Dallas, Texas

J. KERMIT BIRCHFIELD, Trustee
CONSULTANT; CHAIRMAN, Display Technology, Inc.;
MANAGING DIRECTOR, Century Partners, Inc.,
Gloucester, Massachusetts

OFFICERS+

JAMES R. BORDEWICK, Jr., ASSISTANT SECRETARY
MARK E. BRADLEY, ASSISTANT TREASURER
STEPHEN E. CAVAN, SECRETARY AND CLERK
W. THOMAS LONDON, TREASURER
ELLEN MOYNIHAN, ASSISTANT TREASURER
JAMES O. YOST, ASSISTANT TREASURER

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS+

JEAN ALESSANDRO
DAVID A. ANTONELLI
JOHN W. BALLEN
ARNAB KUMAR BANERJI
STEPHEN C. BRYANT
DAVID M. CALABRO
JEFFREY CHOWDHRY
MITCHELL D. DYNAN
JOSEPH C. FLAHERTY, JR.
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
STEPHEN PESEK
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                        SUN-3B 8/99 188M